SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.      )

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Wells Fargo & Company

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WELLS FARGO

Notice of Annual Meeting and Proxy Statement

Wells Fargo & Company 2022 Annual Meeting of Shareholders

Letter to our Shareholders

from our Chief Executive Officer

March 14, 2022

Dear Fellow Shareholders,

We are pleased to invite you to attend Wells Fargo’s 2022 Annual Meeting of Shareholders to be held on Tuesday, April 26, 2022, at 10 a.m. Eastern Daylight Time. This year’s annual meeting will again be held in a virtual format through a live webcast at www.virtualshareholdermeeting.com/WFC2022.

At the annual meeting, shareholders will vote on a number of important matters. Your vote is important to us. We encourage you to vote as soon as possible by one of the methods described in your proxy materials, even if you plan to attend the virtual annual meeting.

Please take the time to carefully read the proxy statement, which includes a list of the matters submitted for shareholder vote, and proxy voting and other information on how to participate.

Thank you for your continued investment in, and support of, Wells Fargo.

Sincerely,

Charles W. Scharf

CEO

1

Letter to our Shareholders

from our Chairman of the Board

March 14, 2022

Dear Fellow Shareholders,

I am pleased to invite you, for the first time in my role as Chairman of the Wells Fargo Board of Directors, to attend our 2022 Annual Meeting of Shareholders on Tuesday, April 26, 2022, at 10 a.m. Eastern Daylight Time. Since our meeting last year, we have had several changes in Board leadership and identified three excellent candidates for election to the Board. Last August, I was elected by my fellow directors as Chairman of the Board and Wayne Hewett became Chair of the Governance and Nominating Committee, and last April, Ted Craver became Chair of the Audit Committee.

All of us on the Board are pleased to nominate for election as directors Richard K. Davis, CeCelia “CeCe” G. Morken, and Felicia F. Norwood, who will bring diverse and valued experience to our Board. Mr. Davis brings nearly 40 years of financial services experience, including as Chairman and Chief Executive Officer of U.S. Bancorp. Ms. Morken is a recognized leader in the technology and digital space from her years of experience in the computer software industry. Ms. Norwood brings extensive senior executive business and operational experience in the highly regulated healthcare industry and in the government sector, including having responsibility for a significant portion of the P&L of a major health care benefits company.

CEO Charlie Scharf and the Operating Committee pushed forward on Wells Fargo’s continued transformation in 2021. The Company has made progress on a number of fronts, including strengthening our risk and control infrastructure, improving our financial results, and making leadership changes as we continue to support our business and priorities. We also continued our efforts to enhance the experience of our customers and increased engagement with the communities we serve, at both the national and local level. The Board remains focused on its oversight of the Operating Committee’s execution of this transformation, and supporting management accountability for meeting the high expectations that they have for themselves, that we have for them as a Board, and that our regulators have for us as a Company. The changes that the Company has made, coupled with the continued economic recovery, give us confidence about our competitive position entering 2022. The Company’s top priority remains building the appropriate risk and control infrastructure which is foundational and critical to our future. In addition, in 2022 we will continue to oversee efforts to drive the Company’s business performance and enhance the experiences of our customers, increase the engagement of our employees and deepen the relationships in our communities.

2

As in recent years, this year’s annual meeting will be held virtually to protect the health and safety of our shareholders, employees, directors, and other meeting participants. We had more participants and the opportunity to answer more questions at the 2020 and 2021 annual meetings than in prior years, and we again look forward to an informative and engaging meeting with our shareholders.

Thank you for your continued investment in, and support of, Wells Fargo.

Sincerely,

Steven D. Black

Chairman of the Board

3

Notice of 2022 Annual Meeting of Shareholders	Meeting Information Date & Time Tuesday, April 26, 2022 10:00 a.m., EDT Virtual Meeting Access www.virtualshareholdermeeting.com/WFC2022 Record Date February 25, 2022

ITEMS FOR VOTE		BOARD RECOMMENDATION

Management Proposals

1	Elect as directors the 14 nominees named in our proxy statement	FOR all nominees

2	Advisory resolution to approve executive compensation (Say on Pay)	FOR

3	Approve the Company’s 2022 Long-Term Incentive Plan	FOR

4	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022	FOR

Shareholder Proposals

5-11	Vote on seven shareholder proposals, if properly presented at the meeting and not previously withdrawn or otherwise excluded	AGAINST

12	Consider any other business properly brought before the meeting

How to Vote

Your vote is important! Whether or not you plan to attend the meeting, we encourage you to vote your shares by proxy prior to the meeting in one of the following ways. This will ensure your representation even if you do not attend. Please refer to page 129 of this proxy statement for additional information on voting and how to attend the meeting.

By Internet Visit the website listed in your notice of internet availability of proxy materials or your proxy card or voting instruction form	By Phone Call the toll-free voting number on your voting materials	By Mail Mail your completed and signed proxy card or voting instruction form	By Mobile Device Scan the QR Barcode on your voting materials

How to Attend the Meeting Online

In the interest of the health and safety of our shareholders, employees, and communities and in light of the continuing COVID-19 pandemic, our Board of Directors determined that the meeting will be held in a virtual-only format at: www.virtualshareholdermeeting.com/WFC2022, where a list of our shareholders of record will also be made available to shareholders during the meeting. To attend as a shareholder of record, including to vote and ask questions during the meeting, you must log into the meeting using the valid control number printed on your voting materials. All beneficial owners should consult their voting instruction form or the notice of internet availability of proxy materials for how to vote in advance of, and how to participate in, the meeting. Guests may also log in to listen. Please visit our Investor Relations page on www.wellsfargo.com several days before the annual meeting for additional information.

By Order of our Board of Directors,

Tangela S. Richter Deputy General Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 26, 2022:

Wells Fargo’s 2022 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2021 are available at: www.proxyvote.com.

This notice and the accompanying proxy statement, 2021 annual report, and proxy card were first made available to shareholders beginning on March 14, 2022. You may vote if you owned shares of our common stock at the close of business on February 25, 2022, the record date for notice of and voting at our annual meeting.

Voting and Other Meeting Information	129

Appendix A — Wells Fargo & Company 2022 Long-Term Incentive Plan	A-1

Forward-Looking Statements and Website References: This proxy statement contains forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about our expectations for our operations and business and our corporate responsibility progress, plans, and goals (including environmental and human capital matters). Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from our forward-looking statements due to several factors. Factors that could cause our actual results to differ materially from our forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2021. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, and notwithstanding any historical practice of doing so, except as may be required by law. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document. We assume no liability for any third-party content contained on the referenced websites.

Proxy Summary

Who We Are

We are a leading U.S. financial services company that proudly serves consumers, small businesses, and middle-market and large companies. We partner with our customers to help them achieve their financial goals and with our communities to make a positive impact.

Our Strategic Pillars

We are continuing the work to build a strong and consistent foundation. The following are foundational pillars on which we are focused.

RISK AND CONTROL CULTURE	OPERATIONAL EXCELLENCE	CUSTOMER- CENTRIC CULTURE AND CONDUCT	TECHNOLOGY AND INNOVATION	FINANCIAL STRENGTH

Our Leadership and Business

We continue improving the way we run the Company and redefining parts of our culture to be more effective.

Tone from the Top

•	Flatter organization structure providing leaders with clear authority, accountability and responsibility.

•	Clear cultural expectations driving the highest standards of integrity and operational excellence.

Employee Expectations

2022 Proxy Statement	i

Proxy Summary

Focus On Risk And Control Foundation And Resolving Legacy Issues

•

Our top priority is to strengthen our company by building an appropriate risk and control infrastructure. We continue to enhance our risk management programs, including our operational and compliance risk management as required by the Federal Reserve Board’s February 2, 2018, and the Consumer Financial Protection Bureau’s (CFPB)/Office of the Comptroller of the Currency’s (OOC) April 20, 2018, consent orders.

•	We have an integrated operations organization that includes central, business-aligned and function-aligned controls executives

•	We continue to make progress on our efforts to resolve legacy regulatory issues

¡	January 2022 termination of a June 2015 OCC consent order regarding add-on products

¡	September 2021 expiration of a 2016 CFPB consent order regarding the bank’s retail sales practices

¡	January 2021 termination of a 2015 OCC consent order related to the Company’s Bank Secrecy Act/Anti-Money Laundering Compliance Program

¡	In May 2020, the OCC upgraded the Company’s Community Reinvestment Act rating to “Outstanding”

•	While we have achieved some milestones, we still have significant work to do, and we remain focused on the remaining risk and control work ahead.

Four Reportable Operating Segments

Reportable Operating Segment
Wealth and Investment Management

Core target market is U.S. consumers and businesses of all sizes.

We are a trusted advisor and provide core banking services including deposits, capital (private and public access to debt and equity), payments, and investments.

We have the right businesses at Wells Fargo to achieve our goals. We have the products, services, people, and scale to be a leader in each business.

Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

ii	Wells Fargo & Company

Proxy Summary

Board Highlights

The Board remains focused on regular enhancement of its composition, oversight, and governance practices and on Board succession planning to enable the Board to continue to oversee the Company and its business effectively.

Board Leadership Structure • Independent Chairman of the Board with well-defined authority and responsibilities

Board Composition

•  Our Board has been significantly refreshed since 2017, with new directors bringing enhanced financial services, regulatory, financial reporting, risk management, business operations, and corporate governance skills and experience

Board and Committee Leadership Refreshment in 2021:

•  Steven D. Black elected independent Chairman following retirement of Charles H. Noski

•  New Finance Committee Chair – Steven D. Black

•  New Audit Committee Chair – Theodore F. Craver, Jr.

•  New Governance and Nominating Committee Chair – Wayne M. Hewett

*   Based on completed years of service from date first elected to Board

(1)  The Board’s current standing committees are: Audit; Corporate Responsibility; Finance; Governance and Nominating; Human Resources; and Risk

Highlights of Qualifications and Experience of our Director Nominees
93%	64%	93%

are independent	have financial services experience	have risk management experience

2022 Proxy Statement	iii

Proxy Summary

Our Director Nominees

Our Board recommends that you vote FOR each of these director nominees for a one-year term

Steven D. Black

Independent Chairman

Retired Co-CEO, Bregal Investments, Inc.; Former Vice Chairman, JPMorgan Chase & Co.

Age: 69

Director Since: 2020

Committees: FC (Chair), HRC

Other Public Boards: 1

•  Extensive leadership, strategic planning, and business operations experience with systematically important financial institutions acquired during his 45-year career

•  Significant risk management, regulatory, and international experience, particularly in the area of wholesale/institutional banking

	Age(1)	Director Since	Committee Memberships						Other Public Company Directorship
Name and Primary Occupation			AC	FC	HRC	CRC	GNC	RC

MARK A. CHANCY Retired Vice Chairman and Co-Chief Operating Officer, SunTrust Banks, Inc.	57	2020	∎	∎				∎	1

CELESTE A. CLARK Principal, Abraham Clark Consulting, LLC; retired Senior Vice President (SVP), Global Public Policy and External Relations, and Chief Sustainability Officer, Kellogg Company	68	2018				∎	∎		3

THEODORE F. CRAVER, JR. Retired Chairman, President, and CEO, Edison International	70	2018	∎	∎			∎		1

RICHARD K. DAVIS President and CEO, Make-A-Wish America; retired CEO and President, U.S. Bancorp	64	N/A							2

WAYNE M. HEWETT Senior Advisor, Permira; Chairman, DiversiTech Corporation and Cambrex Corporation	57	2019			∎	∎	∎	∎	2

CECELIA “CECE” G. MORKEN Retired CEO and President, Headspace, Inc.	64	N/A							2

MARIA R. MORRIS Retired Executive Vice President and Head of Global Employee Benefits business, MetLife, Inc.	59	2018			∎			∎	1

FELICIA F. NORWOOD Executive Vice President and President, Government Business Division, Anthem, Inc.	62	N/A							0

RICHARD B. PAYNE, JR. Retired Vice Chairman, Wholesale Banking, U.S. Bancorp	74	2019						∎	0

JUAN A. PUJADAS Retired Principal, PricewaterhouseCoopers LLP, and former Vice Chairman, Global Advisory Services, PwC Intl.	60	2017		∎				∎	0

RONALD L. SARGENT Retired Chairman and CEO, Staples, Inc.	66	2017	∎		∎		∎		2

CHARLES W. SCHARF CEO & President Wells Fargo & Company	57	2019							1

SUZANNE M. VAUTRINOT President, Kilovolt Consulting Inc.; Major General (retired), U.S. Air Force	62	2015				∎		∎	3

AC Audit Committee	HRC Human Resources Committee	GNC Governance and Nominating Committee
FC Finance Committee	CRC Corporate Responsibility Committee	RC Risk Committee

∎ Chair ∎ Member	Independent New Director Nominee

(1) Age as of annual meeting date

iv	Wells Fargo & Company

Proxy Summary

Shareholder Engagement

Since our 2021 annual meeting, we contacted institutional investors representing approximately 47%, and engaged with 44%, of our outstanding shares, and with other stakeholders to provide updates on the Company, discuss governance, executive compensation and other matters, and hear their perspectives.	Total Contacted	Total Engaged
	47%	44%
	of total outstanding shares	of total outstanding shares

2021 Key Shareholder Topics • Financial performance • Business and strategy • Community engagement • Executive compensation program and disclosures • Board oversight of risk and regulatory matters

•   Company performance and progress on regulatory matters

•   Board composition, including Board diversity

•   Environmental, Social, and Governance (ESG) disclosures and practices, including the Company’s goal of net-zero greenhouse gas emissions—including financed emissions—by 2050

•   Diversity, equity and inclusion (DE&I) goals and metrics

Year-Round Shareholder Engagement

•  Our investor engagement program includes independent director participation to help us better understand the views of our investors on key corporate governance, executive compensation and other topics.

•  The feedback we receive from our investors and other stakeholders during these meetings helps inform the Company’s and the Board’s decision-making, and we have consistently acted to enhance our governance and other practices and transparency through our disclosures in response to those perspectives. For more information see Our Investor Engagement Program section of this proxy statement.

Human Capital Management Highlights

We recognize that our Company’s achievements are the result of the hard work and dedication of our employees. Our compensation and benefits programs reward our employees while also providing additional support for our front-line employees. For additional information, please refer to the Human Capital Management section of this proxy statement.

In November 2021, we announced plans to raise U.S. minimum hourly pay levels to a range of $18 to $22 based on role, location, and market conditions.	In 2021, we provided supplemental pay to eligible front-line employees working in customer-facing roles, in recognition of their significant contributions.	Starting in 2020, we have contributed up to $1,000 per year to a Health Savings Account for eligible employees enrolled in a qualifying plan and earning less than $100,000 annually.

The Company may contribute up to $800 per eligible employee and covered spouse, or domestic partner, into a Health Savings Account or Health Reimbursement Account, if the employee, or covered individual, completes certain wellness activities.

Since 2018, medical premiums have been lowered 23% on average for employees earning less than $45,000 annually.

In 2021, we added a new employer contribution to the Company’s 401(k) Plan for eligible employees whose annual compensation, as determined under the 401(k) Plan, is less than $75,000. This contribution is equal to the greater of 1% of certified compensation or $300. Additionally, the 401(k) Plan’s discretionary profit-sharing contribution was redesigned to be a discretionary contribution for eligible employees whose annual compensation, as determined under the 401(k) Plan, is less than $150,000. This contribution, when awarded, is equal to the greater of up to 4% of certified compensation or $300. These contributions are in addition to the 401(k) Plan’s matching contribution of up to 6% of certified compensation for eligible employees.

2022 Proxy Statement	v

Proxy Summary

2021 Executive Compensation Program Overview

2021 Executive Compensation Program and Disclosure Incorporate Shareholder Feedback

Following our 2021 annual meeting and the low Say on Pay vote, we conducted extensive engagement with our shareholders to gain feedback about our executive compensation program. In response to this feedback, our Human Resources Committee (HRC) approved several structural changes to our executive compensation program and enhanced the disclosure of the program.

WHAT WE HEARD FROM SHAREHOLDERS	HOW WE RESPONDED

•   Preference for a relative measure in our long-term plan

•   Focus on maintaining rigorous performance criteria and preference to maintain Total Shareholder Return (TSR) in the Performance Share structure

•   Preference for a higher proportion of performance-based long-term equity in CEO pay mix

•   Preference for more disclosure about the:

¡  factors the HRC uses in the pay-for-performance assessment process

¡  goals used to assess individual performance

¡   process to determine the annual incentive award

•   To more closely align with our pay-for-performance philosophy, we reintroduced relative Return on Tangible Common Equity (ROTCE) performance in our Performance Share design

•   We increased the target performance goal required for three-year average absolute ROTCE performance to achieve a target payout or above and increased the rigor of the TSR structure

•   We shifted our CEO pay mix to 65% in Performance Shares and 35% in Restricted Share Rights

•   We enhanced our 2022 proxy disclosures regarding:

¡  the HRC’s performance assessment framework

¡   the HRC’s framework for setting metrics, establishing objectives, and assessing performance

¡   the HRC’s process for determining total variable incentive compensation

Sound Compensation Practices

Our executive compensation practices are designed to reinforce our pay-for-performance compensation philosophy and promote effective risk management.

What We Do

•   Incentive compensation is variable and “at-risk” and equity compensation covers multi-year vesting periods

•   Focus on executive officer risk management and risk outcomes

•   Overall performance evaluated through a rigorous performance assessment framework

•   Engage independent compensation consultant

•   Strong and independent Board oversight through the Board’s HRC

•   Clawback and Forfeiture Policy permits recoupment and forfeiture of compensation in appropriate circumstances

•   Stock Ownership Policy includes minimum ownership requirements

•   Year-round engagement with shareholders on executive compensation and governance issues

What We Do Not Do

•   No cash dividends on unearned Restricted Share Rights and Performance Shares

•   No pledging of Company securities by directors or executive officers under the Board’s Corporate Governance Guidelines

•   No executive employment agreements

•   No tax gross-ups for named executives

•   No additional retirement benefits or additional years of credited service other than investment or interest credits provided under applicable pension plans since July 1, 2009

•   No repricing of stock options without shareholder approval

•   No hedging of Company securities by directors, executive officers, or other employees under our Code of Ethics and Business Conduct

•   Limited perquisites for executive officers

vi	Wells Fargo & Company

Leadership, Strategy, and Business

Leadership

With the right leadership now in place, our Board continues its focus on overseeing management’s efforts to strengthen our Company by building an appropriate risk and control infrastructure. Our Board believes that the Company has a strong management team under the leadership of Charlie Scharf, with the experience and skills necessary for our success.

Charles W. Scharf Chief Executive Officer

In 2020, the Company announced an enhanced organizational structure to manage risk across the Company, including five line-of-business Chief Risk Officers reporting to the Company’s Chief Risk Officer, and the hiring of a new Chief Compliance Officer and Chief Operational Risk Officer.

2022 Proxy Statement	1

Leadership, Strategy, and Business

Strategy

As part of our strategic plan, we continue our focus on strengthening our foundation based on the following strategic pillars.

Risk and Control Culture	• We are focused on building and implementing an effective risk and control infrastructure across our Company

Operational Excellence	• We have set clear priorities for our management team and our employees • We are focused on consistent, effective, and efficient execution as a core discipline

Customer-Centric Culture and Conduct	• We are guided by “Do what is right for our customers” at the center of everything we do • We are focused on actions, not words

Technology and Innovation	• As our foundational work progresses, in parallel we are focused on building technology and digital solutions that will power our businesses over the longer term by investing for the future

Financial Strength

•  In 2021, we made progress in improving our financial returns, including reducing our expenses and returning a significant amount of excess capital to our shareholders

•  The strength of our balance sheet was evident throughout the year. Our capital and liquidity levels remained well above regulatory minimums and the results of the Federal Reserve stress tests and our internal stress tests confirmed our strong capital position

We continue to make progress in the execution of key initiatives aligned to our strategic pillars:

•	Our top priority remains building a risk and control infrastructure appropriate for our size and complexity

•	Over the past year, we have worked to simplify the Company by reviewing our businesses, exiting activities that are non-core, and focusing our efforts on building our core, scaled businesses

•	As we look ahead, our strategy is focused on leveraging our significant competitive strengths to provide a differentiated experience and value to our target client base

•

Ultimately, our goal is to transform our business model from one that is reliant on physical presence and interaction accentuated by technology solutions to one primarily driven by technology platforms enhanced by physical presence and interaction

Business

Wells Fargo & Company is a leading financial services company with approximately $1.9 trillion in assets, proudly serves one in three U.S. households and more than 10% of small businesses in the U.S., and is the leading middle-market banking provider in the U.S. We provide a diversified set of banking, investment, and mortgage products and services, as well as consumer and commercial finance, through our four reportable operating segments: Consumer Banking and Lending; Commercial Banking; Corporate and Investment Banking; and Wealth and Investment Management. Wells Fargo ranked No. 37 on Fortune’s 2021 rankings of America’s largest corporations. In the communities we serve, the Company focuses its social impact on building a sustainable, inclusive future for all by supporting housing affordability, small business growth, financial health, and a low-carbon economy.

Strengths of our business include:

•	Scale across all our core businesses

•	Breadth of product offering

•	Distribution and value of our customer relationships
•	Diversification by customer, product, and geography within the U.S.

•	Capacity to invest in technology, digital, marketing, and talent

•	Strong brand presence

2	Wells Fargo & Company

Our Investor Engagement Program

As part of our commitment to effective corporate governance practices, since 2010 we have maintained a robust investor outreach program with independent director participation to help us better understand the views of our investors on key corporate governance topics. In addition to engagement with our largest institutional investors, we have enhanced our engagement efforts with additional investors and stakeholders to hear their perspectives. The following chart highlights our investor engagement program and process for considering the feedback we receive.

BOARD-LED ENGAGEMENT PROGRAM

•  Independent director participation since 2010

•  Since our 2021 annual meeting, we engaged with institutional investors representing approximately 44% of our outstanding shares

•  We held engagement meetings and calls with a significant number of our investors and other stakeholders to provide updates on the Company, discuss governance, executive compensation, and other matters, and hear their perspectives

•  The feedback we receive from investors and other stakeholders during these meetings helps inform the Company’s and the Board’s decision-making, and we have consistently acted to enhance our governance and other practices and transparency through our disclosures.

•  Our CRC Chair and our CEO participate in meetings with our external Stakeholder Advisory Council

YEAR-ROUND ENGAGEMENT PROCESS

•  Active outreach to institutional investors during the year as well as engagement meetings with investors and other stakeholders at their request to understand their priorities and concerns in the areas of corporate governance, executive compensation, environmental and sustainability matters, DE&I, and other matters

•  Continual review of our governance practices and framework in light of best practices, recent developments, and regulatory expectations

•  Provide our largest institutional investors with courtesy copies of periodic updates, including news of significant corporate governance and Board changes, as part of our ongoing engagement process

•  Coordinated engagement efforts with Investor Relations and our Public Affairs function, which includes social impact and sustainability matters

REPORTING AND EVALUATION OF INVESTOR FEEDBACK

•  Feedback from investor and other stakeholder engagement is summarized and shared with:

¡   the Board’s GNC, HRC, and CRC

¡    the full Board

¡   senior management

•  Our Board conducts a comprehensive annual self-evaluation, which includes:

¡    consideration of investor and other stakeholder feedback on various matters such as our annual say on pay vote and other annual meeting voting results, and investor and stakeholder sentiment on various matters; and

¡   reviews of our governance practices using investor and other stakeholder feedback to identify areas for potential enhancement

TOPICS DISCUSSED SINCE 2021 ANNUAL MEETING

•  Financial performance

•  Business and strategy

•  Community engagement

•  Executive compensation program and disclosures

•  Board oversight of risk and regulatory matters

•  Board composition, including Board diversity

•  Company performance and progress on regulatory matters

•  ESG disclosures and practices, including the Company’s goal of net-zero greenhouse gas emissions—including financed emissions—by 2050

•  DE&I goals and metrics

2022 Proxy Statement	3

Investor Engagement Program

Demonstrated Track Record of Responsiveness to Investors and Other Stakeholders 2018-2022

Our Board and our Company value and consider the feedback we receive from our investors and other stakeholders and have consistently acted to enhance our governance practices and transparency through our disclosures in response to those perspectives.

RISK & CONTROL

•  Continued implementation of risk management framework, including enhanced reporting, management-level governance committee structure, and escalation processes in support of the Board’s risk oversight

ENHANCED GOVERNANCE PRACTICES	ENHANCED PERFORMANCE MANAGEMENT AND EXECUTIVE COMPENSATION PROGRAMS

•  Enhanced the financial services, regulatory, financial reporting, risk management, business operations, technology, and corporate governance experience on the Board through the nomination of three new independent directors (Richard K. Davis, CeCelia “CeCe” G. Morken and Felicia F. Norwood) this year, the election of two new independent directors (Steven D. Black and Mark A. Chancy) during 2020, and the election of two new independent directors in 2019 (Wayne M. Hewett and Richard B. Payne, Jr.)

•  All of the Board’s standing Committees have new Committee Chairs since January 2017

•  Became a signatory to the Business Roundtable’s Statement on the Purpose of a Corporation

•  Adopted an overboarding policy applicable to the Company’s directors which limits the number of boards on which our directors may serve to a total of four public company boards (and for public company CEOs, no more than two public company boards in addition to the company of which he or she serves as CEO), unless the GNC determines that such other board service would not impair the director’s service to the Company

•  Enhanced existing shareholder right to call a special meeting by reducing required ownership threshold from 25% to 20% of outstanding shares

•  Following the 2021 annual meeting, for our executive compensation program, we implemented several program changes and provided additional detail related to the HRC’s performance assessment and variable incentive compensation determination process

•  Continued to enhance our performance management and executive compensation programs, including:

•  In 2020, redesigned our Stock Ownership Policy, including to introduce a minimum threshold ownership level for executives

•  In 2020, adopted a more comprehensive Clawback & Forfeiture Policy applicable to compensation awarded on or after January 1, 2021

•  Incorporated the consideration of progress relating to DE&I initiatives into performance goals for our executives that are taken into consideration in connection with year-end compensation decisions

4	Wells Fargo & Company

Investor Engagement Program

Demonstrated Track Record of Responsiveness to Investors and Other Stakeholders 2018-2022

ENHANCED ENVIRONMENTAL & SOCIAL PRACTICES	ENHANCED BUSINESS PRACTICES

•  On March 8, 2021, Wells Fargo announced a major step in our efforts to support the transition to a low-carbon economy by setting a goal of net-zero greenhouse gas emissions—including financed emissions—by 2050

•  Issued a $1 billion sustainability bond in May 2021, to support housing affordability, socioeconomic opportunity, and renewable energy (with bulk of fees going to diverse underwriting firms)

•  Joined the Net-Zero Banking Alliance, re-affirming our commitment, and demonstrating our approach to aligning our Scope 3 financed emissions with net-zero by 2050[1]

•  Recognizing that management of human rights issues is an ongoing effort, in 2021 Wells Fargo undertook a Human Rights Impact Assessment to help us gain better insights into where our stakeholders perceive we have positive and negative human rights impacts

•  Reorganized our management reporting into four reportable operating segments: Consumer Banking and Lending, Commercial Banking, Corporate and Investment Banking, and Wealth and Investment Management

•  Announced changes to our business organizational structure through the formation of five principal lines of business to enable the Company to more effectively pursue our goals and take advantage of opportunities with all line-of-business leaders reporting directly to our CEO

•  Enhanced organizational structure to manage risk across the Company, including a new model with five line-of-business Chief Risk Officers (CROs) reporting to the Company’s CRO

•  Creation of new Corporate Strategy, Digital Platform & Innovation team to enhance the Company’s focus on planning for the digital future and investing in the customer experience with its leader reporting directly to the CEO

•  Creation of new Diverse Segments, Representation and Inclusion team to further the Company’s expanded commitment to DE&I, with its leader reporting directly to the CEO

ENHANCED DISCLOSURES

On Human Capital

•  Published updates on the Company’s response to COVID-19, including through support of our customers, employees, and communities, available at https://stories.wf.com/series/wells-fargo-responds-covid-19/

•  Increased disclosure about our human capital management and performance management program and compensation practices, including efforts and metrics to promote DE&I in our workforce

•  Provided increased disclosure on our commitment to gender and racial/ethnic pay equity, our annual pay equity analysis, and oversight of our pay equity reviews by the HRC

On ESG

•  Starting in 2020 and continuing in 2021, we enhanced ESG disclosures (available on the Corporate Responsibility Goals and Reporting page of our website at https://www.wellsfargo.com/about/corporate-responsibility/goals-and-reporting) to meet stakeholder expectations, including publication of the following reports in 2021:

¡   Social Impact and Sustainability Highlights, which summarized key ESG progress and activities from 2020

¡   Our 2021 ESG Report, ESG Goals and Performance Data, and GRI/SASB Index which include disclosure on progress toward 2020 goals, three-year data trends, linkage to GRI and SASB indicators, and EEO-1 information

•  Published Wells Fargo’s inaugural Task Force on Climate-Related Financial Disclosures Report in February 2021, available at https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/climate-disclosure.pdf

1	To learn more about the Net-Zero Banking Alliance’s approach, visit https://www.unepfi.org/wordpress/wp-content/uploads/2021/04/UNEP-FI-Guidelines-for-Climate-Change-Target-Setting.pdf

2022 Proxy Statement	5

Corporate Governance

Our Board of Directors

Item 1 – Election of Directors for a Term of One Year

Director Nominees for Election

Our Board has set the size of the Board and number of directors to be elected at the annual meeting at 14. Below are the names of, and detailed information on, the nominees who our Board believes bring the right mix of professional experiences, capabilities, and diverse perspectives to provide effective oversight and governance of our Company and management. All nominees are currently directors of Wells Fargo & Company and were elected by our shareholders at the 2021 annual meeting, except for Richard K. Davis, CeCelia “CeCe” G. Morken, and Felicia F. Norwood, who were nominated by the Board on February 28, 2022, and recommended to the GNC for consideration by third-party search firms engaged by the GNC. In addition to providing information on a number of potential director candidates, the third-party search firms reviewed and provided information about the new nominees for review by the GNC and our Board. On September 30, 2021, Charles H. Noski retired from the Board. Our Board is grateful to Mr. Noski for his dedication, service, and contributions as a director and independent Chairman of our Company. Our Board elected Steven D. Black to the role of independent Chairman of the Board, and supports Mr. Black continuing to serve in this role. In 2021, our Board also appointed Mr. Black to serve as Chair of the Finance Committee, Theodore F. Craver, Jr. to serve as Chair of the Audit Committee, and Wayne M. Hewett to serve as a member and as Chair of the GNC, and supports Messrs. Black, Craver, and Hewett continuing to serve in these capacities.

Our Board has determined that each nominee for election as a director at the annual meeting is an independent director, except for Charles W. Scharf, as discussed under the Director Independence section of this proxy statement. Directors are elected to hold office until our next annual meeting and until their successors are elected and qualified. All nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee designated by the Board, or our Board may reduce its size. In addition, as described under the Director Election Standard and Nomination Process section of this proxy statement, each director nominee has tendered his or her resignation as a director in accordance with our Corporate Governance Guidelines to be effective only if he or she fails to receive the required vote for election to our Board and our Board accepts the resignation.

Item 1 – Election of Directors Our Board recommends that you vote FOR the election of each of the director nominees below for a one-year term.

6	Wells Fargo & Company

Corporate Governance

Steven D. Black

Age: 69

Director since: April 2020

Independent Chairman of the Board

Other Current Public Company Directorships: Nasdaq, Inc.

Committees: Finance (Chair), Human Resources

Qualifications:

•	Leadership, Financial Services, Financial Services Risk Management, Management Succession Planning, Regulatory. Mr. Black has extensive leadership, strategic planning, and business operations experience with systematically important financial institutions acquired during his 45-year career in the investment banking and private equity industries, including as a member of JPMorgan Chase & Co.’s operating and executive committees and as Executive Chairman and co-CEO of JPMorgan’s investment bank. Mr. Black brings significant risk management, regulatory, and international experience to our Board, particularly in the area of wholesale/institutional banking. His most-recent experience as co-CEO of Bregal Investments, Inc. and prior leadership roles at JPMorgan and Citigroup Inc. and predecessor companies provide him with extensive experience in risk management, including strategic and international risks, in the financial services industry.

•	Corporate Governance, Global Perspective/International. Mr. Black’s leadership roles with large, international financial services companies and his service as a board member of Nasdaq, Inc. and as a former board member of The Bank of New York Mellon Corporation provide him with international and corporate governance experience in the financial services industry that is relevant to our Company and our Company’s businesses.

•	Mr. Black has a Bachelor of Arts degree in Political Science from Duke University.

Experience:

Mr. Black was Co-CEO of Bregal Investments, New York, New York (private equity firm) from September 2012 until his retirement in December 2021. He was Vice Chairman of JPMorgan from March 2010 until February 2011, where he was a member of the operating and executive committees. Prior to that position, Mr. Black was Executive Chairman of JPMorgan’s investment bank from October 2009 until March 2010. He served as co-CEO of JPMorgan’s investment bank from 2004 until 2009. Mr. Black was the deputy co-CEO of JPMorgan’s Investment Bank from 2003 until 2004. He also served as head of JPMorgan investment bank’s Global Equities business from 2000 until 2003 following a career at Citigroup and its predecessor firms.

Mr. Black was formerly a director of The Bank of New York Mellon Corporation.

Mark A. Chancy

Age: 57

Director since: August 2020

Other Current Public Company Directorships: EVO Payments, Inc.

Committees: Audit, Finance, Risk

Qualifications:

•	Financial Services, Financial Services Risk Management, Strategic Planning, and Regulatory. Mr. Chancy brings extensive financial services experience and strategic expertise to our Board from his over 30 years of senior leadership experience in the financial services industry. At SunTrust Banks, Inc., an American bank holding company, he held a broad range of leadership roles spanning consumer and commercial banking, investment banking, and financial management, including as the leader of SunTrust’s consumer and wholesale segments. Mr. Chancy has significant risk management, operational, and regulatory experience relevant to our Company from his tenure in various positions with SunTrust where he was co-chief operating officer and also served as CFO during the financial crisis.

•	Financial Acumen, Financial Reporting. Mr. Chancy’s service as the CFO and treasurer of SunTrust, CFO of The Robinson-Humphrey Company, Inc., and an audit committee member of EVO Payments, Inc., provides him with extensive financial experience relevant to our Company.

•	Technology and Consumer, Marketing. Mr. Chancy brings technology and marketing experience relevant to our Company from his service as vice chairman and consumer segment executive of SunTrust, where he was responsible for SunTrust’s marketing and data and analytics functions.

•	Mr. Chancy has a Bachelor of Business Administration degree in Finance from Southern Methodist University and a Master of Business Administration (MBA) in Finance from Northwestern University.

Experience:

Mr. Chancy served as vice chairman and consumer segment executive of SunTrust from April 2017 and co-chief operating officer from February 2018 until his retirement in December 2019. As customer segment executive at SunTrust, he led consumer banking, mortgage and consumer lending, private wealth management, deposits and virtual channels, and consumer operations. He was corporate EVP and wholesale banking executive of SunTrust from April 2011 to April 2017, where he led SunTrust’s wholesale segment, which included corporate and investment banking, commercial and business banking, treasury and payment solutions, and commercial real estate banking. Previously, Mr. Chancy served as CFO of SunTrust from August 2004 to April 2011 and was treasurer of SunTrust from July 2001 until August 2004. Prior to joining SunTrust, he was CFO of The Robinson-Humphrey Company, Inc., which was purchased by SunTrust in 2001.

2022 Proxy Statement	7

Corporate Governance

Celeste A. Clark

Age: 68

Director since: January 2018

Other Current Public Company Directorships: Darling Ingredients, Inc.; Prestige Consumer Healthcare Inc.; The Hain Celestial Group, Inc.

Committees: Corporate Responsibility (Chair), Governance and Nominating

Qualifications:

•	Leadership, Consumer, Global Perspective. As a former member of the global executive management team at Kellogg Company, Dr. Clark has extensive executive management and consumer retail experience having led the development and implementation of health, nutrition, and regulatory science initiatives and worked across 180 global markets to ensure consistency in approach and implementation within regulatory guidelines.

•	ESG, Community Affairs, Public Policy. Dr. Clark brings insights on social responsibility matters to our Board as a trustee of the W.K. Kellogg Foundation, one of the largest philanthropic foundations in the U.S., a former SVP of Global Public Policy and External Relations and Chief Sustainability Officer at Kellogg, and President of the Kellogg Company corporate citizenship fund and 25-year Employees’ Fund.

•	Corporate Governance. Dr. Clark contributes important corporate governance, risk management, and strategy insights to our Board, garnered from her experience as the former chair of the governance and nominating committees of AdvancePierre Foods and AAA Michigan (travel, road service, and insurance business) and as a member (currently or formerly) of the governance and nominating committees of three other public companies.

•	Dr. Clark has a Bachelor of Science degree from Southern University, a Master of Science degree from Iowa State University, and a Ph.D. from Michigan State University, and is an adjunct professor at Michigan State University.

Experience:

Dr. Clark has served as a principal of Abraham Clark Consulting, LLC, Battle Creek, Michigan (health and regulatory policy consulting firm) since 2011. She was SVP of Global Public Policy and External Relations from 2010 and Chief Sustainability Officer from 2008 of Kellogg Company, Battle Creek, Michigan (food manufacturing company) until 2011.

Dr. Clark was formerly a director of AdvancePierre Foods Holdings, Inc., Mead Johnson Nutrition Company, and Omega Protein Corporation.

Theodore F. Craver, Jr.

Age: 70

Director since: January 2018

Other Current Public Company Directorships: Duke Energy Corporation

Committees: Audit (Chair), Finance, Governance and Nominating

Qualifications:

•	Leadership, Regulatory, Risk Management, Information Security, Strategic Planning, Business Operations, Corporate Governance, Management Succession Planning. Mr. Craver has acquired extensive executive management, corporate governance, risk management, and information security experience in highly regulated industries from his service in senior management positions at Edison International (Edison), Rosemead, California (a regulated electric utility holding company) and First Interstate Bancorp (First Interstate), a predecessor company of Wells Fargo.

•	Financial Acumen, Financial Reporting. Mr. Craver’s service as the CFO and treasurer of Edison, corporate treasurer of First Interstate and CFO of First Interstate’s wholesale banking subsidiary, and audit committee chair of Duke Energy Corporation provides him with extensive financial experience.

•	Financial Services. Mr. Craver brings relevant industry knowledge and insights to our Board, gained from his 23 years of experience in the banking industry as a former corporate treasurer of First Interstate and a CFO of First Interstate’s wholesale banking subsidiary.

•	Information Security, Cybersecurity, Technology. Mr. Craver is an Advisory Board member of the Center on Cyber and Technology Innovation and has earned a CERT certificate in Cybersecurity Oversight from the National Association of Corporate Directors.

•	Mr. Craver has a Bachelor of Arts degree and an MBA from the University of Southern California.

Experience:

Mr. Craver served as President of Edison from April 2008 until May 2016 and Chairman and CEO of Edison from August 2008 until his retirement in September 2016. Prior to joining Edison in 1996, Mr. Craver served as EVP and corporate treasurer of First Interstate. He also served as chairman of both the electric utility trade group, Edison Electric Institute (June 2014 to June 2015), and the industry’s technology research arm, the Electric Power Research Institute (April 2011 to April 2012).

Mr. Craver was formerly a director of Edison and Health Net, Inc.

8	Wells Fargo & Company

Corporate Governance

Richard K. Davis

Age: 64

Independent Nominee

Other Current Public Company Directorships: Mastercard Incorporated; Dow Inc.

Committees: None

Qualifications:

•	Leadership, Financial Services, Management Succession Planning, Regulatory, Global Perspective/International. Mr. Davis brings to the Board extensive payments experience and consumer insight as a retired CEO of a publicly traded financial holding company and former chairman of a banking association and payments company. His experience in highly regulated industries and as a former representative for the Ninth District of the Federal Reserve (where he was President of its Financial Advisory Committee) provide a valuable perspective on engaging and partnering with regulators. He has extensive experience and knowledge of business operations, including international financial services and capital allocation.

•	Financial Acumen, Corporate Governance. With both current and prior experience as a director and member of public companies’ audit, finance, and corporate governance committees, Mr. Davis has insight into corporate governance, financial, and strategic matters relevant to the Company and its businesses. Mr. Davis’ prior service as Chairman of the Financial Services Roundtable, Chairman of the Consumer Bankers Association, and Chairman of The Clearing House also evidences his expertise in and understanding of financial services and corporate governance matters.

•	Human Capital Management. With his extensive CEO experience and service on a public company’s human resources committee, Mr. Davis brings deep understanding and knowledge of culture development and human capital management.

•	Mr. Davis has a Bachelor of Arts degree in economics from California State University Fullerton.

Experience:

Mr. Davis is the President and CEO of Make-A-Wish America (a nonprofit organization), a role he has held since 2019. He is the former Executive Chairman and retired CEO of U.S. Bancorp, parent company of U.S. Bank, one of the largest commercial banks in the United States. Mr. Davis served as Executive Chairman from December 2007 to April 2018, CEO from December 2006 to April 2017, and held various other executive positions at U.S. Bancorp including President and Chief Operating Officer. He was an EVP at Bank of America and Security Pacific Bank prior to joining Star Banc Corporation, which was one of U.S. Bancorp’s legacy companies. During his career, he has served as Chairman of the Financial Services Roundtable, Chairman of the Consumer Bankers Association, Chairman of The Clearing House, and representative for the Ninth District of the Federal Reserve, where he was President of its Financial Advisory Committee. Additionally, Mr. Davis currently serves on the Board of Trustees of Mayo Clinic. He also serves on the Mastercard Incorporated Board of Directors (since June 2018) and as Lead Director and Audit Committee Chair on the Dow Inc. Board of Directors. Mr. Davis served on the Xcel Energy Board of Directors from March 2006 to May 2020, the DowDuPont Inc. Board of Directors from July 2018 to April 2019, the DowDuPont Materials Advisory Committee from September 2017 to April 2019, and The Dow Chemical Company Board of Directors from 2015 to August 2017.

Wayne M. Hewett

Age: 57

Director since: January 2019

Other Current Public Company Directorships: The Home Depot, Inc.; United Parcel Service, Inc.

Committees: Corporate Responsibility, Governance and Nominating (Chair), Human Resources, Risk

Qualifications:

•	Leadership, Strategic Planning, Management Succession Planning, Global Perspective/International. As a former Chief CEO and/or President of three companies and as a former executive at General Electric Company (1986–2007), Mr. Hewett has extensive executive management experience. Having served as CEO of two companies based in Europe and Asia Pacific and as an executive with oversight of international businesses at General Electric Company, Mr. Hewett brings a global perspective to oversight of the Company’s businesses.

•	Business Operations, Risk Management. Mr. Hewett brings insights on business operations and risk management from his senior management experience, including as VP, Supply Chain & Operations at General Electric Company, and his roles leading technologically sophisticated businesses, including at: Klöckner Pentaplast Group; Platform Specialty Products Corporation; Arysta LifeScience Corporation; and General Electric Company, where he was President and CEO, GE Advanced Materials, and President and CEO, GE Silicones.

•	Financial Acumen, Corporate Governance. As a current director, and audit committee member, of The Home Depot, Inc. and United Parcel Service, Inc., as well as a former board member of other public company boards, Mr. Hewett has insight into corporate governance, financial, and strategic matters relevant to the Company and its businesses.

•	Mr. Hewett has Bachelor of Science and Master of Science degrees in Industrial Engineering from Stanford University.

Experience:

Mr. Hewett served as CEO of Klöckner Pentaplast Group, founded in Montabaur, Germany (packaging) from August 2015 to November 2017. He was President from February 2015 and a director from March 2015 of Platform Specialty Products Corporation, West Palm Beach, Florida (specialty chemicals) until August 2015. Mr. Hewett was President and CEO of Arysta LifeScience Corporation, Tokyo, Japan (crop protection and life sciences) from January 2010 until its acquisition by Platform Specialty Products Corporation in February 2015. Since March 2018, he has served as a senior advisor to Permira (private equity). From March 2018 until December 2020, he was Non-Executive Chairman of DiversiTech Corporation (HVAC manufacturer and distributor), formerly a portfolio company of the Permira Funds. Since December 2019, he has been Non-Executive Chairman of Cambrex Corporation (small molecule therapeutics), and since January 2021, a Director of Lytx (telematics), both portfolio companies of the Permira Funds.

2022 Proxy Statement	9

Corporate Governance

CeCelia “CeCe” G. Morken

Age: 64

Independent Nominee

Other Current Public Company Directorships: Alteryx, Inc.; Genpact Ltd

Committees: None

Qualifications:

•	Leadership, Financial Services, Strategic Planning. As the former CEO, president, and chief operating officer of an online services company, and former senior leader of numerous businesses offering banking and accounting services online, Ms. Morken brings to the Board extensive leadership and financial services experience. Her experience leading companies or business divisions in periods of transition, including two companies during the acquisition process, provides strategic operational insights.

•	Digital, Technology, Consumer, Marketing. Ms. Morken brings significant digital, technology, consumer and marketing experience to the Board as a result of her 13-year career at Intuit, which included senior leadership positions over the business providing digital banking solutions to banks and credit unions and responsibility for corporate and end-user marketing and strategy development, as well as her former role as CEO of Headspace, which provided digital mental wellness services to more than 70 million users across 190 countries.

•	Financial Acumen, Corporate Governance. As a current director and member of two public company audit committees, Ms. Morken has insight into corporate governance, financial, and strategic matters relevant to the Company and its businesses.

•	Ms. Morken received her Bachelor of Science degree in Business Administration and Economics from North Dakota State University in 1979.

Experience:

Ms. Morken most recently served as CEO of Headspace, a leading provider of digital mental wellness services, from January 2021 until January 2022, when the company merged with an online mental health platform and she retired. She previously served as Headspace’s President and Chief Operating Officer from April 2020 to January 2021. Prior to that, Ms. Morken held a variety of senior roles at Intuit Inc., a global technology platform, from 2007 to 2020, including as EVP and General Manager of Strategic Partnerships from 2017 to 2020, and EVP and General Manager of the ProConnect Group, Intuit’s accountant division, from 2013 to 2017. Ms. Morken’s experience also includes senior positions at Digital Insight Corporation from 2002 until 2007, when it was acquired by Intuit, and WebTone Technologies, Inc. (now Fidelity National Information Services, Inc.) from 2000 to 2002.

Ms. Morken currently serves on the board of directors of Alteryx, Inc. (since 2021) and Genpact Ltd (since 2016).

Maria R. Morris

Age: 59

Director since: January 2018

Other Current Public Company Directorships: S&P Global Inc.

Committees: Human Resources, Risk (Chair)

Qualifications:

•	Leadership, Financial Services, Regulatory, Global Perspective/International. As a result of her 33-year career with MetLife, Inc. (MetLife), including service as the head of the Global Employee Benefits business and interim head of the U.S. Business, with responsibility for MetLife’s U.S. Business and Employee Benefits business in more than 40 countries, including its relationships with multinational companies and distribution relationships with financial institutions, Ms. Morris brings extensive executive management and leadership experience to our Board.

•	Financial Services Risk Management, Global Perspective/International. Ms. Morris’s experience in risk management, retail, and international matters at a large financial institution adds an important perspective to our Board. Her service as chair of the audit committee of S&P Global Inc. provides her with additional financial and risk management experience in the financial services industry.

•	Technology, Business Operations, Consumer, Marketing, Human Capital Management. Ms. Morris’s service as MetLife’s Head of Global Technology and Operations and Chief Marketing Officer provides her with valuable insights into technology, operations, and marketing relevant to our industry and our businesses. Her operations and integration experience, including oversight of the successful integration of MetLife’s acquisition of American Life Insurance Company, provides her with a unique human capital management perspective.

•	Ms. Morris has a Bachelor of Arts degree from Franklin & Marshall College.

Experience:

Ms. Morris served as EVP and head of the Global Employee Benefits business from 2011 and interim head of the U.S. Business from 2016 until July 2017 of MetLife, New York, New York (global provider of life insurance, annuities, employee benefits, and asset management), when she retired. She was Chief Marketing Officer from April 2014 until January 2015 and EVP of Technology and Operations from January 2008 to September 2011.

10	Wells Fargo & Company

Corporate Governance

Felicia F. Norwood

Age: 62

Independent Nominee

Other Current Public Company Directorships: None

Committees: None

Qualifications:

•	Regulatory and Legal, Consumer, Government. Ms. Norwood’s extensive experience in the government and healthcare industries in both the public and private sectors provide the Board with a unique perspective across multiple dimensions, including providers, payers, consumers and regulators. She also brings an understanding of the public and social policy issues facing a large, consumer-focused business.

•	Strategic Planning, Business Operation, Community Affairs, Public Policy. As EVP and President for Anthem, Inc’s Government Business Division, Ms. Norwood is responsible for the strategic direction and operations related to Anthem’s Medicaid, Medicare and Federal Government Solutions businesses. As a result of this experience, combined with her more than 19 years of experience at Aetna, Inc., Ms. Norwood brings to the Board experience with managing businesses in highly regulated industries. As the former senior policy advisor to the Illinois Governor for Health and Human Services, and a former director for the Illinois Department of Healthcare and Family Services, she also brings a well-rounded perspective informed both by industry and government experience.

•	Community Affairs, Public Policy. Ms. Norwood received her Bachelor of Arts degree in Political Science from Valdosta State University in 1981, her Master of Arts degree from the University of Wisconsin in 1982, and her Juris Doctor from Yale Law School in 1989.

Experience:

Since 2018, Ms. Norwood has served as the EVP and President, Government Business Division, of Anthem, Inc., a health company, where she is responsible for the profit and loss, setting the strategic direction and all operations related to the company’s Medicaid, Medicare and Federal Government Solutions businesses. Before joining Anthem, Ms. Norwood worked as the director of the Illinois Department of Healthcare and Family Services, a government department responsible for providing healthcare, from 2015 to 2018. Ms. Norwood’s career also includes 19 years with Aetna, Inc. from 1994 to 2013, most recently as President, Mid-America Region. She previously served on the board of directors of Hill-Rom Holdings Inc. from 2020 to 2021.

Richard B. Payne, Jr.

Age: 74

Director since: October 2019

Other Current Public Company Directorships: None

Committees: Risk

Qualifications:

•	Leadership, Financial Services, Regulatory, Financial Services Risk Management, Business Operations. Mr. Payne brings extensive executive management experience and expertise in risk management in the financial services industry to our Board from his wide-ranging leadership experience during his approximately 40-year career with U.S. Bancorp, Morgan Stanley, and predecessor banks of The PNC Financial Services Group, Inc., Wells Fargo & Company, Bank of America Corporation, and JPMorgan Chase & Co. He has also built this relevant expertise from his service as a past board member of the Securities Industry and Financial Markets Association and past member of the Financial Services Roundtable. As Vice Chairman, Wholesale Banking of U.S. Bancorp, Mr. Payne had responsibility throughout the United States for U.S. Bank’s national corporate banking, commercial banking, capital markets, commercial real estate, financial institutions, equipment finance, global treasury management, government and nonprofit banking, leveraged lending, specialty finance, and high-grade fixed income businesses. His experience as an executive in the financial services industry provides him with an important perspective on wholesale/institutional banking, risk management, community affairs, public policy, and regulatory matters in the financial services industry.

•	Community Affairs, Public Policy. Mr. Payne brings leadership experience in community affairs and public policy matters relevant to our Company to our Board, including through his service as a past board member of each of the Securities Industry and Financial Markets Association, the Financial Services Roundtable, and the U.S. Bank Foundation and U.S. Bancorp’s “Proud to Serve” Veterans network. Prior to beginning his banking career, Mr. Payne served for over two years in the U.S. Navy.

•	Mr. Payne has a Bachelor of Arts degree from the University of Virginia and an MBA from Harvard Business School.

Experience:

Mr. Payne served as vice chairman, Wholesale Banking, of U.S. Bancorp from November 2010 until he retired in April 2016, and as vice chairman, Corporate Banking, at U.S. Bancorp, Minneapolis, Minnesota from July 2006 to November 2010. Prior to joining U.S. Bancorp, he served as EVP for National City Corporation, Cleveland, Ohio, from 2001 to 2006. Prior to joining National City, Mr. Payne was a managing director at First Union Corporation and served in various roles of increasing responsibility in corporate banking at Bank of America predecessor banks. He also served in the corporate finance group of Morgan Stanley and in roles of increasing responsibility at a predecessor bank of JPMorgan.

2022 Proxy Statement	11

Corporate Governance

Juan A. Pujadas

Age: 60

Director since: September 2017

Other Current Public Company Directorships: None

Committees: Finance, Risk

Qualifications:

•	Leadership, Financial Services, Financial Services Risk Management, Regulatory, Business Operations. Mr. Pujadas brings extensive executive management experience and expertise in risk management and the financial services industry to our Board as a result of his service in a wide range of leadership activities at PricewaterhouseCoopers LLP (PwC) and PricewaterhouseCoopers International Limited (PWCIL), including as vice chair, Global Advisory Services, leader of the U.S. Advisory practice, managing partner for Strategy and leader of the Global Risk Management Solutions practice for the Americas.

•	Information Security, Technology. Mr. Pujadas’s experience as a principal in PwC’s financial services industry practice provides him with an important perspective on risk management, information security, and technology in the financial services industry.

•	Financial Services Risk Management, Global Perspective/International. Mr. Pujadas brings international experience in the financial services industry and insight into financial risk management to our Board as a result of his service as chief risk officer of Santander Investment, the international investment banking arm of Banco Santander from 1995 to 1998 and his service as a member of the executive committee of Santander Investment and the management committee of the commercial banking division of Banco Santander.

•	Technology, Other Capabilities. Mr. Pujadas has a Bachelor of Science in Economics (BSE) degree in Finance and Bachelor of Applied Science (BAS) degree in Applied Science/Technology, with a concentration in Computer Science, from the University of Pennsylvania.

Experience:

Mr. Pujadas served as vice chairman, Global Advisory Services of PricewaterhouseCoopers International Limited, London, United Kingdom (audit, financial advisory, risk management, tax, and consulting, the PwC global network), from 2008 until his retirement in June 2016. He served as the leader of the U.S. Advisory practice of PwC, the U.S. member firm of PWCIL, from 2003 to 2009.

Ronald L. Sargent

Age: 66

Director since: February 2017

Other Current Public Company Directorships: Five Below, Inc.;
The Kroger Co.

Committees: Audit, Governance and Nominating, Human Resources (Chair)

Qualifications:

•	Leadership, Corporate Governance, Management Succession Planning, Consumer, Marketing. As the former chairman and CEO of Staples, Inc. and as the Lead Director of The Kroger Co., Mr. Sargent brings leadership, executive management, corporate governance, and consumer retail and marketing experience to our Board.

•	Marketing, Digital, Business Operations. Mr. Sargent has over 35 years of retail experience and brings significant insight related to the transition toward more online and digital customer experiences.

•	Human Capital Management, Global Perspective/International. Mr. Sargent’s experience relating to the management of a large global workforce serving customers globally through a variety of channels is beneficial to our Company in light of our large workforce and diversified business model.

•	Financial Acumen, Strategic Planning. Mr. Sargent brings to our Board finance and business strategy experience as a result of his service at Staples and as the former chair of the audit committee of The Kroger Co.

•	Consumer. As a current member of Kroger’s public responsibilities committee, he also adds a perspective on public and social policy issues facing a large consumer retail business.

•	Mr. Sargent has a Bachelor of Arts degree from Harvard College and an MBA from Harvard Business School.

Experience:

Mr. Sargent served as Chairman from March 2005 until January 2017 and Chief Executive Officer from February 2002 until June 2016 of Staples, Inc., Framingham, Massachusetts (business products retailer), when he retired.

Mr. Sargent was formerly a director of Staples, Inc.

12	Wells Fargo & Company

Corporate Governance

Charles W. Scharf

Age: 57

Director since: October 2019

Other Current Public Company Directorships: Microsoft Corporation

Qualifications:

•	Leadership, Financial Services, Corporate Governance, Management Succession Planning, Regulatory, Global Perspective/International. Mr. Scharf has served in a variety of leadership positions during his approximately 33-year career in roles in the banking and payments industries. He brings extensive financial services experience to our Board and has an important perspective regarding the regulatory environment for financial services companies and our Company.

•	Business Operations, Strategic Planning, Technology, Digital. Mr. Scharf brings experience in business operations, strategic planning, and technological transformation in the financial services industry from his tenure as CEO of Visa Inc. where he transformed the firm into a technology-driven digital commerce company by partnering with the world’s leading technology companies to drive new payment experiences and introduce new technologies to improve payment system security. His experience as a CEO and leader of business units at JPMorgan Chase & Co. and a predecessor bank provide him a perspective on operations and strategic planning relevant to our Company’s businesses.

•	Risk Management, Financial Acumen, Financial Reporting. Mr. Scharf’s experience as CEO and in other senior leadership positions provides him with extensive risk management experience in the financial services industry. He gained financial reporting and CFO experience relevant to our Company through his service as the CFO of a JPMorgan predecessor bank and a Citigroup Inc. predecessor bank.

•	Mr. Scharf has a Bachelor of Arts degree from Johns Hopkins University and an MBA from New York University.

Experience:

Mr. Scharf has served as our Company’s President and CEO, and as a director, since October 2019. He served as CEO of The Bank of New York Mellon Corporation (American investment banking services holding company), New York, New York, from July 2017, and as chairman from January 2018, to September 2019. Mr. Scharf was the CEO and a director of Visa Inc., San Francisco, California, from November 2012 to December 2016. Prior to joining Visa, he served in several senior positions at JPMorgan and Citigroup and their predecessors.

Mr. Scharf was formerly a director of The Bank of New York Mellon Corporation and Visa.

Suzanne M. Vautrinot

Age: 62

Director since: February 2015

Other Current Public Company Directorships: CSX Corporation; Ecolab Inc.; Parsons Corporation

Committees: Corporate Responsibility, Risk

Qualifications:

•	Leadership, Cybersecurity, Risk Management, Government, Business Operations. As a result of more than 30 years of service in various leadership and command roles in the United States Air Force, Ms. Vautrinot brings extensive space and cyber technology and operations expertise to our Board at a time when protecting financial institutions and the financial system from cyber threats is a top priority.

•	Global Perspective/International, Cybersecurity, Technology, Strategic Planning. In addition to her vast cyber expertise, Ms. Vautrinot has led large, complex, and global organizations, which brings operational, strategic, and innovative technology skills to our Board. She retired as a Major General and Commander, 24th Air Force, where she oversaw a multibillion-dollar cyber enterprise responsible for operating, maintaining, and defending the Air Force portion of the Department of Defense global network.

•	Human Capital Management, Public Policy. As Commander, 24th Air Force, she led a workforce unit of approximately 14,000 military, civilian, and contractor personnel, which along with her other leadership roles and assignments in the U.S. Air Force, provides her with significant planning and policy, strategic security, and workforce development expertise.

•	Technology and Other Capabilities. Ms. Vautrinot has a Bachelor of Science degree from the United States Air Force Academy, a Master of Science degree in systems management from the University of Southern California, and was a National Security Fellow at the John F. Kennedy School of Government at Harvard University. Ms. Vautrinot was elected a member of the National Academy of Engineering in 2017.

Experience:

Ms. Vautrinot has served as President of Kilovolt Consulting Inc., Colorado Springs, Colorado (a cybersecurity strategy and technology consulting firm) since October 2013. Ms. Vautrinot retired from the U.S. Air Force in October 2013 after 31 years of service. During her distinguished career with the U.S. Air Force, she served in a number of leadership positions including as Major General and Commander, 24th Air Force, Air Forces Cyber and Air Force Network Operations from April 2011 to October 2013, Special Assistant to the Vice Chief of Staff of the U.S. Air Force in Washington, D.C. from December 2010 to April 2011, Director of Plans and Policy, U.S. Cyber Command from May 2010 to December 2010 and Deputy Commander, Network Warfare, U.S. Strategic Command from June 2008 to December 2010, and Commander, Air Force Recruiting Service from July 2006 to June 2008. She has been awarded numerous medals and commendations, including the Defense Superior Service Medal and Distinguished Service Medal.

Ms. Vautrinot was formerly a director of NortonLifeLock Inc. (formerly Symantec Corporation).

2022 Proxy Statement	13

Corporate Governance

Director Independence

Our Corporate Governance Guidelines provide that a significant majority of the directors on our Board, and all members of the Audit Committee, GNC, HRC, and Risk Committee must be independent under applicable independence standards. Each year, our Board affirmatively determines the independence of each director and each nominee for election as a director. Under New York Stock Exchange (NYSE) rules, in order for a director to be considered independent, our Board must determine that the director has no material relationship with our Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with our Company). To assist our Board in making its independence determinations, our Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines. These Director Independence Standards consist of the NYSE’s “bright line” standards of independence as well as additional standards, known as categorical standards of independence, adopted by our Board. The Director Independence Standards are available on our website at: https://www.wellsfargo.com/about/corporate/governance.

Based on the Director Independence Standards, our Board considered information in early 2022 regarding banking and financial services, commercial, charitable, familial, and other relationships between each director and director nominee, his or her respective immediate family members, and/or certain entities affiliated with such directors, director nominees, and immediate family members, on the one hand, and our Company, on the other, to determine the director’s or director nominee’s independence. After reviewing the information presented to it and considering the recommendation of the GNC, our Board determined that, except for Charles W. Scharf, who is a Wells Fargo employee, all other current directors and director nominees are independent under the Director Independence Standards. The Board previously determined that Donald M. James and Charles H. Noski were each independent directors prior to their retirement from our Board in April 2021 and September 2021, respectively.

In connection with making its independence determinations, our Board considered the following relationships, as well as the relationships with a director described under the Related Person Transactions section of this proxy statement, under the Director Independence Standards and determined that all of these relationships satisfied the NYSE “bright line” standards of independence and were immaterial under our Board’s categorical standards of independence:

Banking and Financial Services Relationships

Our Company’s banking and other subsidiaries had ordinary course banking and financial services relationships in 2021 with certain of our directors, some of their immediate family members, and/or certain entities affiliated with such directors and their immediate family members, all of which were on substantially the same terms as those available at the time for comparable transactions with persons not affiliated with our Company and complied with applicable banking laws.

Business Relationships

The spouse of a sibling of Wayne M. Hewett is affiliated with an entity which has ordinary course business relationships with the Company. The aggregate amount of payments made by our Company to this entity did not exceed 1% of that entity’s or our Company’s 2021 consolidated gross revenues.

Other Relationships

Theodore F. Craver, Jr. has an outstanding pension balance with an aggregate actuarial present value of approximately $539,038 earned from his prior employment with First Interstate Bancorp, which employment ended when First Interstate was acquired by legacy Wells Fargo in April 1996. No additional service-based contributions or accruals will be made to the plan balance. Payment of the plan balance is not conditioned on any future service or performance by Mr. Craver and is currently being made in accordance with the applicable plan document.

Since 2015, the Company has employed a relative of Mr. Black who is not an “immediate family member” for purposes of the Securities and Exchange Commission’s (SEC) related person transaction rules.

14	Wells Fargo & Company

Corporate Governance

Board Composition, Qualifications, and Experience

The Board’s current composition is the result of a thoughtful process informed by the Board’s own evaluation of its composition and effectiveness and feedback received from shareholders and other stakeholders. As part of Board succession planning, the Board seeks to add new directors that complement the overall skills and capabilities of the Board. The Board has nominated 14 director nominees for election at the 2022 annual meeting and set the size of the Board at 14 directors. As part of Board succession planning, the size of the Board may fluctuate over time.

Financial Services Experience

64%
5
9

9 of 14

Director Nominees Have Financial Services Experience

Risk Management Experience

93%
1
13

13 of 14

Director Nominees Have Risk Management Experience

Tenure of Current Independent Directors*

3
6
1
<3 yrs
3-5 yrs
>5 yrs

3.5

Average Tenure

Rotated Board Committee Chairs Since 2017

100%
6

6 of 6

Board Committee Chairs have been Rotated since Jan. 2017

Independent Director Nominees

93%
1
13

13 of 14

Director Nominees are Independent

Minimum Qualifications

Our Board has identified the following minimum qualifications for any new candidates for director:

Character and Integrity	CEO or Leadership Experience	Financial Literacy or Other Relevant Professional or Business Experience	Independent Thinking and Constructive Collegiality

Our Board believes that all of our nominees satisfy our director qualification standards and during the course of their business and professional careers have acquired extensive executive management experience in these and other areas, including those listed below.

2022 Proxy Statement	15

Corporate Governance

Additional Qualifications and Experience Identified by Our Board as Important to Our Business and Strategy

The GNC and our Board desire an appropriate balance of skills, knowledge, experience, viewpoints, and perspectives that are relevant to our business and strategy for our Board, as a whole. In addition to the minimum qualifications required for Board service under the Corporate Governance Guidelines, the following qualifications and experience have been identified by the Board through its annual self-evaluation process as desirable in light of Wells Fargo’s business, strategy, risk profile, and risk appetite.

Highlighted Categories of Additional Qualifications/Experience Identified Based on Relevance to Wells Fargo:

Financial Services Experience in consumer banking, wholesale/institutional, or other financial services

Risk Management Experience managing risks in a large organization, including specific types of risk (e.g., financial, cyber, compliance) or risks facing large financial institutions

Human Capital Management

Experience in the management and development of human capital, including compensation and succession planning experience, which may be acquired through service in a human resources leadership role, as chief executive officer of a large organization, or other role involving significant human capital management issues

Regulatory Experience in regulatory matters or affairs, including as part of a regulated financial services firm or other highly regulated industry

Strategic Planning, Business Development, Business Operations Experience defining and driving strategic direction and growth and managing the operations of a business or large organization

Global Perspective, International Experience doing business internationally or focused on international issues and operations

Corporate Governance Experience in corporate governance matters, including through service as the executive or independent chair or lead director of a board of directors

16	Wells Fargo & Company

Corporate Governance

Board Qualifications and Experience Matrix

The following matrix highlights the specific skills and qualifications relied on most by the Board, and the absence of a designation does not mean a director does not possess that particular skill or qualification. Each director also contributes other important skills, expertise, experience, viewpoints, and personal attributes to our Board that are not reflected in the chart below.

*	Diversity characteristics based on information self-identified by each director to the Company.
**	Based on completed years of service from date first elected to Board.

2022 Proxy Statement	17

Corporate Governance

Board Diversity

Although the GNC does not have a separate policy specifically governing diversity, as described in the Corporate Governance Guidelines and the GNC’s charter, the GNC will consider, in identifying first-time candidates or nominees for director, and in evaluating individuals recommended by shareholders, the current composition of our Board and the interplay of the candidate’s or nominee’s experience, education, skills, background, gender, race, ethnicity, and other qualities and attributes with those of the other Board members. The GNC also incorporates this broad view of diversity into its director nomination process by taking into account all of the factors above.

In implementing its practice of considering diversity, the GNC may place more emphasis on attracting or retaining director nominees with certain specific skills or experience, such as industry, regulatory, operational, or financial expertise, depending on the circumstances and the composition of our Board at the time. Gender, race, and ethnic diversity also have been, and will continue to be, a priority for the GNC and our Board in its director nomination process because the GNC and our Board believe that it is essential that the composition of our Board appropriately reflects the diversity of the communities we serve.

The GNC believes that it has been successful in its efforts over the years to promote gender, race, and ethnic diversity on our Board. The GNC and our Board believe that our director nominees for election at our 2022 annual meeting bring to our Board a variety of different backgrounds, skills, professional and industry experience, and other personal qualities, attributes, and perspectives that contribute to the overall diversity of our Board. The charts below show the diversity of our director nominees. The Board expects to maintain its focus on Board diversity as well as other desired qualifications and experience identified by the Board in future director recruitment efforts.

The GNC and our Board will continue to monitor the effectiveness of their practice of considering diversity through assessing the results of any new director search efforts, and through the GNC’s and our Board’s annual self-evaluation processes in which directors discuss and evaluate the composition and functioning of our Board and its committees.

18	Wells Fargo & Company

Corporate Governance

Strong Independent Board Leadership

Our Board Leadership Structure

Taking into account feedback from our investors, Wells Fargo has had an independent Chairman separate from the CEO role since 2016. The Board has adopted, and annually reviews and approves, well-defined authority and responsibilities of the independent Chairman as reflected in the chart below.

In August 2021, Charles H. Noski retired as Chairman of the Board and remained as a director until September 2021. The Board elected Steven D. Black as our independent Chairman effective August 9, 2021. In addition to having an independent Chairman, our Board has a significant majority of independent directors (13 of the 14 director nominees are independent under the Director Independence Standards) and all members of our standing Board Committees are independent.

Annual Independent Chairman Selection

Our Board’s GNC is responsible for periodically evaluating our Board’s leadership structure and, based on the recommendation of the GNC, our Board selects the independent Chairman annually. Our Board believes that currently, our Board leadership structure with an independent Chairman with clearly defined authority and responsibilities shown in the chart below, provides strong independent leadership and oversight for our Company and our Board.

Areas of Authority/Responsibility of Independent Board Chair

Board Effectiveness	• Promoting the efficient and effective functioning of the Board

Board Agendas and Information

•  Approving Board meeting agendas and schedules

•  Working with Committee Chairs to have coordinated coverage of Board responsibilities

•  Facilitating communication between the Board and senior management, including advising the CEO and other members of senior management of the Board’s informational needs and approving the types and forms of information sent to the Board

Board Meetings and Executive Sessions	• Presiding at meetings and executive sessions of the Board • Calling and chairing special meetings of the Board and executive sessions or meetings of non-management or independent directors

Board Communications and External Stakeholders

•  Serving as the principal liaison among the independent directors, and between the independent directors and the CEO and other members of senior management

•  Facilitating effective communication between the Board and shareholders

•  Facilitating the Board’s review and consideration of shareholder proposals

•  Serving as an additional point of contact for the Company’s primary regulators

•  Presiding over each annual meeting of shareholders

Board Composition and Membership

•  Evaluating potential Board candidates along with the Chair of the GNC, and making director candidate recommendations to the GNC

•  Advising on the membership of Board Committees and the selection of Committee Chairs

Advisory Role	• Serving as an advisor to the CEO • Providing feedback to the CEO from executive sessions, as appropriate

CEO Performance Evaluation	• Participating, along with other directors, in the performance evaluation of the CEO

Ethics and Culture	• Setting the ethical tone for the Board and reinforcing a strong ethical culture

Company Strategy

•  Leading the Board’s review of the Company’s strategic initiatives and plans and discussing the implementation of those initiatives and plans with the CEO

•  Reinforcing the expectation for all Board members to stay informed about the strategy and performance of the Company

External Advisors	• Recommending the retention of advisors or consultants who report directly to the Board

2022 Proxy Statement	19

Corporate Governance

Director Election Standard and Nomination Process

Director Election Standard

Our By-Laws provide that directors will be elected using a majority vote standard in an uncontested director election (i.e., an election where, as of the record date, the only nominees are those nominated by our Board, such as at this meeting). Under this standard, a nominee for director will be elected to our Board if the votes cast for the nominee exceed the votes cast against the nominee. However, directors will be elected by a plurality of the votes cast in a contested election.

Under Delaware law, directors continue in office until their successors are elected and qualified or until their earlier resignation or removal. Our Corporate Governance Guidelines provide that our Board will nominate for election and appoint to fill Board vacancies or newly created directorships only those directors who have tendered or agreed to tender an irrevocable resignation that would become effective upon their failure to receive the required vote for election and Board acceptance of the tendered resignation. Each director nominee named in this proxy statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and our Board accepts his or her resignation.

Our Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and recommend to our Board whether or not to accept such resignation. The GNC, in deciding what action to recommend, and our Board, in deciding what action to take, may consider any factors they deem relevant. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or our Board regarding such resignation. If our Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. Our Board will publicly disclose its decision on the resignation within 90 days after certification of the stockholder voting results.

Director Nomination Process

The GNC is responsible for leading the director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as directors, regardless of who nominates a candidate for consideration. The goal of the GNC’s nominating process is to assist our Board in attracting and retaining competent individuals with the requisite leadership, executive management, financial, industry, and other expertise and who will act as directors in the best interests of our Company and its shareholders.

20	Wells Fargo & Company

Corporate Governance

Director Nomination Process

2022 Proxy Statement	21

Corporate Governance

Director Re-Nomination Process

As discussed under the Comprehensive Annual Evaluation of Board Effectiveness section of this proxy statement, the GNC considers the results of the Board’s annual self-evaluation, including the individual contributions of directors to the work of the Board and its Committees, in connection with its determination to nominate existing directors for reelection at each annual meeting of shareholders.

Process for Shareholders to Recommend Individuals as Director Nominees

The GNC will consider an individual recommended by one of our shareholders for nomination as a new director. In order for the GNC to consider a shareholder-recommended nominee for election as a director, the shareholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC# 0193-610, 30 Hudson Yards, New York, NY 10001. All submissions must include the following information:

•	The shareholder’s name and address and proof of the number of shares of our common stock he or she beneficially owns;

•	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;

•	Sufficient information about the nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and

•	Such individual’s written consent to serve as a director of our Company, if elected.

Our Corporate Secretary will present all shareholder-recommended nominees to the GNC for its consideration. The GNC has the right to request, and the shareholder will be required to provide, any additional information with respect to the shareholder-recommended nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

COMMUNICATING WITH OUR BOARD

Shareholders and other interested parties may communicate with our Board, including our Board’s independent Chairman or our non-employee or independent directors as a group, in the following ways:

•  Sending an e-mail to BoardCommunications@wellsfargo.com, or

•  Sending a letter to Wells Fargo & Company, P.O. Box 63750 or P.O. Box 63710, San Francisco, California 94163.

Additional information about communicating with our directors and our Board’s process for reviewing communications sent to it or its members is provided on our website at https://www.wellsfargo.com/about/corporate/governance/contact.

22	Wells Fargo & Company

Corporate Governance

Our Corporate Governance Framework

Our Board is committed to sound and effective corporate governance principles and practices. The Corporate Governance Guidelines adopted by the Board provide the framework for the governance of our Board and our Company. Our Board reviews its Corporate Governance Guidelines annually.

The following are fundamental aspects of our Board’s oversight responsibilities:

STRATEGIC PLAN, RISK TOLERANCE, AND FINANCIAL PERFORMANCE

•  Review, monitor, and, where appropriate, approve the Company’s strategic plan, risk tolerance, risk management framework, and financial performance, including reviewing and monitoring whether the strategic plan and risk tolerance are clear and aligned and include a long-term perspective on risks and rewards that is consistent with the Company’s risk management framework

BOARD COMPOSITION, GOVERNANCE STRUCTURE, AND PRACTICES

•  Maintain a Board composition, governance structure, and practices that support the Company’s risk profile, risk tolerance, and strategic plan, including having directors with diverse skills, knowledge, experience, and perspectives, and engaging in an annual self-evaluation process of the Board and its Committees

CEO AND OTHER SENIOR MANAGEMENT SUCCESSION PLANNING, PERFORMANCE, AND COMPENSATION

•  Select and engage in succession planning for the Company’s CEO and, as appropriate, other members of senior management

•  Monitor and evaluate the performance of senior management, and hold senior management accountable for implementing the Company’s strategic plan and risk tolerance and maintaining the Company’s risk management and control framework

•  Monitor and evaluate the alignment of the compensation of senior management with the Company’s compensation principles

INDEPENDENT RISK MANAGEMENT, INTEGRITY, AND REPUTATION

•  Support the stature and independence of the Company’s Independent Risk Management (including Compliance), Legal, and Internal Audit functions

•  Reinforce a culture of ethics, compliance, and risk management, and oversee the processes adopted by senior management for maintaining the integrity and reputation of the Company

BOARD REPORTING AND ACCOUNTABILITY

•  Manage and evaluate the information flow to the Board to facilitate the Board’s ability to make sound, well-informed decisions by taking into account risk and opportunities and to facilitate its oversight of senior management

•  Work in consultation with management in setting the Board and Committee meeting agendas and schedules

2022 Proxy Statement	23

Corporate Governance

Our Corporate Governance Documents

Information about our Board’s and our Company’s corporate governance, including the following corporate governance documents, is available on our website at https://www.wellsfargo.com/about/corporate/governance

•	The Board’s Corporate Governance Guidelines, including its Director Independence Standards

•	Our Code of Ethics and Business Conduct applicable to our employees, including our executive officers, and directors

•	Charters for each of the Board’s standing Committees

•	How to contact the Board of Directors, which includes an overview of our Board Communication Policy describing how shareholders and other interested parties can communicate with the Board

•	Our By-Laws

Committees of our Board

Our Board has six standing Committees: Audit, Corporate Responsibility, Finance, Governance and Nominating, Human Resources, and Risk. The Board’s Committees act on behalf of the Board and report on their activities to the entire Board.

The Board appoints the members and Chair of each Committee based on the recommendation of the GNC. As part of Board succession planning, the Board approved the change in the Chair of the Finance Committee and the Chair of the Audit Committee, each effective April 27, 2021, and in light of Charles H. Noski’s retirement, the Board approved the change in the Chair of the GNC, effective August 9, 2021. The Board also approved the appointments of Mr. Black as a member of the HRC and Mr. Craver as a member of the GNC effective July 1, 2021, and of Mr. Chancy as a member of the Finance Committee effective March 1, 2022. The Board will continue to review committee membership as part of its ongoing consideration of Board and Committee composition. The chart below reflects the current standing Committee and subcommittee membership. Each current member of our standing Committees and each member in 2021 was independent and fulfilled the requirements applicable to each Committee on which they served.

In its annual review of Committee member assignments and Chair positions, the GNC considers best practices with respect to Committee refreshment and Committee Chair rotations. All of the Board’s six standing Committees have new Chairs since January 2017. The GNC also reviews a director qualifications and experience matrix for each Board committee to assist it in evaluating the collective experience of directors on each Committee in light of the particular committee’s oversight responsibilities. The collective qualifications and experience of directors on each committee are reflected in the charts under the Board Committee Composition and Oversight Responsibilities section of this proxy statement.

The Board has adopted a charter for each standing Board Committee that addresses its purpose, authority, and responsibilities and contains other provisions relating to, among other matters, membership and meetings. Each Committee may form and delegate, in its discretion, all or a portion of its authority to subcommittees of one or more of its members. As required by its charter, each Committee annually reviews and assesses its charter’s adequacy and reviews its performance, and is responsible for overseeing reputation risk related to its responsibilities. Committees may recommend to our Board charter amendments at any time.

Additional information about our Board’s six standing Committees, including their key responsibilities, appears below and a current copy of each committee’s charter is available on our website at: https://www.wellsfargo.com/about/corporate/governance/.

24	Wells Fargo & Company

Corporate Governance

The following table provides current membership information for each of our Board’s six standing Committees and the two subcommittees of the Risk Committee.

	Standing Board Committees						Subcommittees

Name	Audit	Corporate Responsibility	Finance	Governance & Nominating	Human Resources	Risk	Credit	Technology

Steven D. Black			Chair		•

Mark A. Chancy	•		•			•	•

Celeste A. Clark		Chair		•

Theodore F. Craver, Jr.	Chair		•	•

Wayne M. Hewett		•		Chair	•	•

Maria R. Morris					•	Chair		•

Richard B. Payne, Jr.						•	Chair

Juan A. Pujadas			•			•	•	•

Ronald L. Sargent	•			•	Chair

Suzanne M. Vautrinot		•				•		Chair

Number of Meetings	11	5	8	9	12	10	8	7

• = Member

Effective April 27, 2021, Mr. Craver became Chair of the Audit Committee, succeeding Mr. Noski.

Effective April 27, 2021, Mr. Black became Chair of the Finance Committee, succeeding Mr. Craver.

Effective July 1, 2021, Mr. Black became a member of the HRC, and Mr. Craver became a member of the GNC.

Effective August 9, 2021, Mr. Hewett became a member and chair of the GNC, succeeding Mr. Noski, who retired from our Board in September 30, 2021.

Effective March 1, 2022, Mr. Chancy became a member of the Finance Committee.

Other Special Purpose Board Committees

From time to time, the Board may form special purpose committees to which the Board may delegate responsibility for oversight of particular matters.

2022 Proxy Statement	25

Corporate Governance

Board Committee Composition and Oversight Responsibilities

Audit Committee Theodore F. Craver, Jr., Chair	Members: Craver (Chair) Chancy Sargent	Number of meetings in 2021: 11 (includes 1 joint meeting with each of the Risk Committee and former Credit Committee, and 3 joint meetings with Credit Subcommittee)

Primary Responsibilities:

•	Assists our Board in fulfilling its responsibilities to oversee the integrity of our financial statements and the adequacy and reliability of disclosures to our shareholders and bank regulatory agencies, including our internal controls over financial reporting;

•	Selects and evaluates our independent auditor, including its qualifications and independence, and approves all audit engagement fees and terms and all non-audit engagements of the independent auditor and engagement fees of any other external auditor for additional required audit, review, or attestation services;

•	Approves the appointment and compensation of our Company’s Chief Auditor and oversees the performance and independence of the Chief Auditor and the Internal Audit function; and
•	Assists the Board and the Risk Committee in the oversight of compliance with regulatory and legal requirements, including through periodic updates on regulatory examination reports and communications.

Independence: Our Board has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined by NYSE and SEC rules.

Financial Expertise and Service Limits: Our Board has determined, in its business judgment, that all current members of the Audit Committee listed above are financially literate as required by NYSE rules and each current Audit Committee member qualifies as an “audit committee financial expert” as defined by SEC regulations. No Audit Committee member may serve on the audit committee of more than two other public companies.

Corporate Responsibility Committee (CRC) Celeste A. Clark, Chair	Members: Clark (Chair) Hewett Vautrinot	Number of meetings in 2021: 5

Primary Responsibilities:

•	Oversees the Company’s significant strategies, policies, and programs on social and public responsibility matters, including environmental sustainability and climate change, human rights, and supplier diversity;

•	Oversees the Company’s significant Government Relations strategies, policies, and programs, including the alignment of the Company’s political activities and contributions, significant lobbying priorities, and principal trade association memberships with the Company’s public policy objectives;
•	Oversees the Company’s community development and reinvestment activities and performance;

•	Oversees the Company’s social impact and sustainability strategy and impacts through the support of non-profit organizations by the Company or a Company-sponsored charitable foundation; and

•	Monitors the state of the Company’s relationships and enterprise reputation with external stakeholders on social and public responsibility matters.

26	Wells Fargo & Company

Corporate Governance

Finance Committee Steven D. Black, Chair	Members: Black (Chair) Chancy Craver Pujadas	Number of meetings in 2021: 8

Primary Responsibilities:

•	Oversees the state of the Company’s interest rate risk and investment risk and the effectiveness of those risk management activities;

•	Oversees the Company’s capital planning and adequacy process, forecasting, and key stress testing processes and activities and, in connection with that oversight responsibility, reviews information relating to the Company’s financial forecast, financial performance, and liquidity;

•	Reviews the Company’s capital levels, recommends to our Board the declaration of common dividends, the repurchase of securities, and the approval of significant capital expenditures; and

•	Oversees recovery and resolution planning.

Governance and Nominating Committee (GNC) Wayne M. Hewett, Chair	Members: Hewett (Chair) Clark Craver Sargent	Number of meetings in 2021: 9

Primary Responsibilities:

•	Assists our Board by identifying individuals qualified to become Board members and recommends to our Board nominees for director and Committee leadership and membership;

•	Reviews and assesses our governance practices and the adequacy of our Corporate Governance Guidelines and recommends any proposed changes to the Board for approval;

•	Oversees an annual evaluation of the performance of our Board and its Committees;

•	Recommends to our Board a determination of each non-employee director’s “independence” under applicable rules and guidelines;

•	Reviews director compensation and recommends any changes for approval by our Board; and

•	Oversees our Company’s engagement with shareholders and other interested parties concerning governance matters and works with our Board’s other committees in connection with shareholder engagement on matters subject to the oversight of such other Committees.

Independence: Our Board has determined that each member of the GNC is independent, as independence is defined by NYSE rules.

2022 Proxy Statement	27

Corporate Governance

Human Resources Committee (HRC) Ronald L. Sargent, Chair	Members: Sargent (Chair) Black Hewett Morris	Number of meetings in 2021: 12

Primary Responsibilities:

•	Approves our Company’s compensation philosophy and principles, and discharges our Board’s responsibilities relating to our Company’s overall approach for incentive compensation and the compensation of our executive officers;

•	Oversees our Company’s Incentive Compensation Risk Management (ICRM) program and practices for senior executives and employees in a position, individually or collectively, to expose our Company to material financial or reputational risk;

•	Evaluates the CEO’s performance and approves and recommends the CEO’s compensation to our Board for approval and approves compensation for our other executive officers and any other officers or employees as the HRC determines appropriate;

•	Oversees human capital risk and human capital management, including performance management, talent management, DE&I, pay equity, and succession planning for the CEO and other senior executives;

•	Oversees our Company’s culture, including management’s efforts to foster ethical behavior and decision-making throughout our Company;
•	Oversees our Company’s Code of Ethics and Business Conduct;

•	Oversees actions taken by our Company regarding shareholder approval of executive compensation matters, including advisory votes on executive compensation; and

•	Has the sole authority to retain or obtain the advice of and terminate any compensation consultant, independent legal counsel or other advisor to the HRC, and evaluates the independence of its advisors in accordance with NYSE rules.

The HRC may delegate certain of its responsibilities to one or more HRC members or to designated members of senior management or Committees. The HRC has delegated certain authority to the Head of Human Resources and the Director of Compensation and Benefits (or their functional equivalent positions) for the administration of our Company’s benefit and compensation programs.

Independence: Our Board has determined that each member of the HRC is a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is independent, as independence for compensation committee members is defined by NYSE rules.

28	Wells Fargo & Company

Corporate Governance

Risk Committee Maria R. Morris, Chair	Members: Morris (Chair) Chancy Hewett	Payne Pujadas Vautrinot	Number of meetings in 2021: 10 (includes 1 joint meeting with the Audit Committee)

Primary Responsibilities:

•	Oversees the Company’s risk management framework, including governance structures used by management to execute its risk management program, risk profile, risk appetite, and risk management effectiveness;

•	Oversees management’s establishment and implementation of the risk management framework, including how the Company supports a strong risk management culture, manages and governs its risk, and defines the risk roles and responsibilities of the Company’s three lines of defense;

•	Oversees significant policies, procedures, processes, controls, systems, and governance structures for the identification, measurement, assessment, control, mitigation, reporting, and monitoring of material risks facing the Company;

•	Annually recommends to our Board for approval, and monitors adherence to, the Company’s statement of risk appetite;

•	Reviews regular reports from the CRO and other members of management on emerging risks, escalated risks or issues, and other selected Company-wide risks and issues and/or risk topics;

•	Reviews management’s assessment of the effectiveness of the Company’s risk management program;
•	Oversees the Independent Risk Management function and the performance of the CRO and approves the appointment and compensation of the CRO;

•	Oversees the Company’s material financial and non-financial risks; and

•	Oversees and reviews updates from management on the state of Company risks including compliance risk, operational risk, model risk, market risk, conduct risk, liquidity and funding risks, reputation risk, strategic risk, and risks related to environmental sustainability and climate change.

Independence: Our Board has determined that each member of the Risk Committee is independent, as independence is defined by NYSE rules.

Risk Expertise: The Federal Reserve’s Enhanced Prudential Standards for large U.S. bank holding companies require at least one member of the Risk Committee to have experience identifying, assessing, and managing risk exposures of large financial firms. Our Board has determined, in its business judgment, that four members (Chancy, Morris, Payne, and Pujadas) have large financial institution risk management experience. In addition, other members of the Risk Committee bring additional risk management experience in specific areas, including technology/cyber (Pujadas and Vautrinot) and operations (Hewett).

Credit Subcommittee of the Risk Committee Richard B. Payne, Jr., Chair	Members: Payne (Chair) Chancy Pujadas	Number of meetings of former Credit Committee in 2021: 8 (includes 4 joint meetings with the Audit Committee as well as 2 meetings as a Committee before becoming a Subcommittee)

Primary Responsibilities:

•	Reviews and approves significant credit risk programs and/or policies;

•	Oversees and receives updates and reports from management on the state of credit risk and general condition of credit risk management;

•	Reviews management’s process for establishing the Company’s allowance for credit losses and the Company’s credit stress testing framework and related stress test results; and

•	Oversees the organizational structure and resources of the Company’s Risk Asset Review (RAR) function and RAR’s examination of our Company’s credit portfolios.

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Technology Subcommittee of the Risk Committee Suzanne M. Vautrinot, Chair	Members: Vautrinot (Chair) Morris Pujadas	Number of meetings in 2021: 7

Primary Responsibilities:

•	Oversees significant programs and/or policies supporting information security risk (including cybersecurity risk), technology risk, and data management risk; and
•	Receives updates and reports on information security risk (including cybersecurity risk), technology risk (including related operational risk, such as resiliency risk), and data management risk, including the Company’s data management strategy and program, risk data governance, risk reporting oversight and governance, and cyber defense management program.

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Compensation Committee Interlocks and Insider Participation

Steven D. Black, Wayne M. Hewett, Donald M. James, Maria R. Morris, and Ronald L. Sargent served as members of the HRC during 2021. During 2021, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served in 2021 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HRC. As described under the Related Person Transactions section of this proxy statement, in 2021, some HRC members had banking or financial services transactions in the ordinary course of business with our banking and other subsidiaries.

Board and Committee Meetings; Annual Meeting Attendance

Directors are expected to attend all Board meetings and meetings of Committees on which they serve. Directors also are expected to attend each annual shareholders’ meeting. All of our current directors attended our Company’s 2021 annual shareholders’ meeting.

Our Board held 15 regular and special meetings, as well as additional update and informational sessions between Board meetings, during 2021. Attendance by our Board’s current directors at meetings of our Board and its Committees (including subcommittees) was 100% during 2021. Each current director who served as a director during 2021 attended 100% of the total number of 2021 meetings of our Board and Committees on which he or she served. Our Board met in executive session without management present during nine of its 2021 meetings. As described in the Strong Independent Board Leadership section of this proxy statement, the independent Chairman of our Board chairs executive sessions of the non-management and independent directors. During 2021, our former independent Chairman, Charles H. Noski, chaired executive sessions of the non-management and independent directors prior to his retirement from the Board in September 2021. Mr. Black, our current independent Chairman, now chairs such executive sessions.

Our Board’s Role in Risk Oversight

We measure and manage risk as part of our business, including in connection with the products and services we offer to our customers. Risk is the possibility of an event occurring that could adversely affect the Company’s ability to achieve its strategic or business objectives. The Company routinely takes risks to achieve its business goals and to serve its customers. These risks include financial risks, such as interest rate, credit, liquidity, and market risks, and non-financial risks, such as operational risk, which includes compliance and model risks, and strategic and reputational risks. Wells Fargo’s top priority is to strengthen our Company by building the right risk and control infrastructure. We continue to enhance our risk management programs, including our operational and compliance risk management as required by the Federal Reserve’s February 2, 2018 and the CFPB/OCC’s April 20, 2018 consent orders.

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Risk Governance

The information below summarizes the role and responsibilities of the Board, under the Company’s risk governance documents, and of senior management in governing risk, as well as their role and responsibilities in managing risk.

Role of the Board

The Board is responsible for overseeing the Company’s business, including its risk management. The role of the Board is to assess management’s performance, provide credible challenges, and hold senior management accountable for maintaining an effective risk management program and adhering to risk management expectations. The Company monitors its Risk Profile and Risk Appetite and the Board periodically reviews related reports and analysis.

Role of the Board Committees

The Board carries out its risk oversight responsibilities directly and through its Committees. All Board Committees, which are comprised solely of independent directors, report to the full Board about their activities, including risk oversight-related matters. Each Board Committee has defined authority and responsibilities for primary oversight of specific risks, as outlined in its respective charter, and works closely with management to understand and oversee our Company’s key risk exposures.

As part of the Board’s and its Committees’ annual self-evaluation process, each Committee annually reviews its respective charter in light of regulatory expectations, best practices, changes in the Company’s strategy, Risk Appetite, identified enterprise risks, updates to our Risk Management Framework, and director and Committee feedback. As a result of its continuing review of Committee responsibilities and oversight of risks, the Board has enhanced the risk oversight responsibilities of various Board Committees and will continue to review their oversight responsibilities as part of its annual self-evaluation process.

The Board believes that currently, its Board leadership structure with separate CEO and independent Chairman roles has the effect of enhancing our Board’s risk oversight because of the independent Chairman’s involvement in risk oversight matters, including through the Board agenda planning process. The Board also believes that Mr. Scharf’s experience and leadership of the Company’s business, including strategy aligned with risk, significantly contributes to our Board’s understanding and appreciation of risk issues.

Risk Committee

The Risk Committee approves the Company’s Risk Management Framework and oversees its implementation. It also monitors the Company’s adherence to its Risk Appetite and oversees the Independent Risk Management function and the performance of the CRO who reports functionally to the Risk Committee and administratively to the CEO.

RISK PROFILE

•  Our Risk Profile is an assessment of the aggregate risks associated with the Company’s exposures and business activities after taking into consideration risk management effectiveness.

RISK APPETITE

•  The Company’s Risk Appetite is the amount of risk, within its risk capacity, the Company is comfortable taking given its current level of resources. The Company’s statement of Risk Appetite is defined by senior management, approved by the Board and helps guide the Company’s businesses and risk leaders. The Company regularly monitors its risk appetite and the Board reviews reports which include risk appetite information and analysis.

RISK MANAGEMENT FRAMEWORK

•  The Company’s Risk Management Framework sets forth the Company’s core principles for managing and governing its risk.

RISK MANAGEMENT EFFECTIVENESS

•  Risk Management Effectiveness is the holistic measure of the quality and effectiveness of the Company’s risk management activities, including the functional or programmatic use of controls and capabilities to manage risks.

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Management Governance Committees

The Company has established management committees, including those focused on risk, that support management in carrying out its governance and risk management responsibilities. One type of management committee, a governance committee, is a decision-making body that operates for a particular purpose and may be overseen directly by, and/or report to, a Board committee.

In accordance with its charter, each management governance committee is expected to discuss, document, and make decisions regarding high-priority and significant risks, emerging risks, risk acceptances, and risks and issues escalated to it; review and monitor progress related to critical and high-risk issues and remediation efforts, including lessons learned; and report key challenges, decisions, escalations, other actions, and open issues as appropriate.

Enterprise Risk & Control Committee

The Enterprise Risk & Control Committee (ERCC) is a management governance committee that governs the management of all risk types. The ERCC is informed about risk and control issues, addresses escalated risks and issues, and actively oversees risk controls. It also provides regular updates to the Risk Committee regarding current and emerging risks and senior management’s assessment of the effectiveness of the Company’s risk management program.

The ERCC is co-chaired by the CEO and CRO, with membership comprised of the heads of our five principal lines of business (Consumer & Small Business Banking, Consumer Lending, Commercial Banking, Corporate & Investment Banking, and Wealth & Investment Management) and certain enterprise functions heads. The Chief Auditor or a designee attends all ERCC meetings. The ERCC has a direct escalation path to the Risk Committee. It also escalates interest rate risks and issues to the Finance Committee, and certain human capital risks and issues to the HRC. In addition, the CRO has the authority to escalate anything directly to the Board.

Line of Business and Enterprise Function Risk and Control Committees

Each principal line of business and enterprise function has a risk and control committee, which is a management governance committee with a mandate that aligns with the ERCC, but with its scope limited to the respective principal line of business or enterprise function. These committees focus on, and consider, risks that the respective line of business or enterprise function generates and is responsible for managing, and the controls each principal line of business or enterprise function is expected to have in place.

Risk Type and Risk Topic Committees

In addition to each risk and control committee, management governance committees dedicated to specific risk types or risk topics also report to the ERCC to help provide more comprehensive governance of risks.

Everyone Manages Risk

Every employee creates risk in the course of performing daily activities and is responsible for managing risk. Managing risk is everyone’s responsibility and in connection with that responsibility, every employee is required to comply with applicable laws, regulations, and Company policies.

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Risk Operating Model — Roles and Responsibilities

The Company has three lines of defense to manage risk: the front line, Independent Risk Management, and Internal Audit. Our risk operating model creates necessary interaction, interdependencies, and ongoing engagement among the lines of defense:

Board Oversight of Cyber Risk

Information security is a significant operational risk for financial institutions such as Wells Fargo, and includes the risk arising from unauthorized access, use, disclosure, disruption, modification, or destruction of information or information systems. The Board is actively engaged in the oversight of the Company’s information security risk management and cyber defense programs. The Board’s Risk Committee has primary oversight responsibility for information security risk and approves the Company’s information security program, which includes the information security policy and the cyber defense program. A Technology Subcommittee of the Risk Committee assists the Risk Committee in providing oversight of technology, information security, and cybersecurity risks as well as data management risk, and business resiliency and disaster recovery risk. The Technology Subcommittee reviews and recommends to the Risk Committee for approval any significant programs and/or policies supporting information security risk (including cybersecurity risk), technology risk, and data management risk.

Additional information about our risk management, as well as the risk oversight responsibilities of the Board and its committees, including the Risk Committee, is described in the Financial Review—Risk Management section in our Annual Report on Form 10-K for the year ended December 31, 2021 and under the Committees of our Board section in this proxy statement.

Risk and Strategy

The CEO drives the Company’s strategic planning process, which identifies the Company’s most significant opportunities and challenges, develops options to address them, evaluates the risks and trade-offs of each, and articulates the resulting decisions in the form of our Company-wide strategic plan. The Company’s Risk Profile, risk capacity, Risk Appetite, and Risk Management Effectiveness are considered in the strategic planning process, which is closely linked with the Company’s capital planning process. The Company’s Independent Risk Management organization participates in strategic planning, providing challenge to, and independent assessment of, the risks associated with strategic initiatives. Independent Risk Management also independently assesses and challenges the impact of the strategic plan on risk capacity, Risk Appetite, and Risk Management Effectiveness at the principal line of business, enterprise function, and aggregate Company level. After review, the strategic plan is presented to the Board each year with Independent Risk Management’s evaluation.

Risk and Culture

Senior management sets the “tone at the top” by supporting a strong culture, defined by the Company’s expectations, that guides how employees should conduct themselves and make decisions. The Board holds senior management accountable for establishing and maintaining this culture and effectively managing risk. Senior management expects employees to speak up when they see something that could cause harm to the Company’s customers, communities, employees, shareholders, or reputation. Because risk management is everyone’s responsibility, all employees are expected and empowered to challenge risk decisions when appropriate and to escalate their concerns when they have not been addressed. Effective risk management is a central component of employee performance evaluations. The Company’s performance management and incentive compensation programs are designed to establish a balanced framework for risk and reward under core principles that employees are expected to know and practice. The Board, through its HRC, plays an important role in overseeing and providing credible challenge to the Company’s performance management and incentive compensation programs.

See the Performance Management and Incentive Compensation section in this proxy statement for additional information on the ways in which performance evaluations and incentive compensation decisions are tied to, and take into account, effective risk management.

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Management Succession Planning and Development

A primary responsibility of our Board is identifying and developing executive talent at our Company, particularly the CEO and other senior leaders of our Company. The Board has assigned to the HRC, as set forth in its charter, the responsibility to oversee the Company’s talent management and succession planning process, including the CEO evaluation and succession planning. The Board’s Corporate Governance Guidelines require that the CEO and management annually report to the HRC and the Board on succession planning (including plans in the event of an emergency) and management development. The Corporate Governance Guidelines also require that the CEO and management provide the HRC and the Board with an assessment of persons considered potential successors to certain senior management positions at least once each year.

The Board engages in an annual succession planning process through which it identifies potential management successors. Beginning in 2021, our talent review process for senior management roles also includes diverse talent reviews for business and enterprise function groups across the Company. In addition, in light of the COVID-19 pandemic, the HRC and the Board conducted emergency succession planning for the CEO and other key executive roles in March 2020. As part of the ongoing management succession planning process, the HRC assesses emergency succession plans.

As part of talent and succession planning, the Board uses defined attributes for the qualities the Board seeks in the CEO and other senior leaders. The HRC and the Board annually assess and update, as appropriate, those attributes as part of our succession planning process.

Annual Assessment Process

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Comprehensive Annual Evaluation of Board Effectiveness

Each year, our Board conducts a comprehensive self-evaluation in order to assess its own effectiveness, review our governance practices, and identify areas for enhancement. Our Board’s annual self-evaluation also is a key component of its director nomination process and succession planning.

The GNC, in consultation with our independent Chairman, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. The GNC has continued to enhance the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations.

As provided in their respective charters, each of our Board’s standing Committees also conducts a separate self-evaluation process annually. Our Board’s and each Committee’s self-evaluation includes a review of the Corporate Governance Guidelines and its Committee charter, respectively, to consider any proposed changes.

The GNC considers each year whether to engage a third party to assist the Board in conducting its self-evaluation. In each of 2021, 2020, 2018 and 2017, the Board engaged a third party to facilitate its annual self-evaluation. In 2020 and again in 2021, the GNC and the Board decided to engage Simpson Thacher & Bartlett LLP to facilitate the Board’s and each Committee’s 2021 self-evaluations. The process included individual interviews with each of the directors and discussions of the results of the Board and Committee self-evaluations with both the GNC and the Board.

Ongoing Enhancements Based on Self-Evaluation Results

We continue to make changes and enhancements based on feedback from the Board and Committee self-evaluations, including the following:

•	Continuing to focus on recruiting directors with the skills and experience identified by the Board as desirable in light of the needs of the Company, its strategy and risk profile, the importance of Board diversity, and ongoing enhancement of Board succession planning processes

•	Continuing to evaluate the individual contributions of directors to the Board and its Committees

•	Prioritizing Board and Committee meeting agendas to allow sufficient time for discussion of our business, strategy, regulatory matters, and key issues and risks
•	Ongoing improvement of the focus and quality of management reports to the Board and Committees, including risk reports, to streamline meeting materials and highlight the most important information

•	Enhancing new director orientation and director training, including training on compliance topics, and topics relevant to Committee assignments

•	Continuing to assess and enhance the tools and processes that the GNC and the Board use, including to evaluate Board and Committee composition and structure.

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Board Self-Evaluation Process – How Candid Feedback is Obtained

The following chart reflects the key components of the Board’s annual self-evaluation process. Additional information on the topics covered in the scope of the evaluation follows.

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Topics Covered in the Scope of the Board Self-Evaluation

In 2021, the Board self-evaluation included an assessment of the following topics, among others:

Board Performance and Effectiveness

Evaluation of the Board’s efforts with respect to the following responsibilities:

•  Setting clear, aligned, and consistent direction regarding strategy and risk appetite

•  Directing senior management regarding the Board’s information needs

•  Overseeing and holding senior management accountable

•  Supporting the independence and stature of Independent Risk Management (including compliance and operational risk) and Internal Audit

•  Maintaining a capable Board composition and governance structure

Evaluation of Board performance relating to the following:

•  Board performance as a team, including active engagement of management, challenging management when appropriate, and the quality of the Board decision-making process

•  Contributions of individual directors to the work of the Board and its committees, potential areas for improvement, and how those contributions could be enhanced

•  Quality and candor of Board discussions and deliberations, including encouragement of diverse views, how Board discussions and deliberations could be improved, and the level of preparedness of the Board for such discussions

•  Quality of committee reports to the full Board

Board Composition, Structure, and Meetings

•  Board size and mix of skills, knowledge, experience, perspectives, tenure, background, and diversity among directors, including in light of any changes in the Company’s strategy, risk profile, and risk appetite

•  Criteria for selecting new Board members, including those skills, experiences, and backgrounds that should be prioritized

•  Committee structure, including number, roles, and responsibilities

•  Frequency and quality of Board meetings and executive sessions of independent directors

•  Board agenda planning, including agenda content, organization, and time allocation

Management Interactions and Board and Committee Materials

•  Quality, level of detail, timeliness, and usefulness of Board materials and management reporting at and prior to Board and Committee meetings and any potential enhancements

•  Access to management, including members of independent risk management, and quality and effectiveness of those interactions, both at and in between Board meetings

•  Responsiveness of senior management and other staff to Board feedback

•  Escalations from management and opportunities for enhancing Board practices of addressing escalated matters

•  Level and performance of staff and related support for Board meetings and functions

Effectiveness of Risk Management, including Compliance and Operational Risk Management

•  Communications with management related to the Company’s risk tolerance, risk management, and controls

•  Board oversight of independent risk management (including compliance and operational risk) and front-line control functions

•  Quality of reports to the Board relating to risk management

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Tone at the Top	• Board’s role in establishing the tone at the top • The current tone as compared to what the tone should be • Level of consistency of the tone throughout all levels of the organization

Key Board Responsibilities

•  Communication with the CEO

•  Board members’ knowledge of the Company

•  Board’s role in determining and monitoring Company strategy, including the process, format, and materials for the Board’s strategy sessions

•  Board evaluation of the CEO and management, including compensation, and management succession planning

•  Effectiveness of the Board’s self-evaluation process

•  Board refreshment and Board succession planning

•  Board members’ knowledge of and access to information regarding industry, regulatory, and economic trends

Board Leadership Structure	• Board leadership structure • Ideal characteristics of an independent Chair and potential successors for that role • Performance and leadership provided by the independent Chairman

Individual Director’s Views and Preferences	• Individual director’s views on his or her current role on the Board, including any Committee assignment preferences • Personal performance assessment as a Board member and ideas for enhancement

Training and Orientation

•  Form of director training and effectiveness of past training sessions and programs

•  Specific areas in which the Board and Committees would benefit from additional training or education

•  Quality of the orientation program for new Board and Committee members

Access to Third-Party Advisors	• Board access to third-party advisors and consultants • Appropriate level of reliance on third-party advisors and consultants

Governance and Best Practices	• Governance practices, including review of the Board’s Corporate Governance Guidelines • Best practices for boards generally, including based on directors’ observations in other board contexts

Board Succession Planning

Our Board’s succession planning process is designed so that the composition of the Board aligns with the Company’s needs as its strategy, risk appetite and risk profile evolve. Succession planning also addresses Board and Committee leadership, the composition of the Board’s Committees, upcoming retirements under our director retirement policy, our commitment to Board diversity, and recruiting strategies for adding new directors, including with banking and financial services experience. In its succession planning, the GNC and our Board consider a number of factors in evaluating the composition of the Board, as indicated below, along with other factors the Board deems appropriate.

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Key Board Succession Planning Considerations

Board Succession Planning Framework

Our Board conducts formal succession planning annually and has adopted a Board Succession Planning Framework to assist the Board in this process. As part of the succession planning framework, the Board evaluates the evolving needs of the Company and the composition of the Board. Key factors considered in this annual evaluation are discussed in the table below.

Factor Considered	What the Board Evaluates	For More Information

Company Strategy and Risks

•  How current and evolving risks may create needs for particular qualifications and experience on the Board and its committees, including relevant banking, bank regulatory, and financial services experience

See Risk Governance.

Board Self-Evaluations	• Each individual director’s performance and contributions to the work of the Board and its Committees	See Comprehensive Annual Evaluation of Board Effectiveness.

Director Attendance and Participation	• The ability of directors to effectively participate in Board meetings and responsibilities in light of their personal circumstances and other time commitments	See Board and Committee Meetings; Annual Meeting Attendance.

Essential Skills and Expertise	• Mix of skills, knowledge, experience, and perspectives necessary to support the Company’s strategy and risk profile	See Board Composition, Qualifications and Experience.

Diversity	• Mix of backgrounds, industry, professional experience, personal qualities and attributes, and geographic and demographic communities represented	See Board Diversity.

Director Tenures

•  Average tenure and overall mix of individual director tenures of the Board to achieve an appropriate balance of new perspectives and institutional knowledge and insight

•  Tenure on Committees and in Committee leadership roles

See Director Tenure and Retirement Age Policies.

Retirement Policy	• Maintaining an appropriate balance of tenure, experience, and perspectives on the Board	See Director Tenure and Retirement Age Policies.

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Director Tenure and Retirement Age Policies

•  The Board’s Corporate Governance Guidelines reflect the Board’s recognition of the importance of periodic Board refreshment and maintaining an appropriate balance of tenure, experience, and perspectives on the Board.

•  The Board values the contributions of both newer perspectives as well as directors who have developed extensive experience and insight into the Company, and as a result does not believe arbitrary term limits are appropriate.

•  The Board believes that directors should not have an expectation of being renominated annually and that the Board’s annual self-evaluation is a key component of its director nomination process.

•  As reflected in our Corporate Governance Guidelines, our Board established the retirement age of 72 for directors with the understanding that directors may not necessarily serve until their retirement age. Our Board’s retirement age policy is intended to facilitate our Board’s recruitment of new directors with appropriate skills, experience, and backgrounds and provide for an orderly transition of leadership on our Board and its Committees.

•  Our focus on Board refreshment and its benefits is reflected in our updates to Board and Committee composition and leadership. Specifically:

¡   A number of new directors have joined the Board within the last five years, bringing fresh perspectives, diverse experiences, and new insights to enhance the effective oversight of our strategy. Since 2019, Messrs. Black, Chancy, Davis, Hewett and Payne, and Mses. Morken and Norwood have enhanced the Board’s financial services, financial reporting, regulatory, risk management, and business operations skills and experience.

¡  In 2021, the Board appointed a new independent Chairman, and 50% of its Committees transitioned to new Chairs to encourage active and rigorous engagement by their leadership.

Under the retirement age policy, non-management directors will not be nominated for election for a term that would begin after the director’s 72nd birthday, although the GNC may recommend and the Board may approve the nomination of a non-management director after the age of 72 if, due to special or unique circumstances, it is in the best interests of the Company and its shareholders that the director continue to be nominated for reelection to the Board. One of the Board’s director nominees, Richard B. Payne, Jr., will be age 74 at the time of the Company’s 2022 annual meeting. Consistent with our disclosure made at the time Mr. Payne was initially elected to the Board in October 2019 and in connection with the Board’s nomination of him for election by shareholders at our 2020 and 2021 annual meetings, the Board, based on the recommendation of the GNC, determined to nominate Mr. Payne for election at the 2022 annual meeting to serve as a director of the Company in light of the particular skills and experience that he brings to the Board.

In determining that Mr. Payne’s nomination is in the best interests of the Company and its shareholders, the Board considered, among other factors, his substantial corporate and commercial banking experience (which spans approximately 40 years), extensive knowledge of the bank regulatory environment for large financial institutions, and risk management and credit expertise. Mr. Payne is a member of the Risk Committee and the chair of its Credit Subcommittee. Mr. Payne regularly and effectively contributes as a member of the Risk Committee, and he has consistently demonstrated strong, astute leadership as the chair of the Credit Subcommittee. See Committees of Our Board.

Director Orientation Process and Continuing Education

New Director Orientation

All new directors on our Board receive an orientation to the Company and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. Our new director orientation program is led by members of senior management, in consultation with the independent Chairman of our Board and each of our new directors, and covers a review of our five principal lines of business, strategic plan, financial statements, risk management framework and significant risks, regulatory matters, corporate governance and key policies and practices (including our Code of Ethics and Business Conduct), as well as the roles and responsibilities of our directors.

Ongoing Director Training

The Board and its Committees participate in and receive various forms of training and education throughout the year, including business update sessions; management presentations on the Company’s businesses, services, and products; and information on

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industry trends, regulatory developments, best practices, and emerging risks in the financial services industry. Other educational and reference materials on governance, regulatory, risk, and other relevant topics are regularly included in Board and Committee meeting materials and maintained in an electronic library available to directors.

Continuing Director Education

We also encourage our directors to attend outside director and other continuing education programs and make available to directors information on director education programs that might be of interest on developments in our industry, corporate governance, regulatory requirements and expectations, the economic environment, or other matters relevant to their duties as a director of our Company.

Structure of our Director Compensation Program

The GNC and the Board review our director compensation program annually. For 2021, the annual cash retainer remained unchanged since 2007 and the annual equity award amount remained unchanged since 2015.

2021 Cash Compensation

The following table shows the components of cash compensation paid to non-employee directors in 2021. Cash retainers and fees are paid quarterly in arrears. Any non-employee director who joins the Board during the year receives a prorated annual cash retainer.

2021 Component	Amount ($)

Annual Cash Retainer	75,000

Annual Independent Chairman Retainer[1]	250,000

Annual Committee Chair Fees

Each of Audit and Risk Committee	40,000

Each of CRC, Finance Committee, GNC and HRC	25,000

Regular or Special Board or Committee/Subcommittee Meeting Fee[2]	2,000

(1)	The Board’s independent Chairman receives a $250,000 annual retainer, in lieu of any Committee Chair fee the independent Chairman might otherwise receive.

(2)	Includes standing Committee/subcommittee meetings as well as special purpose committee meetings not held concurrently with or immediately prior to or following a Company Board or Committee/subcommittee meeting.

Directors of Wells Fargo Bank, National Association, a wholly owned subsidiary of our Company (WFBNA), received an additional $10,000 annual cash retainer. The chair of the WFBNA Board’s Regulatory Compliance Oversight Committee, to which each of WFBNA’s Board and the Company’s Board have delegated oversight of compliance with various regulatory consent orders, also received a chair fee of $25,000.

2021 Equity Compensation

For 2021, each non-employee director elected to our Board at our Company’s annual meeting of shareholders received on that date an award of Company common stock having a value of $180,000. Any non-employee director who joined our Board as of any other date received, as of such other date, an award of Company common stock having a value of $180,000 prorated to reflect the number of months (rounded up to the next whole month) until the next annual meeting of shareholders. The dollar value of each stock award was converted to a number of shares of Company common stock using the closing price on the grant date, rounded up to the nearest whole share.

Deferral Program

For 2021, non-employee directors were able to defer all or part of their cash compensation and stock awards. Cash compensation could be deferred into either an interest-bearing account or common stock units with dividends reinvested. The interest rate paid in 2021 on interest-bearing accounts was 0.89%. Stock awards could be deferred only into common stock units with dividends reinvested. Deferred amounts are paid either in a lump sum or installments, as elected by the director.

Stock Ownership Policy

Our Board has adopted a director stock ownership policy that each non-employee director, within five years after joining our Board, must own shares of our common stock having a value equal to five times the annual cash retainer and maintain at least that ownership level while a member of our Board and for one year after service as a director ends. Each director who has been on our Board for five years or more exceeded this ownership level as of December 31, 2021, and each director who has served less than five years is on track to meet this ownership level.

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GNC Use of Compensation Consultant

The GNC is authorized to retain and obtain advice of legal, accounting, or other advisors at our expense without prior permission of management or our Board. The GNC retained Meridian Compensation Partners (Meridian), a nationally recognized compensation consulting firm, to provide independent advice on non-employee director compensation matters for 2021. Meridian compiles compensation data for the financial services companies the GNC considers our Labor Market Peer Group (which is the same peer group used to evaluate our Company’s executive compensation program) from time to time, and reviews with the GNC our Company’s non-employee director compensation program generally and in comparison to those of our Labor Market Peer Group. Meridian also advises the GNC on the reasonableness of our non-employee director compensation levels compared to our Labor Market Peer Group.

Compensation Changes for 2022

Following an analysis by Meridian of our non-employee director compensation program, including in comparison to the Labor Market Peer Group, and upon the recommendation of the GNC, our Board has approved changes to our non-employee director compensation program. The changes include discontinuing Board, Committee and subcommittee meeting fees except for meetings in excess of twelve per year; increasing the value of the annual stock award to $240,000; increasing most Committee Chair fees; and increasing the annual cash retainer to $100,000, with each such change being effective April 1, 2022. Additionally, effective January 1, 2023, we will begin paying the independent Chairman’s annual retainer entirely in Company common stock, and requiring deferral of both that retainer and the annual stock awards granted to each director until such director leaves the Board. The changes are designed to result in equity compensation constituting a majority of non-employee director compensation.

New Director Compensation Limit

Subject to shareholder approval of Item 3 (Approve the Company’s 2022 Long-Term Incentive Plan), our equity incentive plan will now contain an upper limit of the total compensation that a non-employee director may receive annually. Under the proposed 2022 LTIP, the total annual compensation paid to any non-employee director, inclusive of cash compensation and amounts awarded under the 2022 LTIP, shall not exceed $750,000, except that in the case of the Chairman of the Board or any Independent Lead Director, such limit is instead $1,500,000. All planned changes to our director compensation program, as described above, are within these limits.

2022 Proxy Statement	43

Corporate Governance

Director Compensation

The table below provides information on 2021 compensation for our non-employee directors. Mr. Scharf is an employee director and does not receive separate compensation for his Board service. Our Company reimburses directors for expenses incurred in their Board service, including the cost of attending Board and Committee meetings. Additional information on our director compensation program precedes the table.

2021 Director Compensation Table

Name(1) (a)	Fees Earned or Paid in Cash ($)(2)(3)(b)	Stock Awards ($)(4)(c)	Option Awards ($)(5)(d)	Non-Equity Incentive Plan Compensation ($)e	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(g)	Total ($)(h)

Steven D. Black	248,856	180,044	—	—	—	—	428,900

Mark A. Chancy	177,000	180,044	—	—	—	—	357,044

Celeste A. Clark	162,000	180,044	—	—	—	—	342,044

Theodore F. Craver, Jr.	198,167	180,044	—	—	—	—	378,211

Wayne M. Hewett	174,879	180,044	—	—	—	—	354,923

Donald M. James	66,222	—	—	—	—	—	66,222

Maria R. Morris	260,000	180,044	—	—	—	—	440,044

Charles H. Noski	263,460	180,044	—	—	—	—	443,504

Richard B. Payne, Jr.	169,167	180,044	—	—	—	—	349,211

Juan A. Pujadas	203,000	180,044	—	—	—	—	383,044

Ronald L. Sargent	194,000	180,044	—	—	—	—	374,044

Suzanne M. Vautrinot	157,000	180,044	—	—	—	—	337,044

(1)	Mr. James retired as a director effective April 27, 2021, the date of our 2021 annual meeting. Mr. Noski retired as a director on September 30, 2021.

(2)	Includes fees earned, whether paid in cash or deferred, for service on our Company’s Board in 2021 (including any such amounts paid in 2022) as described under the 2021 Cash Compensation section of this proxy statement. Also includes fees paid to non-employee directors who serve on the board of directors of WFBNA or are members of one or more special purpose committees. Messrs. Chancy, Craver, Payne, and Pujadas and Ms. Morris, as current directors of WFBNA, each received an annual cash retainer of $10,000, payable quarterly in arrears, and a fee of $2,000 for any separate meeting of the WFBNA Board not held concurrently with a Company Board or Committee meeting. Ms. Morris, as the current chair of the WFBNA Regulatory Compliance Oversight Committee, received an annual fee of $25,000. In 2021, all except one WFBNA Board meeting was held concurrently with a Company Board meeting.

44	Wells Fargo & Company

Corporate Governance

(3)	Includes fees earned in 2021 but deferred at the election of the director. The following table shows the number of stock units credited on a quarterly basis to our non-employee directors under our deferral program for deferrals of 2021 cash compensation paid quarterly in arrears and the grant date fair value of those stock units based on the closing price of our common stock on the date of deferral:

Name	Stock Units (#)	Grant Date Fair Value ($)

Steven D. Black	775.9273	$30,750

	775.0372	$35,194

	1,864.3405	$87,661

	1,985.2022	$95,250

Mark A. Chancy	1,040.8781	$41,250

	952.4334	$43,250

	1,175.0319	$55,250

	776.3651	$37,250

Celeste A. Clark	157.7088	$ 6,250

	137.6349	$ 6,250

	132.9222	$ 6,250

	130.2626	$ 6,250

Wayne M. Hewett	922.5965	$36,563

	640.0022	$29,063

	675.9734	$31,784

	703.4181	$33,750

Charles H. Noski	1,226.9745	$48,625

	1,092.8210	$49,625

	712.0340	$33,480

	0.0000	$ —

Ronald L. Sargent	1,286.9039	$51,000

	1,035.0143	$47,000

	1,127.1799	$53,000

	896.2068	$43,000

(4)	We granted 3,993 shares of our common stock to each non-employee director elected at the 2021 annual meeting on April 27, 2021. The grant date fair value of each award is based on the number of shares granted and the NYSE closing price of our common stock on April 27, 2021. As of December 31, 2021, none of our non-employee directors held any unvested stock awards.

(5)	None of our non-employee directors held outstanding options with respect to our common stock on December 31, 2021.

2022 Proxy Statement	45

Information About Related Persons

Related Person Transactions

Lending and Other Ordinary Course Financial Services Transactions

During 2021, some of our executive officers, directors (including certain of our HRC members) and director nominees, each of the persons we know of that beneficially owned more than 5% of our common stock on December 31, 2021 (BlackRock, Inc. and The Vanguard Group), and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit and/or other banking or financial services transactions with our banking and other subsidiaries in the ordinary course of business, including deposit and treasury management services, brokerage, investment advisory, capital markets, sales and trading, and investment banking transactions. All of these lending, banking, and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment (as applicable), as those available at the time for comparable transactions with persons not related to our Company, and did not involve more than the normal risk of collectability or present other unfavorable features. In the ordinary course of business, we also sell or purchase other products and services, including the purchase of investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange-traded funds, and other products affiliated with BlackRock and Vanguard, and we and such firms may receive fees in connection with those investments, in the ordinary course of business. All of these transactions were entered into on an arms’-length basis and under customary terms and conditions.

Family and Other Relationships

Since 1986, our Company has employed Mary T. Mack’s sister, Susan T. Hunnicutt, who is currently a Commercial Banking relationship manager. In 2021, Ms. Hunnicutt received compensation of approximately $227,000. Since 2017, the Company has employed Steven D. Black’s sister-in-law, Laine Murdock, who is currently an employee in our Marketing group in Consumer & Small Business Banking. In 2021, Ms. Murdock received compensation of approximately $130,000. We established the compensation paid to each of these employees in 2021 in accordance with our employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, each of these employees also received employee benefits generally available to all of our employees. Each of these employees is in a non-strategic business line or enterprise function role, is not an executive officer of our Company, and does not directly report to an executive officer of our Company.

For information about an outstanding pension plan balance between Mr. Craver and a legacy predecessor company, please refer to the Director Independence section of this proxy statement.

In 2010, our Board, based on the recommendation of the GNC, agreed as a matter of policy to strongly discourage our Company’s hiring of any immediate family members of current directors.

46	Wells Fargo & Company

Information About Related Persons

Related Person Transaction Policy and Procedures

Our Board has adopted a written policy and procedures for the review and approval of transactions between our Company and its related persons and/or their respective affiliated entities. We refer to this policy and these procedures as our Related Person Transaction Policy. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of more than 5% of our common stock.

Except as described below, the Related Person Transaction Policy requires the GNC to review and either approve or disapprove transactions, arrangements, or relationships in which:

•	The amount involved will, or may be expected to, exceed $120,000 in any fiscal year;

•	Our Company is, or will be, a participant; and

•	A related person or an entity affiliated with a related person has, or will have, a direct or indirect interest.

We refer to these transactions, arrangements, or relationships in the Related Person Transaction Policy as “Interested Transactions.” Any potential Interested Transactions that are brought to our Company’s attention are analyzed by our Company’s Legal Department, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction or relationship does, in fact, constitute an Interested Transaction requiring compliance with the Related Person Transaction Policy. Our Board has determined that the GNC does not need to review or approve certain Interested Transactions even if the amount involved will exceed $120,000, including the following transactions:

•	Lending and other financial services transactions with related persons or their affiliated entities that comply with applicable banking laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;

•	Employment of a “named executive officer” or of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she were a “named executive officer” and the HRC approved (or recommended that our Board approve) such compensation;

•	Compensation paid to one of our directors if the compensation is reported pursuant to SEC rules in our proxy statement;

•	Transactions with another entity at which a related person’s only relationship with that entity is as a director, limited partner, or beneficial owner of less than 10% of that entity’s ownership interests (other than a general partnership interest);
•	Transactions with another entity at which a related person’s only relationship with that entity is as an employee (other than an executive officer), if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•	Charitable contributions by our Company or a Company-sponsored charitable foundation to tax-exempt organizations at which a related person’s only relationship is as an employee (other than an executive officer) or a director or trustee (other than chairman of the board or board of trustees), if the amount involved (excluding Company matching funds) does not exceed the greater of $1 million or 2% of such organization’s consolidated gross revenues; and

•	Transactions with holders of more than 5% of our common stock and/or such holders’ immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such shareholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

The GNC approves or disapproves those Interested Transactions. Under the Related Person Transaction Policy, if reasonable prior review of an Interested Transaction is not feasible, then the GNC will consider the Interested Transaction for approval via ratification at a future committee meeting. When determining whether to approve an Interested Transaction, the GNC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of our Company, whether the Interested Transaction is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review and approval of an Interested Transaction if that director, his or her immediate family members, or their affiliated entities are involved. The GNC annually reviews all ongoing Interested Transactions.

2022 Proxy Statement	47

Ownership of Our Common Stock

Directors and Executive Officers

Stock Ownership Requirements and Other Policies

Stock Ownership Requirements

To reinforce the long-term perspective of stock-based compensation and emphasize the relationship between the interests of our directors and executive officers with your interests as shareholders, we require our non-employee directors and our executive officers to own shares of our common stock. Our Board has adopted robust stock ownership policies that apply to our directors and executive officers as summarized in the chart below.

EXECUTIVE OFFICER STOCK OWNERSHIP POLICY REQUIREMENTS

While employed by the Company and for one year following retirement, our executive officers must hold shares of Wells Fargo common stock equal to at least 75% of the after-tax profit shares (assuming a 50% tax rate) acquired upon the exercise of stock options or upon the distribution of other stock-based awards if the total value of Wells Fargo common stock the executive owns is less than three times cash salary (six times cash salary for the CEO) (the minimum threshold amount), and at least 50% of such after-tax profit shares if the total value of Wells Fargo common stock the executive owns is greater than the applicable minimum threshold amount.

DIRECTOR STOCK OWNERSHIP POLICY REQUIREMENTS

After five years on the Board, each non-employee director must own stock having a value equal to five times their annual cash retainer, and maintain at least that stock ownership level while a member of the Board and for one year after service as a director terminates.

Shares counted toward ownership include shares a non-employee director has deferred pursuant to the Directors Stock Compensation and Deferral Plan (Directors Plan), shares (or share equivalents) an executive officer holds in the Company 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, Direct Purchase and Dividend Reinvestment Plan, and shares owned by an executive officer’s spouse. Executives also may include the value of 50% of the target number of Wells Fargo common shares subject to his or her unvested full-value stock-based awards. Compliance with these stock ownership requirements is calculated annually and reported to the GNC (for non-employee directors) or to the HRC (for executive officers).

Anti-Hedging Policies

To further strengthen the alignment between stock ownership and your interests as shareholders, our Code of Ethics and Business Conduct requirements prohibit all employees, including our executive officers and directors from engaging in derivative or hedging transactions involving any Company securities, including our common stock. This hedging prohibition with respect to Company securities applies to any type of transaction in securities that limits investment risk with the use of derivatives, such as options, puts, calls, futures contracts, or other similar instruments.

No Pledging Policy

Our Board has adopted policies which are reflected in our Corporate Governance Guidelines that prohibit our directors and executive officers from pledging Company equity securities as collateral for margin or other similar loan transactions.

48	Wells Fargo & Company

Ownership of Our Common Stock

Director and Executive Officer Stock Ownership Table

The following table shows how many shares of common stock our current directors and nominees for director, our named executives, and all directors, director nominees, and executive officers as a group beneficially owned on February 23, 2022, and the number of shares they had the right to acquire within 60 days of that date, including restricted share rights (RSRs) that are scheduled to vest within 60 days of that date. This table also shows, as of February 23, 2022, the number of common stock units credited to the accounts of the directors, director nominees, named executives, and executive officers as a group under the terms of the benefit and deferral plans in which they participate but which are not deemed beneficially owned under SEC rules as of February 23, 2022. None of our directors, named executives, or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Beneficial Ownership(1)

Name	Common Stock Owned(2)(3) (a)	Unvested Common Stock Units(4) (b)	Other Common Stock Units(5)(6) (c)	Total Beneficial Ownership(7) (d)	Additional Common Stock Units(8)(9) (e)	Total (f)

Non-Employee Directors and Director Nominees

Steven D. Black	126	—	—	126	18,911	19,037

Mark A. Chancy	896	—	7,478	8,374	8,005	16,379

Celeste A. Clark	4,022	—	—	4,022	25,521	29,543

Theodore F. Craver, Jr.	21,817	—	—	21,817	8,980	30,797

Richard K. Davis	644	—	—	644	—	644

Wayne M. Hewett	101	—	—	101	26,559	26,660

CeCelia “CeCe” G. Morken	—	—	—	—	—	—

Maria R. Morris	1,451	—	1,377	2,828	16,753	19,581

Felicia F. Norwood	—	—	—	—	—	—

Richard B. Payne, Jr.	212	—	—	212	13,019	13,231

Juan A. Pujadas	19,813	—	—	19,813	—	19,813

Ronald L. Sargent	18,131	—	—	18,131	46,295	64,426

Suzanne M. Vautrinot	12,241	—	—	12,241	18,753	30,994

Named Executives

Charles W. Scharf*	316,771	—	—	316,771	—	316,771

Michael P. Santomassimo	68,249	—	—	68,249	—	68,249

Scott E. Powell	74,579	1,714	—	76,293	—	76,293

Jonathan G. Weiss	203,568	23,850	—	227,418	—	227,418

Ather Williams III	83,664	—	—	83,664	—	83,664

All directors, director nominees, named executives, and executive officers as a group (30 persons)(10)	1,601,062	147,704	9,541	1,758,307	189,578	1,947,885

*	Mr. Scharf also serves as a director.

(1)	Unless otherwise stated in the footnote below, each of the named individuals and each member of the group have sole voting and investment power for the applicable shares of common stock shown in the table.

(2)	The amounts shown for named executives and executive officers include shares of common stock allocated to the account of each named executive and executive officer under the Company’s 401(k) Plan as of February 23, 2022.

(3)	For the following directors, named executives, and for all directors, director nominees, named executives, and executive officers as a group, the amounts shown include certain shares over which they may have shared voting and investment power: Mark A. Chancy, 609 shares held in a joint account; Theodore F. Craver, Jr., 21,728 shares held in a trust of which he is a co-trustee; Scott E. Powell, 38,287 shares held in a joint account; Michael P. Santomassimo, 1,000 shares held in his spouse’s IRA; Charles W. Scharf, 209,317 shares held in a joint account; Suzanne M. Vautrinot, 12,129 shares held in a trust of which she is a co-trustee; Ather Williams III, 83,664 shares held in a joint account; and all directors, director nominees, named executives, and executive officers as a group, 826,230 shares.

2022 Proxy Statement	49

Ownership of Our Common Stock

(4)	The amounts shown represent RSRs that are scheduled to vest pursuant to the applicable award agreements within 60 days of February 23, 2022, subject to the terms and conditions of the award.

(5)	Includes 686 whole common stock units credited to an executive officer’s account as of February 23, 2022 under the terms of the Deferred Compensation Plan that would be paid in shares of common stock within 60 days of February 23, 2022 were the individual to have retired on such date, assuming a valuation date of February 23, 2022.

(6)	For non-employee directors, represents common stock units credited to their accounts as of February 23, 2022 pursuant to deferrals made under the terms of the Directors Plan and which such director has elected to have paid out in shares of common stock within 60 days of February 23, 2022.

(7)	Total does not include the following RSRs and/or target number of Performance Shares (including dividend equivalents credited on that target number as of February 23, 2022) granted under the Company’s Long-Term Incentive Compensation Plan that were not vested as of February 23, 2022, or scheduled pursuant to the applicable award agreements to vest within 60 days of February 23, 2022. The following includes Performance Shares granted in 2019. Upon vesting, each RSR and Performance Share will convert to one share of common stock. Performance Share amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance criteria and other conditions.

Name	RSRs	Performance Shares

Charles W. Scharf	617,886	767,327

Michael P. Santomassimo	299,744	194,617

Scott E. Powell	186,147	152,820

Jonathan G. Weiss	149,020	289,271

Ather Williams III	179,981	101,930

All executive officers as a group	3,001,008	2,655,425

(8)	For named executives and executive officers, represents whole common stock units credited to their accounts as of February 23, 2022 under the terms of the Supplemental 401(k) Plan and/or Deferred Compensation Plan that would be paid in shares of common stock more than 60 days after February 23, 2022 were the individual to have retired on such date, assuming a valuation date of February 23, 2022 for purposes of the Deferred Compensation Plan: 5,184 shares of common stock under the Supplemental 401(k) Plan and 1,598 shares of common stock under the Deferred Compensation Plan.

(9)	For non-employee directors, represents common stock units credited to their accounts as of February 23, 2022 pursuant to deferrals made under the terms of the Directors Plan that would be paid in shares of common stock more than 60 days after February 23, 2022 were the individual to have retired on such date.

(10)	Felicia F. Norwood owns 137 shares of 4.75% Non-Cumulative Perpetual Class A Preferred Stock, Series Z, 225 shares of 4.25% Non-Cumulative Perpetual Class A Preferred Stock, Series DD, 118 shares of 6.625% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock, Series R, 498 shares of 5.85% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock, Series Q, 10 shares of 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L, and 138 shares of 4.70% Non-Cumulative Perpetual Class A Preferred Stock, Series AA. One of our executive officers also owns 25 shares of 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L.

Principal Shareholders

The following table contains information regarding the only persons and groups we know of that beneficially own more than 5% of our common stock as of February 25, 2022.

Name and Address of Beneficial Owner(1)(2) (a)	Amount and Nature of Beneficial Ownership of Common Stock(1)(2) (b)	Percent of Common Stock Owned(1)(2) (c)

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	325,460,566	8.56%

BlackRock, Inc. 55 East 52nd Street New York, New York 10055	282,952,036	7.44%

(1)	Based on a Schedule 13G/A filed on February 9, 2022 with the SEC by The Vanguard Group, Inc. to report beneficial ownership as of December 31, 2021. The Vanguard Group has sole voting power over none of the shares and shared voting power over 6,073,524 of the shares. The Vanguard Group has sole dispositive power over 309,863,780 of the shares and shared dispositive power over 15,596,786 of the shares.

(2)	Based on a Schedule 13G/A filed on February 8, 2022 with the SEC by BlackRock, Inc., on behalf of itself and certain of its subsidiaries, to report beneficial ownership as of December 31, 2021. Each of BlackRock and its subsidiaries has sole voting power over 250,280,866 of the shares and shared voting power over none of the shares. Each of BlackRock and its subsidiaries has sole dispositive power over 282,952,036 of the shares and shared dispositive power over none of the shares.

50	Wells Fargo & Company

Human Capital Management

PAGE 51	The Journey: Redefining Our Culture	PAGE 52	Our Approach to Advancing DE&I

PAGE 51	Listening to Employees	PAGE 56	Performance Management and Incentive Compensation

PAGE 52	Commitment to the Highest Ethical Standards	PAGE 61	Our Workforce

The Journey: Redefining Our Culture

Our journey to transform our culture began in 2017 and is ongoing. Our transformation significantly advanced with the hiring of a new CEO in 2019. We continue to work hard to change the way we run the Company and to redefine parts of our culture and the way we work in order to be more effective and better serve our communities and stakeholders. We are moving forward with both urgency and optimism. In 2020, we introduced a new set of expectations that apply to every employee at Wells Fargo. These expectations play an important role in the transformation of the Company. They are designed to be clear and straightforward, to drive the highest standards of integrity and operational excellence, and to provide guidance for doing what’s right and doing it well.

Employee Expectations

Listening to Employees

Employee feedback has contributed significantly to enhancing our culture and improving the employee experience in recent years. Employees can share their voices and valuable insights in a number of ways throughout the year, as set forth below in more detail.

2022 Proxy Statement	51

Human Capital Management

Commitment to the Highest Ethical Standards

At Wells Fargo, we are committed to the highest standards of integrity and ethical behavior and holding ourselves accountable. Do What’s Right by our customers, stakeholders and each other is an expectation of every employee at Wells Fargo.

Our Code of Ethics and Business Conduct

Our Code of Ethics and Business Conduct provides the principles and additional guidance to support ethical actions and decisions expected of all employees and members of our Board. The Code is supported by underlying policies, the Employee Handbook, and an annual interactive online training that employees are required to complete. Members of the Board must also acknowledge, on an annual basis, their obligations under the Code of Ethics and Business Conduct.

Our Speak Up and Non-Retaliation Policy

Under our Speak Up and Non-Retaliation Policy, Wells Fargo does not tolerate retaliation of any kind. Our employees’ commitment and integrity are important to the success of Wells Fargo. Our leadership believes it is critical that everyone feels safe to raise a concern and cooperate with investigations without fear of retaliation. By speaking up when they have a concern, our employees demonstrate their responsibility to act with honesty and integrity and contribute to Wells Fargo’s ethical working environment. In this culture, every employee’s voice matters, regardless of role, position in the Company, or location.

Employees are expected to adhere to the Code of Ethics and Business Conduct and supporting policies, speak up when they have questions, and report suspected unethical behavior. To report a concern, employees may talk to a manager, contact Employee Relations, or contact our confidential EthicsLine.

Our Approach to Advancing Diversity, Equity, and Inclusion

Wells Fargo values and promotes DE&I across our business. Our leadership strives to promote and advance DE&I and foster an inclusive Company culture. The following discussion highlights these efforts with regard to our workforce. More information regarding the diversity of our Board of Directors can be found under the Board Diversity section of this proxy statement.

Board Oversight

The Board and its HRC oversee the Company’s DE&I strategy and monitor its activities and progress.

Operating Committee Role

In November 2020, a new Operating Committee-level role reporting directly to our CEO was created to lead DE&I efforts. In this role, our Head of Diverse Segments, Representation and Inclusion (DSRI) is responsible for driving a Company-wide DE&I strategy to increase diverse representation at all levels of the Company, create a more inclusive workplace environment, and better serve and grow our diverse customer segments and diverse suppliers across all lines of business. In partnership with our CEO and other members of the Operating Committee, including our Head of Human Resources, our line of business CEOs and diverse segment teams, our Head of DSRI and his organization lead the DE&I priorities within our Company and the communities in which we operate.

As part of the year-end performance evaluation and compensation decision process, our CEO is evaluated on progress to advance DE&I Company-wide. Operating Committee members are evaluated based on their progress in improving diverse representation and inclusion in their areas of responsibility. See the Compensation Discussion and Analysis of this proxy statement for additional information.

Diverse Segment Leaders

Each line of business has a Diverse Segment Leader, a senior role that dually reports to the Head of DSRI and the Operating Committee member for the respective line of business. Diverse Segment Leaders are principally responsible for executing the Company’s effort to better serve and grow our diverse customer segments in each line of business.

How We Seek to Improve Diverse Representation and Inclusion within the Company

Our recruitment and career development practices are designed to support our employees and promote DE&I in our workforce, including leadership positions. In order to help identify and attract diverse talent, we employ selection processes intended to

52	Wells Fargo & Company

Human Capital Management

maintain a fair and equitable hiring process. Our talent strategy focuses on attracting, hiring, and supporting diverse talent. In addition, we have dedicated teams to enhance our efforts across multiple dimensions of diversity.

Our three strategic priorities are:

OUTREACH	READINESS	CULTURE
Sourcing and attracting talent through partnerships, face-to-face, and virtual career fairs, and job boards	Helping prepare diverse talent for careers in financial services through internships, seminars, and scholarships	Building internal capability through training, mentoring, and engagement in partnership with our Employee Resource Networks

Outreach and Recruitment

Our DE&I commitments include a focus on hiring, promotions, and retention, and have been designed with increased accountability across those areas. These include:

Diverse Candidates	Diversity Sourcing and Interview Team Guidelines that require diverse candidate slates and interview teams for designated posted positions. We define diversity for these purposes to include the following diversity dimensions: race/ethnicity, gender, LGBTQ, veterans, and people with disabilities.

Metrics	The inclusion of DE&I metrics and activities in regular business reviews.

Collaborations	In the U.S. with Hispanic-serving institutions (HSIs) and historically Black colleges and universities (HBCUs) to expand the reach of early talent program recruiting, including in-person and virtual diversity-focused events.

Our Affirmative Action Team	We conduct and track targeted outreach efforts to underutilized populations in order to attract well-qualified individuals to apply for open positions and identify placement goals to help focus recruitment strategies toward underrepresented groups.

Our Diversity Sourcing Group	We seek to recruit the best and brightest talent with a keen focus on diversity for senior-level roles. They pursue this goal by establishing trusted partnerships with candidates, hiring managers, and recruiting consultants.

Our Military Talent Strategic Sourcing Team	We are committed to recruiting, counseling, and advocating for military job seekers. Military Talent Liaisons on this team support candidates with a variety of job-seeker resources (e.g., developing a transition strategy, crafting a compelling resume, skills gap analysis, and interview performance). Wells Fargo also has veteran-specific employment programs.

We work with dozens of external diversity-focused organizations that build relationships and recruit talent at different stages of their professional lives. Some key external partner organizations include:

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Readiness and Development Programs

Working with both internal initiatives and external organizations, we seek to prepare diverse talent for careers with the Company or their desired industries, including through the following initiatives:

NEXT GENERATION TALENT PROGRAM (NEXTGEN)	VETERAN SERVING ORGANIZATIONS	THE GLIDE-RELAUNCH PROGRAM

Founded by Wells Fargo Advisors to source, train, develop, retain, and support new financial advisors and branch managers. NextGen focuses on students at HBCUs, military veterans, parents reentering the workforce and current Wells Fargo Advisors employees.

We collaborate with dozens of Veteran Serving Organizations on military career transition including: American Corporate Partners, FourBlock, Hire Heroes USA, Mt. Carmel Veterans Service Center, Student Veterans of America (SVA), Hiring Our Heroes (HOH), and United Services Organization (USO).

An 8-week “returnship” program that aims to bring diverse talent who have been out of the workforce for an extended period back into their industry. Our cohorts are 91% diverse - 55% diverse by race and 83% diverse by gender.

13	The number of diversity-focused programs we host to inform high-potential college students about internships and full-time opportunities to help build our talent pipeline.

We seek to advance diversity in leadership roles and prepare these leaders for success using a wide spectrum of development opportunities, including programs and offerings. Below are some examples:

Talent Review and Succession Planning	An annual process designed to assess our talent needs, contribute to the health of our Company, and create a diverse and inclusive workforce. In 2021, we added accountability for diverse talent identification, providing for Operating Committee leadership reviews with a specific focus on identifying diverse talent and reporting specific actions taken to support talent.

Mentoring Program	Mentoring chapters and branches (including an executive chapter) deliver relationship-based development, tools, and resources to thousands of employees across the organization. More than 90% of mentoring pairs include at least one mentee whose gender or race/ethnicity is different from the mentor.

Sponsorship Programs	The inaugural Operating Committee Sponsorship Program, designed to accelerate the readiness of diverse talent for expanded roles and opportunities, was established in 2021. Operating Committee leaders sponsored 44 diverse (by race/ethnicity or gender) individuals identified through talent discussions. Additionally, we launched the Building Organizational Leadership Diversity (B.O.L.D.) program in 2021, a sponsorship program designed to develop and increase the visibility and mobility of high-performing talent. Lines of business and functional groups implemented the program in their organizations.

Executive Forums	Composed of our most senior diverse executives who provide input to senior management on priorities and initiatives that may help enhance our overall equity efforts, including career advancement opportunities.

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Building an Inclusive Culture

We provide tools and training to our employees on the Company’s DE&I strategy and priorities. Some of this training focuses on DE&I foundations, recognizing unconscious bias, appreciating differences, and leading inclusively. We offer experiential learning programs to provide deeper learning and collaboration on key DE&I initiatives and topics, including:

EDUCATION AND AWARENESS

A series of education sessions offered to employees and dedicated to discussing DE&I topics, including the reality of racism in the U.S. We invited guest speakers to lead employees in conversations about race, diversity, and inclusion. We held DE&I Awareness Month in October 2021 to share information about our diverse employee backgrounds and give employees the opportunity to engage and learn, to reflect on where we are individually and across the enterprise, and to set and share expectations for moving forward.

EXPANDED DE&I TRAINING Members of the Operating Committee, Management Committee, and managers participated in new and immersive diversity training in 2021.

EMPLOYEE RESOURCE NETWORKS

Our Employee Resource Networks (ERNs) align with our DE&I strategy and are devoted to professional growth and education, community outreach, recruiting and retention, business development, and customer insight. The ERNs, with chapters around the globe, are organized by employees who share a common background, experience or other affinity, and they’re open to all employees. They promote cultural competence and provide a place for employees to connect, learn, build and leverage their skills, and impact business outcomes.

Monitoring our Progress

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Where to Find Additional Performance Data

Our ESG Goals and Performance Data, available on the Corporate Responsibility Goals and Reporting page of our website at https://www.wellsfargo.com/about/corporate-responsibility/goals-and-
reporting/, includes the following additional diversity data and statistics that inform our assessment of our progress:

Employees by region
Global employees by gender and contract type
Global employees by contract type (full-time, part-time, or flexible)
Global employees by geographic work location
Global employees by age group
Global employees by line of business and gender by line of business
Global employees by gender, race/ethnicity, and internal HR levels (levels 2-4 and 5-6 down from the CEO)
U.S. employees by gender and race/ethnicity (consolidated EEO-1 data)
U.S. employees by gender, race/ethnicity, and Equal Employment Opportunity Commission (EEOC) job category

External Recognition

We are proud to have been recognized by DiversityInc as #25 of the Top 50 Companies for Diversity, in addition to the special rankings below:

#7	Top Companies for People with Disabilities

#7	Top Companies for LGBTQ Employees

#7	Top Companies for Veterans

#8	Top Companies for Mentoring

#17	Top Companies for Employee Resource Groups

#10	Top Companies for Native Americans and Pacific Islanders

#50	Top Companies for ESG

Gold Level Top Military Friendly Employer by VIQTORY	#13 On the 2021 Best for Vets Employers by Military Times

Performance Management and Incentive Compensation

Overview

Our Company continues to be committed to designing and implementing performance management and compensation programs that are aligned to the Company’s expectations by establishing a balanced framework, promoting risk management, and discouraging imprudent or excessive risk-taking. This enhances our ability to hold employees accountable when expectations are not met and to reward employees when expectations are met or exceeded.

Performance management is a key facet of how we align our culture and Company expectations for our employees. Our Performance Management Policy establishes the framework and standards intended to reinforce personal accountability and risk management.

Our compensation program is linked to performance management and promotes prudent risk management and reinforces our Company expectations. The Company’s compensation principles are:

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How We Oversee Performance and Compensation

Board of Directors and Human Resources Committee

The Board plays an important role in overseeing the Company’s performance management and incentive compensation programs, through its HRC. The HRC’s expansive responsibilities allow it to focus on the alignment of the Company’s culture and employee conduct with our performance management and incentive compensation programs. Since 2019, the HRC has overseen substantial changes to our performance management and incentive compensation programs, including enhancements to strengthen the consideration of risk in performance with the addition of risk accountability as a core component of employee performance evaluations, roll-out of new Company expectations for employees and managers to guide how we lead ourselves, collaborate with our colleagues, and make decisions, approval of an enhanced Clawback and Forfeiture Policy that expanded the individuals and compensation subject to forfeiture or recovery, and the implementation of a framework and standards for including misconduct as an input to performance evaluations and incentive decisions.

Under the oversight of the HRC, management has established a framework that governs performance management and incentive compensation.

Incentive Compensation and Performance Management Committee

The Incentive Compensation and Performance Management Committee (IPC) is a governance committee reporting to the HRC, its responsibilities include oversight of the Company’s risk management efforts related to incentive compensation and performance management practices, in accordance with the Company’s Risk Management Framework.

Group Incentive Compensation and Performance Management Steering Committees

The Company has fourteen Group Incentive Compensation and Performance Management Steering Committees (Group IPCs). The Group IPCs are steering committees established by the IPC and are aligned with each of the Company’s lines of business and enterprise functions. Group IPCs are co-chaired by the business Operating Committee member and Compensation Leader. The Group IPCs oversee, govern, and make informed recommendations or decisions, as applicable, about business-aligned efforts related to incentive compensation and performance management, with a critical focus on material risk failures, for applicable employees and practices within their authority and in accordance with our Risk Management Framework.

Remuneration Committees

The Europe, Middle East, and Africa (EMEA) entity boards and where applicable, remuneration committees, provide local remuneration governance focused on effectively applying the applicable remuneration policy and practices, as well as approving the identified staff.

Performance Management

Each year, managers and employees are expected to work together to set performance goals in support of enterprise strategy, business goals and their roles and responsibilities through, among other things, the lens of strong risk management practices. These defined performance goals are meant to guide employees in doing their work. Managers and employees then participate in mid-year and year-end performance evaluations to discuss and document key accomplishments against goals, including risk accountability. Each employee is to be provided with both an overall performance rating and a risk overlay rating.

Key Performance Elements That Inform Compensation Outcomes

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Additional Oversight

Performance goals for employees and management whose roles involve promotional or sales activity are designed to discourage excessive or inappropriate risk-taking, and are subject to additional oversight to validate all objectives for sales activity populations meet defined requirements. These performance goals are intended to drive the right behaviors and serve our customers’ needs through the following requirements:

Consideration of Risk in Performance Evaluations and Compensation Decisions for Performance Year 2021

Employees Generally

For every employee, risk accountability is assessed as part of his or her performance goals, through a Risk Overlay rating. The Misconduct Accountability Program generally requires performance management and incentive compensation impacts for each employee who has engaged in certain types of misconduct and requires that the employee’s manager document corrective actions in the employee’s performance review.

Covered Employees in Management

An enhanced risk assessment process applies to leaders designated as “Covered Employees in Management,” which include the CEO, members of the Operating Committee, individual leaders who run the Company’s major lines of business, and certain other senior leaders whose responsibilities and actions may expose the Company to material risk or who have roles that are subject to specific regulatory requirements.

For certain Covered Employees in Management who are not members of the Operating Committee, a risk assessment is completed by Independent Risk Management and Internal Audit and shared with the managers of the employees to inform year-end performance rating and pay recommendations. Among the risk and audit factors considered are risk leadership and collaboration; regulatory remediation; issue management; and risk failures and events. Audit input is also considered and takes into account whether the employee has demonstrated effective and proactive management of audit issues, including self-identification, with consideration given to severity level, timeliness of corrective actions, and reopen rates for the issue. For certain Covered Employees in Management, the manager’s risk assessment, along with the Independent Risk Management and Audit assessments, is then reviewed and challenged at both the business group and enterprise levels by the relevant Incentive Compensation and Performance Management committees. The CEO may also review and challenge the ratings and compensation recommendations.

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CEO and Operating Committee Members

For the CEO, the performance review against all of his goals, including risk and DE&I, is conducted by the HRC. For members of the Operating Committee (except the CRO and Chief Auditor), the CEO’s review of their performance is informed by a risk review conducted by the CRO, with input from leaders within Independent Risk Management, and feedback from Internal Audit. For the CRO and Chief Auditor, the risk review is conducted by the chairs of the Risk Committee and Audit Committee, respectively. The HRC oversees and approves the variable incentive compensation for the CEO and Operating Committee based upon their performance evaluations. The Risk Committee and Audit Committee, respectively, approve annual incentives for the CRO and Chief Audit Officer.

Human Resources Committee Oversight

As part of the performance review process for certain Covered Employees in Management, the HRC reviews and considers the input from Group IPCs and the IPC and discusses perspectives from the CEO, CRO, and head of Human Resources. The risk outcomes are critical inputs into the HRC’s compensation decisions for the Operating Committee and those additional Covered Employees in Management who have responsibility for a significant line of business or critical enterprise-wide functional activities. These reviews by the HRC may result in compensation adjustments, including the elimination or reduction of an annual or outstanding long-term award. Additionally, the HRC has oversight of the risk evaluation process and any related compensation impacts for certain Covered Employees in Management, including approval of the vesting of prior-year long-term incentive awards that have risk-balancing features. These include such features as forfeiture provisions that allow the HRC to reduce or forfeit outstanding awards based on risk management failures, as discussed in more detail under Clawback and Forfeiture Policy in the Compensation Discussion and Analysis in this proxy statement.

Incentive Compensation Risk Management

Through our Incentive Compensation Risk Management (ICRM) Policy and program, we develop, execute and administer our incentive compensation plans, which are designed to balance risk and financial reward in a manner that supports our customers, shareholders, employees, and the Company. The ICRM program accounts for Wells Fargo’s Risk Management Framework, including the Company’s financial and non-financial risks, and regulatory requirements. As outlined in our ICRM policy and applicable standards, our governance framework identifies employees whose role could create a material risk, requires their incentive compensation to be appropriately balanced to discourage unnecessary or inappropriate risk-taking, and provides for monitoring and validation. The table below summarizes the key stakeholders who develop and implement our ICRM program.

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Incentive Compensation Design

The ICRM Policy and program applies to employees who are eligible to participate in an incentive compensation arrangement. To effectively and thoroughly govern incentive compensation arrangements in a consistent manner, the Company has incentive compensation design standards applicable across these incentive compensation arrangements.

Risk management is considered in the design of our incentive compensation arrangements. Human Resources coordinates the annual review process in partnership with Independent Risk Management and other centralized control functions, and designs and manages the ICRM program, including the ICRM Policy. During the review, we assess risk balancing, compliance with laws and regulations, and the arrangements’ potential to encourage employees to take unnecessary or inappropriate risks.

The ICRM Policy and program also define incentive plan design standards that, as applicable based on the type of incentive plan, accounts for additional oversight and review. The design process includes:

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Our Workforce

Employee Support During the COVID-19 Pandemic

Pay Equity Review

Wells Fargo is committed to fair and equitable compensation practices, and we regularly review our compensation programs and practices for pay equity. Each year, we engage a third-party consultant to conduct an independent and thorough pay equity review of employee compensation, which considers gender, race, and ethnicity. The results of our 2021 review, after accounting for factors such as role, tenure, and geography, show that women at Wells Fargo continued to earn more than 99 cents for every $1 earned by their male peers. In addition, our U.S. employees who are racially/ethnically diverse continued to earn more than 99 cents for every $1 earned by Caucasian/white peers. These results have remained consistent since we started publishing the results of our pay equity review in 2017.

Gender and Racial/Ethnic Pay Equity Comparing Employees by Gender, Race, and Ethnicity in Similar Jobs at Wells Fargo
Women Earn More Than 99¢ for Every $1 Earned by Men	Racially/Ethnically Diverse U.S. Employees Earn More Than 99¢ for Every $1 Earned by Caucasian/White Peers

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Compensation and Benefits

We value and support our people as a competitive advantage. We provide all eligible full- and part-time employees (and their eligible dependents, as applicable) with a comprehensive set of benefits designed to protect their physical and financial health and to help them make the most of their financial future.

In 2021, we elevated a focus on our employees’ well-being, holding the first company-wide well-being week in September. It featured daily virtual events providing education and experiences to help employees improve the state of their health, mind, family, and finances. In addition, the company hosted weekly online yoga, meditation, and stretching classes, while also moderating discussions on topics such as racial disparities in health care.

Employee Training and Development

We invest heavily in coaching and training for employees and managers. We believe that when our employees feel properly supported, engaged, and confident in their skills, they are more effective and can provide an even better customer experience. During 2021, we invested approximately $200 million in a variety of employee learning and development programs including functional training, regulatory compliance, leadership and professional development, early talent development programs, and tuition reimbursement.

CEO Pay Ratio and Median Annual Total Compensation

CEO Pay Ratio

For 2021, the annualized total compensation of Mr. Scharf, our CEO, was $21,350,906, as reported in the Summary Compensation Table. The estimated annual total compensation of the median Wells Fargo employee (other than our CEO) was $73,578. As such, our CEO’s total annual compensation was approximately 290 times that of the estimated annual total compensation of the median Wells Fargo employee in 2021.

CEO annualized total compensation	$21,350,906

Median Employee estimated annual total compensation	$73,578

Ratio of CEO annualized total compensation to Median Employee estimated annual total compensation	290:1

Median Employee Total Annual Compensation Methodology

To identify the estimated total annual compensation of the median Wells Fargo employee other than our CEO:

•

We prepared a database including the total gross amount of salary, wages, and other compensation (which depending on the individual could include items such as holiday and other paid time off, overtime pay, shift differentials), as reflected in our payroll records for 2021, for our global workforce (other than our CEO) as of December 31, 2021. As needed, amounts were converted from local currency to U.S. dollars.

•	We annualized the compensation of all permanent employees who were newly hired during 2021.

•

We calculated the median gross pay (as described in the first bullet above) and selected the employee that made up the median. In addition to the employee that made up the median, we selected four employees immediately above and four employees immediately below to further analyze.

•

For the nine employees, we combined all of the elements of each employee’s compensation for 2021 to calculate total compensation with the same methodology used to calculate the “Total” column of the Summary Compensation Table in accordance with SEC rules and regulations.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Item 2 – Advisory Resolution to Approve Executive Compensation (Say on Pay)

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a shareholder advisory vote to approve the 2021 compensation of our named executive officers (NEOs) as disclosed pursuant to applicable Securities and Exchange Commission (SEC) regulations. Our Board believes that our executive compensation program effectively aligns NEO pay with Company and individual performance and shareholder interests and appropriately motivates and retains our NEOs. Although this advisory vote is nonbinding, the Board values the views of our shareholders and will consider the outcome of the vote when making future compensation decisions for NEOs.

We are asking our shareholders to approve the following resolution:

VOTE		BOARD RECOMMENDS

✓	RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.	FOR

Item 2 - Advisory Resolution to Approve Executive Compensation (Say on Pay) Our Board recommends a vote FOR the advisory resolution to approve the 2021 compensation of our NEOs.

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Compensation Discussion and Analysis

PAGE 65	Introduction

PAGE 68	1. 2021 Executive Compensation Program

PAGE 72	2. Performance Assessment and Variable Incentive Determination Process

PAGE 74	3. Named Executive 2021 Compensation

PAGE 83	4. Compensation Policies and Practices

PAGE 86	5. Compensation Governance Oversight

2021 NEOs:

Charles W. Scharf Chief Executive Officer and President

Michael P. Santomassimo Senior EVP, Chief Financial Officer

Scott E. Powell Senior EVP, Chief Operating Officer

Jonathan G. Weiss Senior EVP, CEO of Corporate and Investment Banking

Ather Williams III Senior EVP, Head of Strategy, Digital Platform, and Innovation

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Introduction

Our executive compensation program is designed to incentivize our executive officers to drive strong business results and deliver long-term shareholder value. To that end, the vast majority of the compensation of our NEOs is at risk and directly tied to Company and individual NEO performance. This Compensation Discussion and Analysis (CD&A) provides shareholders with information about our disciplined performance assessment and variable incentive determination process and our 2021 compensation decisions for our NEOs.

2021 Performance Highlights

During 2021, our continued focus on efficiency improvements and our ongoing work to put legacy issues behind us contributed to significantly improved year-over-year financial results. We continued to execute on our strategic priorities, including making significant progress on our risk, regulatory and control work, advancing our DE&I efforts, and continuing to support and invest in our customers, communities, and employees. While we are pleased with our progress, we recognize there is still work to be done. Refer to “Named Executive 2021 Compensation” on page 74 for additional detail.

Snapshot of 2021 Performance

2021 Say on Pay Vote and Our Response

At our 2021 annual meeting, the advisory resolution on the 2020 compensation of our NEOs (Say on Pay) received a 57% vote in support, well below our historical levels. We embarked on a proactive shareholder outreach effort to understand and respond to shareholder feedback about our executive compensation program. Our HRC Chair, Corporate Secretary and leaders from our Human Resources, Investor Relations, and ESG teams participated in meetings on behalf of the Board and the Company, and our HRC met eight times to discuss enhancements to the program and provided regular reports to the full Board. The extent of our shareholder engagement is shown below.

Total Contacted	Total Engaged	Total Engaged with HRC Chair Participation
47%	44%	30%

of total outstanding shares	of total outstanding shares	of total outstanding shares

[1]	Refer to Additional Notes, Note 6, on page 138 for a further discussion of Efficiency Ratio.

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Common themes we heard during engagement included preferences that we provide more information about how our HRC determined the incentive compensation of our NEOs, including about the process for making these determinations, that our CEO receive a higher proportion of his long-term equity compensation in the form of performance-based equity, and that our performance-based equity include a relative measure of performance. In consultation with a new independent compensation consultant retained by the HRC in 2021, the HRC closely studied and discussed shareholder feedback, examined our existing executive compensation program, evaluated various potential enhancements to our program, and, ultimately, approved enhancements to our disclosure and several structural changes to our executive compensation program. Collectively, these changes continue to underscore the importance of pay-for-performance, align executive compensation with shareholder value creation, and provide enhanced disclosure of the HRC’s decision-making for both the performance assessment and variable incentive compensation determination. The table below highlights the feedback we received on our executive compensation program and related disclosures during shareholder engagement following the 2021 annual meeting, and how we responded.

What We Heard from Shareholders	How We Responded
Goals: Preference for more disclosure about the goals used to evaluate individual NEO performance	✓ Enhanced description of the goals used to evaluate individual NEO performance
Performance Assessment: Preference for more disclosure about the factors the HRC considers in assessing performance	✓ Provided additional detail on the performance assessment process used by the HRC
Variable Incentive Process: Preference for more disclosure about the process to determine variable incentive compensation	✓ Enhanced the disclosure around the HRC’s process for determining variable incentive compensation, including application of performance achievement levels
Pay Mix: Preference for a higher proportion of performance-based long-term equity in CEO pay mix	✓ Increased the weight of Performance Shares in the CEO’s equity mix to 65% with the remaining 35% in Restricted Share Rights (RSRs) (previously, split 50% / 50%)
Relative Performance Link: Preference for inclusion of a relative measure in our Performance Share design	✓ Reintroduced relative Return on Tangible Common Equity (ROTCE) performance in our Performance Share design, weighted at 25% (previously, 100% absolute ROTCE)
Performance Criteria: Focus on maintaining rigorous performance criteria	✓ Increased the target performance goal required for three year average absolute ROTCE performance to achieve a target payout or above
Total Shareholder Return (TSR)[1]: Preference for increased rigor of the TSR structure

✓  Re-evaluated the structure and rigor of TSR in the Performance Share Award (PSA) program; payouts will be adjusted upward by 20% if our TSR is at or above the 75th percentile and will be reduced by 20% if our TSR is below the 25th percentile, and there will be no upward adjustment if our absolute TSR is negative

[1]	Refer to Additional Notes, Note 1, on page 138 for a further discussion of TSR.

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Performance and Compensation Determination Timeline

As illustrated below, the HRC structures the timing and process for determining individual NEO compensation so that variable incentive compensation is appropriately aligned with the performance of the Company. This also ensures recognition of individual NEO performance toward achieving our strategic priorities.

Performance Year 2021 Compensation Table

Following a review of full-year Company, individual and, as applicable, line-of-business performance, the HRC determined 2021 performance year compensation outcomes, awarded in January 2022, for each NEO, as outlined in the table below. Refer to “Named Executive 2021 Compensation” on page 74 for additional detail on the HRC’s evaluation of performance and resulting pay decisions.

	2021 Pay for Performance Outcome

NEO	Base Salary Rate	Cash Bonus	PSAs	RSRs	Total Compensation	Target Total Compensation

Charles W. Scharf	$2,500,000	$5,365,854	$10,812,195	$5,821,951	$24,500,000	$23,000,000

Michael P. Santomassimo	$1,750,000	$1,837,500	$3,937,500	$3,937,500	$11,462,500	$11,000,000

Scott E. Powell	$1,750,000	$1,968,750	$3,093,750	$3,093,750	$9,906,250	$9,000,000

Jonathan G. Weiss	$1,750,000	$1,925,000	$4,125,000	$4,125,000	$11,925,000	$11,000,000

Ather Williams III	$1,500,000	$1,500,000	$2,000,000	$2,000,000	$7,000,000	$7,000,000

Information on Table Above:

The table above is not a substitute for, and should be read together with, the 2021 Summary Compensation Table in this Proxy Statement. The table above includes only direct elements of compensation (base salary rate, annual cash bonus, Performance Shares and RSRs) and does not include the indirect elements (change in pension value and non-qualified deferred compensation), as reported in the 2021 Summary Compensation Table. Also, the table above reports equity for the performance year earned. In conformance with SEC requirements, the 2021 Summary Compensation Table in this Proxy Statement reports equity in the year granted, but cash for the year earned.

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1	2021 Executive Compensation Program

Compensation Principles

The Company’s executive compensation program is designed and administered in accordance with established compensation principles, each of which is an essential component to drive strong, risk-managed performance. The Company’s compensation principles are:

Pay for Performance	Compensation is linked to Company, business line, and individual performance, including meeting regulatory expectations, and creating long-term value consistent with the interests of shareholders

Promote Effective Risk Management	Compensation promotes effective risk management and discourages imprudent or excessive risk-taking

Attract and Retain Talent

People are one of the Company’s competitive advantages; therefore, compensation helps attract, motivate, and retain people with the skills, talent, and experience to drive superior long-term Company performance

Compensation Decisions Linked to Compensation Principles

The following table illustrates how the compensation decisions highlighted above and discussed in more detail below are linked to our compensation principles.

	Pay for Performance	Promote Effective Risk Management	Attract and Retain Talent

Variable incentive compensation directly tied to performance	✓	✓	✓

High proportion of at-risk compensation	✓	✓

Long-term compensation in the form of Performance Shares	✓	✓	✓

Incentives subject to stringent clawback and forfeiture provisions		✓

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Elements of Compensation

Total compensation for our NEOs is delivered through the compensation elements set forth below. The HRC sets the base salary for our NEOs and the full Board approves the CEO’s base salary based upon the HRC’s recommendation. Variable incentive compensation is comprised of two components: annual cash bonus and long-term equity (Performance Shares and RSRs). Individual base salaries and variable incentive compensation amounts are reviewed annually in connection with individual NEO performance assessments.

Element	Vehicle	Objectives and Key Features
Base Salary	Cash

•  Designed to provide fixed compensation and attract and retain talent

•  Reviewed each year based on each NEO’s role and responsibilities, the relevant market pay levels for comparable scope, retention objectives, regulatory considerations, and the individual’s performance

Annual Cash Bonus	Cash

•  Rewards results and differentiates individual performance each year without creating an incentive to take excessive risk

•  Target cash incentive is determined based on market cash incentive levels for comparable roles and actual payout is determined based on Company, individual, and, as applicable, line-of-business performance

•  For all NEOs, the annual cash bonus opportunity comprises a smaller percentage of overall variable incentive compensation (~25%)

•  The annual cash bonus is subject to recovery under the Company’s Clawback and Forfeiture Policy, as discussed on page 84

Long-Term Equity	Performance Share Awards and Restricted Share Rights

•  Designed to reward performance over the long-term, create a shared success culture, and deliver sustained shareholder value

•  Target long-term equity is determined based on market equity levels for comparable roles and actual payout is determined based on Company, individual, and, as applicable, line-of-business performance

•  Facilitates stock ownership, executive retention, and aligns the long-term interests of executives with shareholders

•  Performance Shares cliff vest after a three-year performance period and, if earned and vested, are paid in common stock

•  RSRs are time-vested and, if earned and vested, are paid in common stock

•  Accrued dividend equivalents are received only if the underlying Performance Share or RSR award is earned and vested

•  Performance Shares and RSRs are subject to reduction, forfeiture, or recovery under the Company’s Clawback and Forfeiture Policy, as discussed on page 84

Benefit Programs	401(k) Health and Welfare Benefits	• Creates shared responsibility for retirement though matching contributions • Includes same health insurance, life insurance, and severance plan provided to all Company employees on the same terms

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2022 Performance Share Award Program

The HRC made several changes to our 2022 Performance Share Award program, as described below, that are designed to be responsive to shareholder feedback. The key features and specific modifications to our Performance Share Award program include:

Award Level	• Award level determined based on 2021 Company, individual and, as applicable, line-of-business performance. • Represents 65% of long-term equity for CEO and 50% for other NEOs.

Payout Level	• Payout level is based on achievement of predetermined performance levels, approved by the HRC at the time of grant.

Performance Metrics

•  The number of Performance Shares earned at the end of the performance period is based on the achievement of three-year average Return on Tangible Common Equity (ROTCE)[1].

•  For January 2022 awards, the HRC reintroduced relative ROTCE performance and approved awards weighted to 75% absolute ROTCE and 25% relative ROTCE.

Absolute ROTCE Performance

•	The HRC established a performance and payout scale for three-year absolute ROTCE performance and increased the target performance goal required to achieve a target payout or above. The payout scale below also includes linear interpolation between defined performance and payout levels.

Absolute ROTCE	Payout

<5%	0%

5.0%	50%

10.5%	100%

12.0%	125%

≥13.0%	150%

Relative ROTCE Performance

•	The HRC reintroduced relative ROTCE as a performance measure and established a performance and payout scale for three-year performance. The payout scale below also includes linear interpolation between defined performance and payout levels.

Relative ROTCE	Payout

<25th percentile	0%

25th percentile	50%

50th percentile	100%

≥75th percentile	150%

Additional Performance Conditions

•  To incentivize NEOs to drive sustained shareholder value, the HRC put in place a revised TSR[2] performance condition, which adjusts the ultimate payout by 20% (positively or negatively) if relative TSR results are in the top quartile or bottom quartile, respectively. Regardless of relative TSR performance, Performance Shares will remain subject to a payout cap of 150% of target, and there will be no upward adjustment if our absolute TSR is negative.

•  For any year in the three-year performance period that our Company incurs a Net Operating Loss (NOL)[3], the target number of Performance Shares will be reduced by one-third.

Vesting Period	• To drive long-term shareholder value, awards cliff vest after a three-year performance period.

Risk Balancing Features	• Awards are subject to reduction, forfeiture and recovery under the Company’s Clawback and Forfeiture Policy, as discussed on page 84.

[1]	Refer to Note 1 on page 137 for a further discussion of ROTCE.
[2]	Refer to Additional Notes, Note 1, on page 138 for a further discussion of TSR.
[3]	Refer to Additional Notes, Note 2, on page 138 for a further discussion of NOL.

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Performance Shares Outstanding During 2021

The table below shows amounts earned, or that may be earned, by NEOs from Performance Shares granted in 2019, 2020, and 2021.

	2019 Award (2019-2021 Period)		2020 Award (2020-2022 Period)	2021 Award (2021-2023 Period)

Name	Potential Payout	Certified Payout	Potential Payout	Potential Payout

Charles W. Scharf	—	—	0-150%	0-150%

Michael P. Santomassimo	—	—	—	0-150%

Scott E. Powell	—	—	0-150%	0-150%

Jonathan G. Weiss	0-150%	33%	0-150%	0-150%

Ather Williams III	—	—	—	0-150%

For Performance Shares granted in 2019, the three-year performance period ended December 31, 2021. In first quarter 2022, the HRC certified attainment of 33% of target after adjusting Company and peer performance in accordance with the Long-Term Incentive Compensation Plan and the applicable form of award agreement. For 2020, Company and peer performance was adjusted for the effect of the pandemic on credit loss reserves and for certain other significant infrequently occurring items. For 2021, Company and peer performance was adjusted for reversals of credit loss reserves taken in 2020. As a result of these adjustments, the Company’s Return on Realized Common Equity (RORCE)1 ranking improved one spot to nine out of 11 companies. For Performance Shares granted in 2020 and 2021, the HRC will certify performance following completion of the three-year performance periods ending December 31, 2022, and December 31, 2023, respectively.

Peer Groups and Benchmarking

The HRC, with assistance from its independent compensation consultant, periodically reviews the composition of our peer groups to ensure the groups continue to serve as an appropriate market reference for executive compensation purposes. For 2021, the HRC continued to utilize the existing peer groups, as they continue to appropriately reflect our current scope, scale, and business mix, including the peers with whom we compete for talent. The HRC reviews market data from our peer groups as one factor in evaluating and determining executive compensation. The HRC also considers peer group data in structuring the design of the executive compensation program.

Peer Group for 2021 Compensation Decisions

To make market informed decisions on compensation, the HRC reviews NEOs’ pay levels and the Company’s pay practices within the context of our Labor Market Peer Group. Specifically, the HRC reviewed compensation data for the Labor Market Peer Group in considering the 2021 compensation decisions for our NEOs, including base salary and variable incentive compensation. In referencing market data, the HRC does not target a specific percentile, but instead uses data as a reference point. The peer group consists of ten companies with which we most directly compete for executive talent based on requisite expertise, knowledge, and experience. The Labor Market Peer Group is shown below.

Labor Market Peer Group	American Express Company Bank of America Corporation The Bank of New York Mellon Corporation Citigroup, Inc. The Goldman Sachs Group, Inc.	JPMorgan Chase & Co. Morgan Stanley The PNC Financial Services Group, Inc. State Street Corporation U.S. Bancorp, Inc.

Peer Group for Relative Performance Comparisons

Our current Financial Performance Peer Group is comprised of a subset of Global Systemically Important Banks (GSIBs), which closely align with our scale and regulatory requirements. The HRC uses the Financial Performance Peer Group to assess our relative performance for purposes of measuring Company financial performance. The HRC also uses the Financial Performance Peer Group to measure TSR to apply the TSR performance condition for Performance Shares. The peer group is also used for purposes of determining relative performance for Performance Shares. The GSIBs selected by the HRC best reflect those companies that it believes compete with us for capital and customers, and are most similar in terms of scope, scale, and business mix. The Financial Performance Peer Group is shown below.

Financial Performance Peer Group	Banco Santander, S.A. Bank of America Corporation Barclays PLC BNP Paribas S.A. Citigroup Inc. The Goldman Sachs Group, Inc.	HSBC Holding plc JPMorgan Chase & Co. Morgan Stanley Royal Bank of Canada UBS Group AG

[1]	Refer to Additional Notes, Note 3, on page 138 for a further discussion of RORCE.

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Executive Compensation

2	Performance Assessment and Variable Incentive Determination Process

In determining NEO performance, the HRC utilizes a performance assessment and variable incentive determination process that provides the HRC with the ability to assess performance through the evaluation of pre-established financial and nonfinancial goals, including risk and DE&I. For DE&I, the HRC evaluates the CEO’s progress on key Company-wide DE&I priorities, and for other NEOs, the HRC uses progress on diverse representation and inclusion across specific diversity dimensions of NEO leadership teams with potential adjustments to variable incentive compensation based on a holistic assessment of progress in one or more diversity dimensions. The performance assessment and variable incentive determination process aligns incentive compensation determinations with performance against long-term value drivers of the Company and prudent risk oversight, and provides the HRC with the ability to reduce an individual NEO’s performance achievement level to zero for failures in risk management, including misconduct. The performance assessment and variable incentive determination process is described below.

Incentive Compensation Targets

The HRC establishes incentive compensation targets for our NEOs each year. The compensation targets are based on the Company’s strategic planning, annual budgeting and risk and control environment and are designed to achieve our strategic priorities. Compensation targets are also based on each NEO’s role and responsibilities, as well as competitive and market factors and internal equity.

Company Goals

The HRC selects financial and non-financial goals that closely align with the Company’s key value drivers, strategic plan, and risk and control framework. For 2021, the HRC selected many of the same goals that were included in the 2020 executive compensation program, as well as additional goals that the HRC believed were important to increase alignment with the Company’s strategic focus areas. For 2021, the Company goals were:

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Individual Goals

The HRC uses a disciplined approach in establishing goals that incentivize NEOs to deliver on the Company’s strategic priorities. Goals are established at the beginning of each year. Individual NEO goals are tailored to each NEO’s area of responsibility and reinforced throughout the year. At the end of the year, results from the performance assessment against these goals are tied directly to the NEO’s variable incentive compensation. For 2021, the individual NEO goals related to:

Assess Performance and Determine Variable Incentive Compensation

The HRC regularly monitors and reviews performance throughout the year. At the end of the year, the HRC assesses Company and individual NEO performance against goals and assigns achievement levels for overall Company and individual NEO performance, including line-of-business performance for NEOs who head one of our lines of business. The HRC assesses performance holistically and without a predetermined or set weighting as to any particular goals. The Company and individual NEO achievement levels, including line-of-business performance, as applicable, are used to determine total performance achievement, which then is applied to the variable incentive target to determine total variable incentive compensation, consisting of annual cash bonus and long-term equity (Performance Shares and RSRs). The total variable incentive compensation process is illustrated below:

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Executive Compensation

3	Named Executive 2021 Compensation

2021 Company Performance

Company performance is a key input into the determination of NEOs’ 2021 variable incentive compensation. The HRC evaluated 2021 Company performance taking into account financial and non-financial performance outcomes, including progress made against key risk objectives and DE&I, and then assigned an overall Company performance achievement level, as discussed in more detail below.

Financial Performance

The HRC evaluated 2021 performance on several key financial measures relative to 2020, as well as our total shareholder return.

[1]	Refer to Additional Notes, Note 4, on page 138 for a further discussion of Pre-Tax, Pre-Provision Profit.
[2]	Refer to Additional Notes, Note 5, on page 138 for a further discussion of CET1 Ratio.
[3]	Refer to Additional Notes, Note 7, on page 138 for a further discussion of ROE.
[4]	ROTCE is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see Note 1, on page 137.
[5]	Refer to Additional Notes, Note 6, on page 138 for a further discussion of Efficiency Ratio.
[6]	Absolute and relative TSR for relevant periods based on S&P Global Market Intelligence/S&P Capital IQ Pro data. Relative TSR based on the Financial Performance Peer Group, which is discussed in more detail on page 71.

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Nonfinancial Performance

The HRC also evaluated 2021 performance on several key non-financial goals, as set forth below:

Goals	2021 Performance Highlights

Risk, Regulatory & Control

•   Progress made on risk management framework and regulatory commitments, including the termination of the consent order regarding add-on products and the expiration of the consent order regarding the bank’s retail sales practices; while encountering setbacks with new Home Lending OCC enforcement action and progress that remains to address the OCC’s April 2018 consent order

•   Enhanced organization structure to manage risk, including five line-of-business CROs reporting to Company’s CRO

Customer- Centric Culture and Conduct

•   Over 1.1 million customer accounts now benefiting from Clear Access Banking, our checking account with no overdraft or non-sufficient fund fees

•   Helped over 585,000 homeowners with new low-rate loans to either purchase a home or refinance an existing mortgage

•   Extended forbearance options for over 1 million mortgage customers since the start of the COVID-19 pandemic

•   Closed $2.2 billion in new commitments for affordable housing under the Government-sponsored enterprise (GSE) and Federal Housing Administration (FHA) programs

•   Announced plans to raise the U.S. minimum hourly pay levels to a range of $18 to $22

Talent and Leadership

•   Built new leadership team, with all Operating Committee members (including the CEO) new to the Company or their roles since 2019, including new Head of Human Resources and CEO of Commercial Banking in 2021

•   Increased focus on diverse representation, development and mobility of diverse talent, and improvement of hiring practices through new sponsorship programs, requirements for diverse candidate slates and interview panels, and diverse talent review for senior management roles

•   Expanded the reach of early talent program recruiting by increasing our participation on campuses with predominantly Hispanic-Serving Institutions (HSIs) and Historically Black Colleges and Universities (HBCUs)

Technology and Innovation

•   Made significant enhancements to our payment capabilities, including new international payment platform

•   Continued to make progress against ambition of all new applications being Cloud native

•   Invested in new Human Resources system to simplify and enhance the employee experience

•   Announced a rebuilt mobile banking experience for consumer and small business customers, for roll out in Q1 2022, with an all-new virtual assistant to be added later in 2022

•   Launched two new credit card products

Operational Excellence

•   Realized ~$4 billion in gross saves through efficiency initiatives

•   Delivered against technology efficiencies with the adoption of the Agile framework

•   Made progress in streamlining our organizational structure through the elimination of management layers and increased spans of control

•   Executed divestitures of student lending business, Wells Fargo Asset Management and Corporate Trust Services, consistent with strategy of focusing on businesses that are core to our consumer and corporate clients

ESG (including DE&I and Community Engagement)

•   Announced goal of aligning our business activities with the goals of the Paris Climate Agreement, and achieving net-zero greenhouse gas emissions by 2050, including our financed emissions, joined the Net-Zero Banking Alliance, and launched an initiative that aims to manage the deployment of $500 billion in financing to sustainable business activities by 2030

•   Issued Wells Fargo’s Inclusive Communities and Climate Bond - a $1 billion sustainable bond - which will fund projects and programs that support housing affordability, socioeconomic opportunity, and renewable energy (with bulk of fees going to diverse underwriting firms)

•   Published our updated ESG Report and Goals and Performance Data which feature information regarding sustainability, human rights, DE&I and other social impacts, among many other categories, and included new disclosures on our workforce by race, gender and job category

•   Launched an Operating Committee sponsorship program, pairing over 40 diverse executives with Operating Committee members for 1:1 sponsorship and career development

•   Continued efforts to increase inclusion skills and behaviors that will support creating and maintaining an inclusive work environment, including revamped DE&I training across the company, including three immersion sessions for the Operating Committee; over 20,000 managers completed DE&I training in 2021

•   Increased recruiting efforts at HSIs and HBCUs resulted in nearly double the hires in 2021 over previous year

•   Launched the Banking Inclusion Initiative, a 10-year commitment to work on reducing the number of unbanked households in the U.S.

•   Made a $1 million commitment to support tangible solutions and made a positive impact in Asian American and Pacific Islander communities

•   Partnered with the Black Economic Alliance (BEA) to launch the Black Economic Alliance Entrepreneurs Fund (BEA Fund) to accelerate the growth of Black entrepreneurs and small business owners and committed to investing $20 million over 5 years

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Executive Compensation

After reviewing the Company’s key financial performance measures, including assessing results excluding the positive impact of reductions in the Company’s allowance for credit losses, the HRC recognized the strong financial performance of the Company in 2021 and significant improvement relative to 2020. The Company earned $21.5 billion in 2021 with $78.5 billion of revenue. The Company improved its financial returns, including reducing expenses and returning significant excess capital to shareholders by increasing the dividend and repurchasing $14.5 billion of common stock. The HRC also recognized that our total shareholder return was highest among our Financial Performance Peer Group in 2021. The HRC also evaluated the Company’s key nonfinancial goals and recognized that the Company continues to execute on its strategic priorities and make significant progress on the Company’s risk, regulatory and control work. The HRC also recognized the Company’s continued support and investment in its customers, communities, and employees, including DE&I. Based on the performance outcomes discussed above, for 2021, the HRC assigned an achievement level of 100% of target.

Company Performance Achievement Level	100%

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Charles W. Scharf

Chief Executive Officer and President

In determining Mr. Scharf’s compensation, the Board focused on Company performance and his individual and risk performance, as set forth below. The Board considered that under Mr. Scharf’s strong leadership, the Company continues to make progress on fulfilling the Company’s strategic and risk and regulatory priorities while actively supporting our customers, communities, and employees.

Goals	2021 Performance Highlights

Risk, Regulatory, & Control • Execute against milestones to reduce outstanding regulatory deliverables, and plans to build appropriate risk and control infrastructure

•   Delivered against key risk and regulatory milestones resulting in the termination of the consent order regarding add-on products and the expiration of the consent order regarding the bank’s retail sales practices

•   Made meaningful progress on build-out of risk and control infrastructure including enhanced conduct management and conduct risk programs, implemented the Office of Consumer Practices, and invested in risk management infrastructure, including hire of Chief Risk Officers supporting each of the lines of business

•   Continued focus on regulatory requirements remains a priority, as evidenced by new OCC Home Lending enforcement action and progress that remains in addressing requirements under the OCC’s April 2018 consent order

Financial

•   Achieve our 2021 budget, including key financial measures and progress on efficiency initiatives and expense reduction

•   Prudently manage credit portfolio and execute on exiting non-core businesses

•   Delivered strong financial performance, with EPS of $4.95 and ROTCE of 14.3%, while managing the asset cap to accommodate consumer deposit growth and minimizing client impact

•   Continued to grow noninterest income and manage net interest income to balance short-term earnings with longer-term earnings power and prioritize activities to preserve franchise value

•   Delivered gross expense savings of ~$4 billion through portfolio of efficiency initiatives, noninterest expense of $53.8 billion, and lowered expense exit rate over the course of the year

•   Managed the credit portfolio and other risk-taking activities through continued uncertainty

•   Continued to optimize business portfolio through the sales of our student lending business, Wells Fargo Asset Management and Corporate Trust, while winding down our International Private Client business

Talent, Leadership, & Culture (including DE&I)

•   Advance talent management and strategy, and continue to drive cultural changes across the Company

•   Progress diverse representation and develop programs to foster inclusion of under-represented groups

•   Continued focus on efforts to identify and develop diverse talent with launch of two sponsorship programs targeted at diverse talent, including B.O.L.D. (Building Organizational Leadership Diversity) designed to develop and increase visibility and mobility of high-potential talent; hired two new Operating Committee members

•   Executed organizational changes within senior leadership teams across our lines of business with specific goals, including improved customer experience, improved products and services, efficiency, growth opportunities, and succession planning

•   Chaired Executive Forums across three diversity dimensions, implemented diverse talent reviews, and made progress towards improving racial and ethnic minorities, female, and other relevant diversity dimensions across executive leaders

•   Continued to lead with clear, transparent, and consistent communication through the Company’s transformational efforts during uncertainty associated with the ongoing pandemic

•   Implemented DE&I goal for all Operating Committee members and their direct reports, focused on increasing diverse representation in our executive ranks

Strategy, Technology, & Innovation

•   Execute medium-long term plans to advance the Company’s key strategic priorities for how we serve our customers and communities

•   Implement key programs and platforms, and advance technology strategies and services

•   Executed against strategy to evolve how we serve customers, including a rebuilt mobile banking experience for consumer and small business customers rolled out in early 2022, branch and regional staffing to align with customer traffic patterns, and implemented a new international payments platform

•   Delivered two new credit card products, Active Cash Card® and Reflect Card®, to expand our capabilities to better serve our customers

•   Modernized the technology application environment, including implementation of Cloud strategy, and advanced the transformation of technology workforce through accelerated adoption of Agile framework

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Executive Compensation

Individual Performance Achievement Level	121%

The Board determined that Mr. Scharf’s individual performance achievement level was 121%. Mr. Scharf exhibited strong leadership in driving key initiatives to advance the Company’s strategic priorities, which resulted in significant progress on our risk, regulatory, and control work, increased diverse representation, and improved financial returns, including reducing our expenses and returning a significant amount of excess capital to our shareholders. In addition, he continued to invest in employees, customers, and communities through sponsorships and community partnerships.

Given the Company performance achievement level of 100% and Mr. Scharf’s individual performance achievement of 121%, Mr. Scharf’s total variable incentive compensation was awarded at approximately 107% of target for 2021, resulting in total variable incentive compensation of $22.00M, as illustrated below.

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Michael P. Santomassimo

Senior EVP, Chief Financial Officer

As Chief Financial Officer, Mr. Santomassimo is responsible for the Company’s financial management functions including accounting and control, financial planning and analysis, investor relations, asset liability management, treasury and tax.

In determining Mr. Santomassimo’s 2021 variable incentive award, the HRC focused on the performance below.

Goals	2021 Performance Highlights

Risk, Regulatory, & Control • Reduce outstanding regulatory deliverables, build appropriate risk and control infrastructure, demonstrate effective and proactive management of issues

•   Actively engaged with regulators, made progress on regulatory commitments, and drove internal accountability for regulatory issues

•   Visible supporter of Risk, actively sought input for managing risk, and consistently set the tone with his team on risk management expectations

Financial • Achieve our 2021 budget, including key financial measures and progress on efficiency initiatives and expense reduction

•   Oversaw strong financial performance, including sound balance sheet management to support revenue growth and a steady decline in expenses throughout the year, resulting in meaningful progress versus prior year:

¡    Revenue of $78.5 billion, up 6%

¡   Noninterest expense of $53.8 billion, down 7%

•   Executed on plans to exit non-core businesses, including Canadian Equipment Finance business, Student Loans, Corporate Trust and Asset Management

•   Brought heightened clarity to line-of-business financial reporting

Talent, Leadership, & Culture (including DE&I)

•   Advance talent management and strategy, and continue to monitor and manage with clear, transparent, and consistent communication

•   Progress diverse representation within Finance

•   Continued focus on development of talent at the most senior level, including succession planning, strengthening the finance leadership team across both line-of-business CFOs and cross-enterprise roles

•   Made progress towards improving representation in two diversity dimensions across senior leaders in Finance, with continued opportunities to address underutilization in other diversity dimensions; Executive Sponsor of Middle East Employee Resource Network

•   Provided clear and consistent communication on strategic priorities and expectations with Finance team through townhall meetings, hosted “Finance Conversations” to promote two-way dialogue between the CFO and team, and rolled out employee feedback system, Loudspeaker, within Finance

Strategy, Technology, & Innovation

•   Execute against strategic priorities, and mature internal business review process to focus on material financial, operational and risk agendas

•   Develop and implement multi-year technology strategy for Finance

•   Hired new leadership to advance technology transformation of Finance

•   Delivered on LIBOR transition program

•   Successfully completed the Federal Reserve’s 2021 Comprehensive Capital Analysis and Review submission

•   Demonstrated consistent attention to detail across both strategy and execution, as reflected in enhanced business reviews with increased linkage of investments to strategic goals and regulatory work, and financial content that clearly highlights true business drivers that generate financial results

Individual Performance Achievement Level	110%

The HRC determined that Mr. Santomassimo’s individual performance achievement level was 110%. Given the Company performance achievement level of 100% and Mr. Santomassimo’s individual performance achievement of 110%, Mr. Santomassimo’s total variable incentive compensation was awarded at 105% of target for 2021, resulting in total variable incentive compensation of $9.71M, as illustrated below.

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Executive Compensation

Scott Powell

Senior EVP, Chief Operating Officer

As the Chief Operating Officer, Mr. Powell is responsible for operations, control management, business continuity and resiliency, regulatory and public affairs, customer complaints management and remediation, conduct management, enterprise shared services, supply chain management and the corporate properties group.

In determining Mr. Powell’s 2021 variable incentive award, the HRC focused on the performance below.

Goals	2021 Performance Highlights

Risk, Regulatory, & Control • Reduce outstanding regulatory deliverables, build appropriate risk and control infrastructure, demonstrate effective and proactive management of issues

•   Drove efforts to meet several critical regulatory commitments and deliverables

•   Set strong tone from top for risk management, and strong advocate and influencer to ensure culture of front-line owned risk model

•   Pursued rigorous routines and transparency across all front-line risk activities and continued to strengthen the control environment with improvements in key control metrics

Financial • Achieve our 2021 budget, including key financial measures and progress on efficiency initiatives and expense reduction	• Delivered on expense initiatives, including eliminating management layers and increasing manager spans of control, and increased offshore employee mix • Decreased expense run rate throughout 2021

Talent, Leadership, & Culture (including DE&I)

•   Advance talent management and strategy, and continue to monitor and manage with clear, transparent, and consistent communication

•   Progress diverse representation within Operations

•   Strengthened the Chief Operating Office (COO) team, including a new Chief Data Officer, Head of the Office of Consumer Practices, and Head of Customer Complaints

•   Made progress towards improving representation in three diversity dimensions across senior leaders in COO, with continued opportunities to address underutilization in other diversity dimensions; co-Executive Sponsor of Disability Employee Resource Network

•   Communicated with clarity and transparency within COO and across the Company, including regular communications on return-to-work decisions and safety measures; rolled out employee feedback system, Loudspeaker, within COO

Strategy, Technology, & Innovation

•   Drive operational efficiencies and effectiveness and lead through the COVID-19 pandemic

•   Successfully implement operational enhancements to strengthen our risk and regulatory profile

•   Provided financial support and funding that supported Operational risk technology transformational efforts

•   Initiated Contact Center strategy (Interactive Voice Response enhancements) in early stages of Contact Center transformation to improve customer experience

•   Continued to effectively and sustainably lead the Company’s response to COVID-19, despite the constantly shifting external environment

Individual Performance Achievement Level	125%

The HRC determined that Mr. Powell’s individual performance achievement level was 125%. Given the Company performance achievement level of 100% and Mr. Powell’s individual performance achievement of 125%, Mr. Powell’s total variable incentive compensation was awarded at 112.5% of target for 2021, resulting in total variable incentive compensation of $8.16M, as illustrated below.

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Jonathan G. Weiss

Senior EVP, CEO of Corporate and Investment Banking

As CEO of Corporate and Investment Banking (CIB), Mr. Weiss is responsible for a comprehensive suite of advisory, capital markets, banking and financial products and services to corporate, institutional and government clients around the globe. Mr. Weiss also oversees the commercial real estate finance and capital markets platform, and investment banking.

In determining Mr. Weiss’s 2021 variable incentive award, the HRC focused on the performance below.

Goals	2021 Performance Highlights

Risk, Regulatory, & Control • Reduce outstanding regulatory deliverables, build appropriate risk and control infrastructure, and demonstrate effective and proactive management of issues

•   Made progress on regulatory milestones and was actively engaged in credit risk and international risk mitigation activities

•   Strong Risk partner who sets the tone from the top, is receptive to Risk input, and effectively challenges his business leaders as part of decision-making process

Financial • Achieve our 2021 budget, including key financial measures and progress on efficiency initiatives and expense reduction	• Total revenue down 1% versus prior year • Banking revenue up 4% versus prior year • Commercial Real Estate revenue up 10% versus prior year • Noninterest expense down 7% versus prior year

Talent, Leadership, & Culture (including DE&I)

•   Advance talent management and strategy, and continue to monitor and manage with clear, transparent, and consistent communication

•   Progress diverse representation within Corporate and Investment Banking

•   Continued focus on development of talent at the most senior level, including succession planning

•   Made progress towards improving representation in three diversity dimensions across senior leaders in CIB with continued opportunities to address underutilization in other diversity dimensions; Executive Sponsor of Pride Employee Resource Network

•   Delivered regular communication to CIB through video messages, townhall meetings, and weekly leadership meetings; rolled out employee feedback system, Loudspeaker, within CIB

Strategy, Technology, & Innovation

•   Develop and begin to execute on clear medium-long-term plans around core technology and digital platforms

•   Migrate to a more robust international payments platform and advance the deployment of the digital customer onboarding platform

•   Continued to execute on technology to support improved business delivery and internal efficiencies, including new international payments platform and digital customer onboarding platform

•   Took on significant ownership for Company compliance with asset cap

•   Consolidated domestic and international payments into one Global Treasury Management team, in partnership with CEO of Commercial Banking

Individual Performance Achievement Level	120%

Line-of-Business Performance Achievement Level	100%

Mr. Weiss was able to deliver positive results within CIB given the challenges the asset cap imposed on the Markets business and deposit taking activities in Banking and Commercial Real Estate (CRE), including an increase in revenue within Banking and CRE by 4% and 10%, respectively, and a decreasing noninterest expense. The HRC determined that Mr. Weiss’s line-of-business performance achievement level was 100%, and his individual performance achievement was 120%. Given the Company performance achievement level of 100% and Mr. Weiss’s individual and line-of-business performance of 120% and 100%, respectively, Mr. Weiss’s total variable incentive compensation was awarded at 110% of target for 2021, resulting in total variable incentive compensation of $10.18M, as illustrated below.

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Executive Compensation

Ather Williams III

Senior EVP, Head of Strategy, Digital Platform, and Innovation

As Head of Strategy, Digital Platform, and Innovation (SDI), Mr. Williams is
responsible for leading corporate strategic planning, defining and managing digital platform standards and capabilities, and managing innovation priorities, opportunities, and Company-wide efforts to drive transformation.

In determining Mr. Williams’s 2021 variable incentive award, the HRC focused on the performance below.

Goals	2021 Performance Highlights

Risk, Regulatory, & Control • Reduce outstanding regulatory deliverables, build appropriate risk and control infrastructure, demonstrate effective and proactive management of issues

•   Made progress on regulatory milestones, set strong tone from the top, and took ownership for front-line risk management as evidenced by proactive self-identification of issues and positive audit results

•   Proactively engaged Risk partners on emerging risks related to technology and digital enablement, and helped escalate and resolve problems

Financial • Achieve our 2021 budget, including key financial measures and progress on efficiency initiatives and expense reduction

•   Delivered against expense initiatives, including management spans and layers, third-party vendor optimization, and product simplification and business restructuring

•   Reprioritized investment spend to enhance existing features and functionality in the consumer mobile banking app and Wells Fargo.com, including expense initiatives (e.g., launching paperless statements)

Talent, Leadership, & Culture (including DE&I)

•   Advance talent management and strategy; continue to monitor and manage with clear, transparent, and consistent communication; and build out leadership team

•   Progress diverse representation within SDI

•   Spent 2021 building out leadership team and SDI model

•   Made progress towards improving representation in three diversity dimensions across senior leaders in SDI, with continued opportunities to address underutilization in other diversity dimensions; co-Executive Sponsor of the Black & African American Employee Resource Network

•   Frequently communicated across SDI through email messages, townhall meetings, weekly leadership meetings; rolled out employee feedback system, Loudspeaker, within SDI

Strategy, Technology, & Innovation • Develop and support strategic initiatives within the business lines • Successfully implement cloud strategies and advance mobile first strategy

•   Developed a new native consumer mobile banking app (launching in Q1 2022) and announced new virtual assistant Fargo (launching in second half of 2022); redesigned deposit digital application; and expanded digital self-service capabilities

•   Achieved record highs in mobile active (27.3MM) and Zelle users (13.1MM)

•   Advanced cross-business collaboration initiatives, including affluent strategy, payments, and referral model

•   Implemented new strategic planning process for Company as solid foundation for 2022

Individual Performance Achievement Level	100%

The HRC determined that Mr. Williams’s individual performance achievement level was 100%. Given the Company performance achievement level of 100% and Mr. Williams’s individual performance achievement of 100%, Mr. Williams’s total variable incentive compensation was awarded at 100% of target for 2021, resulting in total variable incentive compensation of $5.50M, as illustrated below.

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4	Compensation Policies and Practices

Risk Management and Accountability

Our executive compensation program is designed to reinforce effective risk management through risk-balancing features that discourage and mitigate excessive risk-taking and an accountability framework that, under defined conditions, enables the reduction, forfeiture or recovery of compensation in the event NEOs’ actions, or inactions, result in specified types of negative outcomes for our Company.

To discourage imprudent risk-taking, the Company embedded risk-balancing features throughout our executive compensation program for 2021. Additional information on our stock ownership requirements and anti-hedging/pledging policies are included in the Stock Ownership Requirements and Other Policies section of this proxy statement.

Risk-Balancing Features

Pay Mix

•   Pay mix of base salary, annual cash bonus, and long-term equity

•   Salaries are a form of fixed compensation, not subject to achievement of annual goals

•   Variable incentive compensation (annual cash bonus and long-term equity) provides compensation opportunities measured by achievement of financial and nonfinancial performance goals, including risk outcomes

Performance Metrics	• Performance metrics are used to encourage focus on sustained and holistic overall Company performance • Use of ROTCE performance measure in performance share awards

Performance Goals	• Performance goals are approved by our HRC and support our pay-for-performance philosophy • Use of goals that span across corporate, risk, and individual

Equity Incentives

•   Equity incentive programs are designed to align management and shareholder interests by providing vehicles for executive officers to accumulate and maintain an ownership position in the Company

•   Equity uses multi-year vesting with new awards granted each year to encourage continued retention and shareholder alignment

•   Performance Share payout is capped at 150% of target

Risk Mitigation Policies	• Clawback and Forfeiture Policy • Stock ownership policy for executive officers • Anti-hedging and pledging policies

Enhanced Risk Assessments

Each NEO is subject to an independent review by the CRO to assess the extent of his or her involvement and accountability (if any) related to risk events that took place, or were identified, during the year, except for the CEO, for whom the risk assessment is conducted by the HRC. Further, each NEO is assessed on the basis of driving measurable progress towards advancing the Company’s risk and control environment, which includes resolving outstanding regulatory matters and commitments.

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Executive Compensation

Clawback and Forfeiture Policy

The Company’s Clawback and Forfeiture Policy is designed to encourage the creation of long-term, sustainable performance and to discourage our NEOs from taking unnecessary or inappropriate risks that would negatively impact our Company or harm our customers. The Policy enables the HRC and the Board to hold NEOs accountable. A summary of the compensation-related actions the Company can take under the Policy is set forth below:

Trigger	Description	Compensation Impacted	Clawback	Forfeit

Financial Restatement/ Inaccurate Performance Metrics	Amount of the award was based upon the achievement of certain financial results that were subsequently reduced due to a financial restatement (public restatement)	Equity/Cash	✓	✓
	Amount of the award was based upon one or more materially inaccurate performance metrics	Equity/Cash	✓	✓

Misconduct	Employee engages in misconduct or commits an error that causes material financial or reputational harm	Equity/Cash	✓	✓
	Any conduct that constitutes grounds to terminate for cause	Equity		✓

Risk Management Failure	Failure through willful misconduct or gross negligence to identify, escalate, monitor, or manage, timely, material risks	Equity	✓	✓

Resolution of Outstanding Regulatory Matters (Performance Shares granted in 2019 and later)	Failure of the employee to achieve progress on resolving outstanding consent orders and/ or other regulatory matters	Equity		✓

Clawback applies to the most recent incentive compensation that has been vested and/or paid, so long as such payment(s) have taken place within five years from when the HRC approves a clawback.

Other Executive Benefits and Policies

Deferred Compensation and Other Benefits

NEOs are eligible for the same benefits generally available to all employees, including health, disability, and other benefits, and our Company 401(k) plan. Our Company matched up to 6% of eligible 401(k) plan participants’ certified compensation during 2021.

NEOs and certain other highly compensated team members can participate in our Deferred Compensation Plan. Subject to IRS limitations, this Plan also provides for supplemental Company matching contributions for any compensation deferred into the Plan by participants, including NEOs, that otherwise would have been eligible for a matching contribution under our Company’s 401(k) Plan.

The HRC believes these programs are similar to and competitive with those offered by our Labor Market Peer Group. We provide information about the benefits under these plans in the 2021 Non-Qualified Deferred Compensation table and related narrative.

Perquisites and Other Compensation

The HRC has intentionally limited perquisites to our NEOs. We may pay for relocation-related services for our executives, including temporary housing, moving expenses, and home purchase closing expenses. For security purposes, we provide a car and driver to our CEO, Mr. Scharf, primarily for business travel and commuting and, from time to time, personal use. Mr. Scharf has agreed to reimburse us for the incremental cost of personal travel. Mr. Scharf is permitted to use our corporate aircraft for personal travel with the understanding that he will reimburse us for the incremental cost. The HRC may approve security measures, including residential security systems and services, if determined to be in the business interests of our Company for the safety and security of our executives and other employees.

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New Hire Sign-On Bonuses and Buy-Out Equity Awards

As part of our efforts to build out the senior management team and to attract and retain top executive talent, we have provided in certain instances sign-on bonuses and buy-out equity awards for new hires. New hire sign-on bonuses and buy-out equity awards are an effective means of making up for compensation opportunities executives forfeit when they leave a former employer to join the Company. We typically require NEOs to return all or a portion of their sign-on bonus if, within a certain period of time after joining us, they voluntarily leave the Company or are involuntarily terminated by the Company for cause. New hire equity awards are used to incentivize executives to join without unnecessarily increasing annual compensation levels. These awards are subject to a time-based vesting period and such other terms and conditions as the HRC determines.

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5	Compensation Governance Oversight

Role of the HRC and CEO

The HRC believes that strong governance and oversight of our executive compensation program is essential to the Company’s long-term success. To achieve this strong oversight, the HRC is comprised of independent directors with qualifications and experience related to human capital risk and human capital management who make market-informed decisions based on discussions throughout the year (in both regularly scheduled meetings and special meetings, as appropriate) and who are informed by an independent compensation consultant.

The HRC oversees the Company’s performance management and incentive compensation programs and approves all compensation decisions relating to the Company’s executive officers, including NEOs. The HRC reviews and approves the annual financial and non-financial performance goals set by the CEO. These goals are aligned with the Company’s strategic plan, risk appetite, and risk and control framework. The goals then flow through to each NEO, who establishes aligned goals that are reviewed by the HRC. The HRC also evaluates Company results after the end of the performance year, considering financial outcomes, consistency with the strategic plan and our risk appetite, prior year performance, and execution of key initiatives and other qualitative factors.

The CEO and HRC assess Company performance as a starting point for determining compensation for NEOs. For the NEOs, the CEO evaluates their individual performance and makes recommendations regarding base salary, annual cash bonus, and long-term equity to the HRC. For the CEO, the Board conducts a performance evaluation against all his goals, including risk management and DE&I. The full Board approves the CEO’s compensation.

To fulfill its responsibilities, the HRC has six standing meetings each year, and special meetings as needed.		Key HRC oversight responsibilities are provided below
THE HRC HELD

•  Approve Compensation
Philosophy & Principles

•  Evaluate CEO Performance
& Compensation

•  Evaluate & Approve
Compensation for
Executive Officers

•  Oversee Human Capital Risk
& Human Capital Management, including Talent and Succession Planning

•  Oversee Incentive  Compensation
Risk Management Program

•  Oversee Culture & Code
of Ethics and Business Conduct

•  Oversee Reputation Risk
Related to Incentive
Compensation

•  Approve Executive Incentive
Compensation Plans

12	meetings in 2021; 14 in total throughout 2021 and early 2022
8	meetings to respond to Say on Pay; three to assess Company and NEO performance and make 2021 compensation decisions

Role of Independent Compensation Consultant

The HRC is authorized to retain and obtain advice of legal, accounting, or other advisors at our Company’s expense without prior permission of management or our Board. For 2021, the HRC retained a new independent compensation consultant, Meridian Compensation Partners, LLC (Meridian), to provide independent advice on executive compensation matters for 2021 and also advise on the design and disclosure of the compensation elements for the 2021 performance year. During the year, Meridian compiled compensation data for the Labor Market Peer Group and reviewed with the HRC our executive compensation programs generally and compared to those of our Labor Market Peer Group. Meridian also advised the HRC on the reasonableness of our compensation levels compared to our Labor Market Peer Group and the appropriateness of our executive compensation program structure in supporting our business objectives and in consideration of shareholder feedback.

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On an annual basis, the HRC reviews the services performed by, and the fees paid to Meridian. Upon conducting this review, the HRC determined that Meridian does no other work for our Company or management other than to provide consulting services to the GNC, HRC, and Board that are directly related to employee and non-employee director compensation. To help maintain the independence of any consultant retained by the HRC, the HRC is required under its charter to pre-approve all services performed for our Company by Meridian, other than the services performed for the GNC for non-employee director compensation. All services provided to the HRC and our Board in 2021, other than those performed for the GNC for non-employee director compensation, were pre-approved by the HRC. The HRC assessed Meridian’s independence in light of NYSE listing standards and SEC rules and concluded that no conflict of interest or independence concerns exist.

Conclusion

The HRC values the feedback received from our shareholders, and believes the changes made to our executive compensation program are aligned with shareholder input. The HRC also believes that the 2021 compensation decisions for our NEOs were reasonable and appropriate and consistent with our compensation principles.

Compensation Committee Report

In its capacity as the compensation committee of our Board, the HRC has reviewed and discussed with management the Compensation Discussion and Analysis that immediately precedes this report. Based on this review and these discussions, the HRC has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Members of the Human Resources Committee

Ronald L. Sargent, Chair

Steven D. Black

Wayne M. Hewett

Maria R. Morris

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Executive Compensation Tables

2021 Summary Compensation Table

The following table sets forth information about compensation paid, accrued, or awarded to the Company’s named executives for the years indicated.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2)(3) (e)	Non-Equity Incentive Plan Compensation ($)(4) (f)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)(6) (g)	All Other Compensation ($)(7) (h)	Total ($) (i)

Charles W. Scharf CEO and President	2021	2,500,000	—	13,485,052	5,365,854	—	—	21,350,906
	2020	2,500,000	—	13,542,046	4,350,000	—	—	20,392,046
	2019	498,084	5,000,000	28,788,490	—	—	—	34,286,574

Michael P. Santomassimo Senior EVP, Chief Financial Officer	2021	1,750,000	900,000	7,500,008	1,837,500	—	—	11,987,508
	2020	367,366	1,750,000	5,990,344	—	—	—	8,107,710

Scott E. Powell Senior EVP, Chief Operating Officer	2021	1,750,000	—	5,568,758	1,968,750		17,400	9,304,908
	2020	1,750,000	3,200,000	7,900,563	1,771,925	—	—	14,622,488
Jonathan G. Weiss Senior EVP, CEO of Corporate and Investment Banking	2021	1,750,000	—	5,323,428	1,925,000	—	17,400	9,015,828
Ather Williams III Senior EVP, Head of Strategy, Digital Platform, and Innovation	2021	1,500,000	2,100,000	4,000,008	1,500,000	—	—	9,100,008

(1)	For Messrs. Santomassimo and Williams in 2021, consists of a one-time signing bonus payment made in 2020 pursuant to the terms of their offer letters with the Company, which was subject to repayment under certain circumstances if their employment terminated during the first year of employment and therefore, pursuant to SEC rules, is shown in 2021.

(2)	Under the applicable FASB ASC Topic 718 rules, the amount included in column (e) above represents the fair value of the 2021 Performance Share or RSR award on its “grant date” (i.e., the date the HRC approved each award), based (i) for a Performance Share award upon the then-probable outcome of the ROTCE performance condition (i.e., the target value of the award), and (ii) for an RSR award upon the full number of shares subject to the award. See Notes 1 and 19 to our 2021 financial statements included as Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2021, regarding assumptions underlying the valuation of these awards.

Accordingly, the amount shown for 2021 in column (e) for 2021 Performance Shares is the fair value of the named executive’s award on the date of grant, calculated by multiplying the target number of shares subject to the award by the NYSE closing price per share on that date. The amount shown for 2021 in column (e) for RSRs was calculated by multiplying the number of shares subject to the awards by the NYSE closing price per share on the date of grant.

(3)	The Performance Shares included in column (e) for 2021 and discussed above are (i) subject to adjustment for each named executive upward (to a maximum of 150% of the target award) or downward (to zero), depending upon the achievement of certain absolute performance conditions based on the average of our ROTCE for the three fiscal years ending on December 31, 2021, 2022, and 2023, (ii) limited to 125% of target unless the Company’s relative TSR for the performance period is above median, (iii) subject to further downward adjustment by 1/3 in the event our Company incurs a net operating loss for any year in the three-year performance period, and (iv) subject to the HRC’s discretion to cause the forfeiture of the awards.

Assuming (1) that our Company’s performance during the measurement period for the 2021 Performance Share awards results in the maximum number of Performance Shares vesting, and (2) the HRC does not exercise its discretion to cause the forfeiture of the Performance Shares, the named executives would be entitled to receive the number of Performance Shares having the related fair value shown after his or her name: Mr. Scharf – 322,300 Performance Shares, $10,113,774; Mr. Santomassimo – 179,254 Performance Shares, $5,624,991; Mr. Powell – 133,096 Performance Shares, $4,176,552; Mr. Weiss – 127,233 Performance Shares, $3,992,572; and Mr. Williams – 95,602 Performance Shares, $2,999,991.

Additional information about the Performance Shares and other awards appears in our CD&A and in the Grants of Plan-Based Awards table, footnotes, and related narrative.

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(4)	Amounts shown in column (f) for 2021 reflect annual incentive non-equity awards made to each named executive in January 2022 based on 2021 performance.

(5)	None of the named executives received an increase in the actuarial present value of the named executive’s pension benefit under our Cash Balance Plan from December 31, 2020. The actuarial present value of Mr. Weiss’s pension benefit under our Cash Balance Plan decreased by $419. All benefits under this plan were frozen in July 2009, and no additional retirement benefit has accrued to any named executive since that date. We are required by SEC rules to show the change in the amount included in column (g) generally using the same actuarial method and assumptions we use for financial accounting purposes to calculate the current value of a future pension benefit payout as described in footnote (2) to the Pension Benefits table below. Information about the actuarial and other assumptions used to compute the value of pension benefits for our named executives is discussed in Note 1 (Summary of Significant Accounting Policies – Pension Accounting) and Note 21 (Employee Benefits and Other Expenses – Pension and Postretirement Plans) to our 2021 financial statements included as Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2021, and under Pension Benefits below, including in footnotes (2) and (3) to the Pension Benefits table.

(6)	None of the named executives received any above-market or preferential earnings on deferred compensation for the years shown, and therefore no earnings on deferred compensation are included in column (g) pursuant to SEC rules.

(7)	Messrs. Scharf, Santomassimo and Williams did not participate in the Company’s 401(k) Plan during 2021. Column (h) for 2021 includes for Messrs. Powell and Weiss a Company matching contribution of $17,400 under the 401(k) Plan, on the same basis as is provided for all eligible participants in the 401(k) Plan. Perquisites received by each other named executive in 2021 did not exceed $10,000 in the aggregate and thus are not included in column (h), as permitted under SEC rules.

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2021 Grants of Plan-Based Awards

The following table provides additional information about the named executives’ target and maximum 2021 annual incentive awards, 2021 Performance Share awards, and 2021 RSRs.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards Number of Shares of Stock or Units (#) (i)	Closing Price of Stock on Date of Grant ($/Sh) (j)	Grant Date Fair Value of Stock and Option Awards(3) ($) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Scharf	1/26/2021		5,000,000	7,500,000

	1/26/2021					214,867	322,300		31.38	6,742,526

	1/26/2021							214,867	31.38	6,742,526

Santomassimo	1/26/2021		1,750,000	2,625,000

	1/26/2021					119,503	179,254		31.38	3,750,004

	1/26/2021							119,503	31.38	3,750,004

Powell	1/26/2021		1,750,000	2,625,000

	1/26/2021					88,731	133,096		31.38	2,784,379

	1/26/2021							88,731	31.38	2,784,379

Weiss	1/26/2021		1,750,000	2,625,000

	1/26/2021					84,822	127,233		31.38	2,661,714

	1/26/2021							84,822	31.38	2,661,714

Williams	1/26/2021		1,500,000	2,250,000

	1/26/2021					63,735	95,602		31.38	2,000,004

	1/26/2021							63,735	31.38	2,000,004
(1)	The amounts shown in columns (d) and (e) represent the target and maximum amount payable to each named executive officer.

(2)	The potential equity incentive plan awards shown in columns (g) and (h) represent the target and maximum number of Performance Share awards granted during 2021, with the maximum value described in footnote (3) of the Summary Compensation Table and target value included in column (e) of the Summary Compensation Table. Additional information regarding the terms of these awards appears in the narrative following this table and in our CD&A.

(3)	Under the applicable FASB ASC Topic 718 rules, the total amount reported in column (k) above represents the fair value of the 2021 Performance Share or RSR award on its “grant date” (i.e., the date the HRC approved each award), based (i) for a Performance Share award upon the then-probable outcome of the ROTCE performance condition (i.e., the target value of the award), and (ii) for an RSR award upon the full number of shares subject to the award. See Notes 1 and 19 to our 2021 financial statements included as Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2021, regarding assumptions underlying the valuation of these awards, and footnote (2) to the Summary Compensation Table for additional information.

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Additional Information About Equity Grants

Performance Shares

The HRC granted our named executive officers Performance Shares in January 2021. The potential target and maximum share amounts of these awards are shown in columns (g) and (h) in the table above. Each Performance Share represents the right to receive one share of Company common stock upon vesting, net of withholding for income taxes, and includes the right to receive dividend equivalents in the form of additional Performance Shares. These additional Performance Shares will be distributed in shares of our common stock when and if the underlying Performance Shares vest and are distributed.

The 2021 Performance Share awards vest after three years in the first quarter of 2024, with the target number of Performance Shares for each named executive subject to adjustment upward (to a maximum of 150% of the original target amount granted) or downward (to zero) based on our Company’s ROTCE performance over the three-year period ending December 31, 2023, and additional net operating loss, TSR, and forfeiture conditions. Performance Share awards are subject to the vesting treatment described under Potential Post-Employment Payments and to the Committee’s discretion to reduce or eliminate any award based on the Company’s Clawback and Forfeiture Policy. Additional information about the terms of these awards appears in the CD&A and in footnotes (2) and (3) to the Summary Compensation Table.

RSRs

The HRC granted RSRs to our named executive officers in January 2021 that will vest in three equal annual installments on February 5, 2022, February 5, 2023, and February 5, 2024. Each RSR represents the right to receive one share of Company common stock upon vesting, net of withholding for income taxes, and includes the right to receive dividend equivalents in the form of additional RSRs.

Clawback Policies and Forfeiture Provisions

The HRC, in its discretion, may clawback or cause the reduction or forfeiture of these awards upon the occurrence of certain triggering events under our Company’s Clawback and Forfeiture Policy. More information regarding the Clawback and Forfeiture Policy is provided under Compensation Policies and Practices in the CD&A.

Stock Ownership Policy

The named executives are required to hold, while employed by our Company and for one year after retirement, shares of Company common stock equal to at least 75% of the after-tax shares (assuming a 50% tax rate) acquired upon exercise of stock options or upon distribution of other Company stock-based awards if the total value of Company common stock owned by the individual is less than six times his base salary in the case of the CEO or is less than three times his base salary in the case of each other individual, and at least 50% of such after-tax shares if the total value of Company common stock owned by the individual is equal to or greater than such multiple of base salary.

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Outstanding Equity Awards at Fiscal Year-End 2021

The following table shows information about the number and value of outstanding RSR and Performance Share awards, including related accrued dividend equivalents, as of December 31, 2021. None of our named executives had outstanding stock options as of December 31, 2021.

	Stock Awards(1)

Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (b)(2)(4)		Market Value of Shares or Units of Stock That Have Not Vested ($) (c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (d)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (e)

Scharf	364,039	C	17,466,572

	217,815	H	10,450,756

				347,754	16,685,252

				217,815	10,450,756

Santomassimo	242,513	F	11,635,778

	121,143	H	5,812,417

				121,143	5,812,417

Powell	100,107	D	4,803,120

	3,428	E	164,493

	89,948	H	4,315,721

				5,143	246,740

				89,948	4,315,721

Weiss	9,126	A	437,882

	29,447	E	1,412,876

	85,986	H	4,125,594

	27,380	B	1,313,698

				44,171	2,119,339

				85,986	4,125,594

Williams	248,970	G	11,945,604

	64,609	H	3,099,959

				64,609	3,099,959

(1)	In accordance with SEC rules, this table does not include stock awards granted in January 2022. Values for stock awards in the table are based on the NYSE closing price per share of our common stock of $47.98 on December 31, 2021.

(2)	The unvested units of stock shown for the named executives in column (b) represent: (1) RSRs and dividend equivalents credited in the form of additional RSRs; and (2) Performance Shares granted in 2019 and dividend equivalents credited in the form of additional Performance Shares. All unvested units of stock shown are subject to the awards’ forfeiture conditions until paid.

The 2019 Performance Shares, RSRs, and related dividend equivalents shown in the table above have the following vesting schedules:

A.	The indicated award will vest on March 15, 2022

B.	The 2019 Performance Shares’ performance period was completed on December 31, 2021. Based on our Company’s relative Return on Realized Common Equity (RORCE) performance, the awards vested at 33% of target. The 2019 Performance Shares shown represent the actual number of shares, including related accrued dividend equivalents (rounded to the nearest whole share), as of December 31, 2021, payable in March 2022

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C.	The indicated award will vest in equal tranches on October 21, 2022, 2023, and 2024

D.	The indicated award will vest in equal tranches on January 28, 2022, 2023 and 2024

E.	The indicated award will vest in equal tranches on March 15, 2022 and 2023

F.	40% of the indicated award will vest on February 5, 2022, 60% will vest on February 5, 2023

G.	60% of the indicated award will vest on February 5, 2022, 40% will vest on February 5, 2023

H.	The indicated award will vest in equal tranches on February 5, 2022, 2023 and 2024

(3)	For each named executive, the number of shares shown opposite his or her name: (1) for Scharf in the third line, for Powell in the fourth line, and for Weiss in the fifth line of column (d), represents the target number, including dividend equivalents, of Performance Shares granted in 2020 that will vest in full, if at all, in the first quarter of 2023 after completion of the three-year performance period ending December 31, 2022; and (2) for Scharf in the fourth line, for Santomassimo and Williams in the third line, for Powell in the fifth line, and for Weiss in the sixth line of column (d), represents the target number of Performance Shares granted in 2021 that will vest in full, if at all, in the first quarter of 2024 after completion of the three-year performance period ending December 31, 2023, in each case, subject to the HRC’s determination that our Company has met ROTCE performance criteria for the applicable three-year performance periods, as well as the net operating loss and forfeiture conditions specified in each award. The performance criteria and forfeiture conditions for the 2021 Performance Shares are discussed in our CD&A and following the 2021 Grants of Plan-Based Awards table above. As required by SEC rules, we are reporting the number of Performance Shares (including dividend equivalents, as described in footnote (4) below) at target payout for the 2020 Performance Shares and at target payout for the 2021 Performance Shares, in each case taking into account our Company’s performance through December 31, 2021.

(4)	The number of RSRs (including the 2019 Performance Shares) shown in column (b) and the number of Performance Shares shown in column (d) include dividend equivalents. These dividend equivalent RSRs and Performance Shares will vest in each case when and as the related RSR or Performance Share award vests, and were calculated based on dividends paid on our Company’s common stock and the NYSE closing price per share of Company common stock on each dividend payment date. As of December 31, 2021, our named executives were credited with the following respective numbers of dividend equivalents (rounded up to the nearest whole share): Mr. Scharf – 24,735 RSRs and 16,579 Performance Shares; Mr. Santomassimo – 4,922 RSRs and 1,640 Performance Shares; Mr. Powell – 6,462 RSRs and 1,419 Performance Shares; Mr. Weiss – 5,217 RSRs and 2,896 Performance Shares; and Mr. Williams – 4,244 RSRs and 875 Performance Shares.

2021 Option Exercises and Stock Vested

The following table shows information about the stock awards that vested during 2021, including Performance Share awards that vested based on the Company’s performance over the three-year performance period ended December 31, 2021. None of our named executives had outstanding stock options as of December 31, 2021.

	Stock Awards*

Name (a)	Number of Shares Acquired on Vesting (#) (b)	Value Realized on Vesting ($) (c)

Scharf	120,834	6,081,590

Santomassimo	—	—

Powell	65,835	2,028,385

	1,696	67,313

Weiss	24,647	978,492

	2,156	85,597

	9,027	358,376

	14,564	578,191

Williams	—	—

*	The number of shares shown in column (b) represents Performance Share awards, RSRs, and related dividend equivalents in the form of additional Performance Shares and RSRs, respectively, that vested on various dates during 2021. The “value realized” upon the vesting of these Performance Share awards and RSRs and related dividend equivalents shown in column (c) is equal to the number of shares vested, times the NYSE closing share price of our common stock on each applicable vesting date.

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2021 Pension Benefits

The following table provides information about retirement benefits with respect to each of our named executives under the pension plan in which the named executive participates. Messrs. Scharf, Santomassimo, Powell, and Williams were not eligible to participate in the pension plan, as the pension plan was frozen prior to their hire dates. The terms of the plan are described below the table.

Name (a)	Plan Name(1) (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2)(3) (d)	Payments During Last Fiscal Year ($) (e)

Scharf	Cash Balance Plan	—	—	—

	Total		—	—

Santomassimo	Cash Balance Plan	—	—	—

	Total		—	—

Powell	Cash Balance Plan	—	—	—

	Total		—	—

Weiss	Cash Balance Plan	5	150,281	—

	Total		150,281	—

Williams	Cash Balance Plan	—	—	—

	Total		—	—

(1)	Effective July 1, 2009, we froze the Wells Fargo Cash Balance Plan (the Cash Balance Plan) and also merged the Wachovia Corporation Pension Plan (the Wachovia Pension Plan), in which Mr. Weiss participated, into the Cash Balance Plan. Mr. Weiss’s years of service after 2009 are not counted as credited service under the Cash Balance Plan.

(2)	The amounts shown in column (d) are determined as of December 31, 2021 and represent the present value of Mr. Weiss’s respective accrued retirement benefits under the Cash Balance Plan as of December 31, 2021, discounted to that date using the same assumptions and accounting policies (ASC 715) that we used to compute our benefit obligations under the plan in our financial statements, except that we made no assumption for death or termination of employment of Mr. Weiss prior to normal retirement age.

(3)	A description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above and for the use of age 65 as the “normal retirement age,” can be found under Note 1 and Note 21 to our 2021 financial statements included as Exhibit 13 to our Annual Report on Form 10-K for the year ended December 31, 2021. See also the information under footnote (5) to the Summary Compensation Table.

Description of Pension Plan

Cash Balance Plan

Mr. Weiss participated in the Wachovia Pension Plan until it was merged into the Cash Balance Plan in July 2009. On July 1, 2009, the Cash Balance Plan was frozen. As a result of the merger and this freeze, no additional retirement benefits or additional years of credited service have accrued for Mr. Weiss since this date. Mr. Weiss’s benefits will be paid to him from the Cash Balance Plan upon his retirement. Under the terms by which the Wachovia Pension Plan was merged into the Cash Balance Plan, Mr. Weiss’s account receives interest credits based on the yield on 10-year U.S. Treasury Constant Maturities. “Normal retirement age” under the Cash Balance Plan is defined as age 65. We pay the value of the employee’s account balance under the Cash Balance Plan at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as the employee elects.

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2021 Nonqualified Deferred Compensation

The following table provides information about the participation by each named executive in our nonqualified deferred compensation plans. The terms of the plans are described below the table.

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY(1) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Scharf

Deferred Compensation Plan	—	—	—	—	—

Santomassimo

Deferred Compensation Plan	—	—	—	—	—

Powell

Deferred Compensation Plan	—	—	—	—	—

Weiss

Wachovia Elective Deferral Plan	—	—	44,664	—	696,037

Wachovia Savings Restoration Plan	—	—	690	—	11,879

Williams

Deferred Compensation Plan	—	—	—	—	—

(1)	None of the earnings shown in column (d) have been included in the Summary Compensation Table because none are “preferential” or “above-market.”

Description of Nonqualified Deferred Compensation Plans

Deferred Compensation Plan

Each of our named executives is eligible to participate in the Deferred Compensation Plan, which allows certain members of management and highly compensated employees to defer the receipt of compensation that would otherwise be paid to them currently until a future year or years selected by the employee. The Deferred Compensation Plan also provides for supplemental Company matching contributions related to any compensation deferred by a plan participant, including named executives, that would have been eligible (up to certain IRS limits) but for this deferral, for a matching contribution under the 401(k) Plan. As of December 31, 2021, none of our named executives were participating in the Deferred Compensation Plan.

Wachovia Elective Deferral Plan and Wachovia Savings Restoration Plan

As a former Wachovia executive, Mr. Weiss participated in the Wachovia Elective Deferral Plan and the Wachovia Savings Restoration Plan. Participation in these plans was frozen and contributions ceased for the Wachovia Elective Deferral Plan, effective December 31, 2008, and for the Wachovia Savings Restoration Plan, effective December 31, 2007.

The Wachovia Elective Deferral Plan is a frozen, unfunded, nonqualified deferred compensation plan that allowed certain highly compensated employees to defer base salary and/or incentive payments on a pre-tax basis until a future date (generally retirement, death, or separation from service). The terms of the plan required participants to irrevocably elect the form of payment (either in installments or in a lump sum), and permitted early withdrawal of account balances in the case of an unforseeable emergency resulting in severe financial hardship. In addition, participant salary deferral amounts were subject to a company match in certain circumstances.

The Wachovia Savings Restoration Plan is a frozen, unfunded, nonqualified deferred compensation plan that previously provided for pre-tax deferral contributions to restore Wells Fargo 401(k) plan contributions beyond the IRS qualified plan contribution limitations. Employees with an annual base salary greater than Internal Revenue Code annual covered compensation limits were eligible to participate and could elect to contribute up to 30% of base salary. Wachovia matched participants’ contributions on a dollar-for-dollar basis up to 6% of base salary. Participants elected, at the time they joined the plan, the timing of the payment of their account balances (on or after five years of participation, or upon separation or retirement), as well as the form and term of payment of their accounts (lump sum or ten annual installments), and may petition for, and receive an early distribution of, their account balances in the event of an unforseeable emergency causing severe financial hardship.

Participants are entitled to invest all or a portion of their deferral accounts in one or more investment options available under the plans, which generally mirror those offered in the Wells Fargo 401(k) Plan, and to receive the earnings on the deferred amounts based on those investment elections upon distribution of the deferral accounts, subject to income tax withholding.

2022 Proxy Statement	95

Executive Compensation

Potential Post-Employment Payments

We do not have employment or other severance agreements with our named executives. The table below shows estimated post-employment payments for our named executives serving as of December 31, 2021, assuming they had terminated employment on that day. To estimate the payment amounts for each named executive, we used the closing price of our common stock on December 31, 2021 of $47.98.

The following items are not included in the table or description below:

•	Retirement benefits under our Cash Balance Plan, which are described above under Pension Benefits.

•	Distributions of balances under our deferred compensation plans, which balances are shown in the Nonqualified Deferred Compensation table above.

•

Payments and benefits provided on a nondiscriminatory basis to employees upon termination of employment. These include accrued salary and accrued but unused paid time off, severance payments under our Salary Continuation Pay Plan, distributions of plan balances under our 401(k) Plan, and welfare benefits provided to all retirees, including access to unsubsidized retiree medical insurance. If eligible under the Salary Continuation Pay Plan, employees receive salary continuation payments based on no more than $350,000 annual salary for 8 to 52 weeks depending on the number of completed years of service. If terminated as described below under Estimated Post-Employment Payments and eligible for the Salary Continuation Pay Plan, our named executives would receive the following aggregate amount under the Salary Continuation Pay Plan, as of December 31, 2021: Mr. Scharf – $53,846; Mr. Santomassimo – $53,846; Mr. Powell – $53,846; Mr. Weiss – $161,538; and Mr. Williams – $53,846.

Estimated Post Employment Payments(1)

		Type of Termination(2)(3)(4)

Name	Type of Payment	Death ($)	Disability; Involuntary Due to Displacement, Divestiture, or Affiliate Change in Control; or Retirement ($)
Scharf	Restricted Share Rights	27,917,328	27,917,328
	Performance Shares	27,136,008	27,136,008
Santomasssimo	Restricted Share Rights	17,448,195	17,448,195
	Performance Shares	5,812,417	5,812,417
Powell	Restricted Share Rights	9,283,334	9,283,334
	Performance Shares	4,562,461	4,562,461
Weiss	Restricted Share Rights	9,917,445	7,290,050
	Performance Shares	6,244,933	6,244,933
Williams	Restricted Share Rights	15,045,563	15,045,563
	Performance Shares	3,099,959	3,099,959

(1)	The amounts in the table represent potential payments to each named executive based on a termination assumed to have occurred on December 31, 2021.

96	Wells Fargo & Company

Executive Compensation

(2)	None of the outstanding equity awards granted under the Company’s Long-Term Incentive Compensation Plan (LTICP) have automatic “single trigger” vesting upon an acquisition of our Company or major Board changes. Generally, unvested Performance Shares and RSRs are treated as follows upon termination of employment:

Reason for Termination	Impact on Vesting
Death

•   Immediate vesting of Performance Shares (at target, unless the final number earned is determinable because the termination occurs after the end of the performance period), subject to forfeiture provisions

•   Immediate vesting of RSRs, subject to forfeiture provisions

Disability or involuntary due to displacement, divestiture, or an affiliate change in control

•   Continued vesting on schedule of Performance Shares, subject to (i) ROTCE and net operating loss performance, (ii) forfeiture provisions, and (iii) compliance with covenants. Covenants may include (a) noncompetition, (b) non-solicitation of employees and customers, (c) non-disclosure of trade secrets and other confidential information, and (d) non-disparagement, subject to applicable laws and regulations

•   Immediate vesting of RSRs, subject to forfeiture provisions

Retirement (unless terminated for cause)

•   Continued vesting on schedule of Performance Shares, subject to (i) ROTCE and net operating loss performance, (ii) forfeiture provisions, and (iii) compliance with covenants noted above

•   Continued vesting on schedule of RSRs, subject to forfeiture provisions

Other voluntary or involuntary termination (if not retirement eligible)	• Performance Shares and RSRs forfeit immediately

See Compensation Policies and Practices in our CD&A for a description of our equity award Clawback and Forfeiture Policy.

(3)	The values shown in the table for the RSRs include the value of the 2019 Performance Shares, for which the performance period was completed on December 31, 2021. For the 2020 and 2021 Performance Shares, (i) for death, awards are valued at target pursuant to the terms of the applicable award agreements; and (ii) for disability, certain involuntary terminations, or voluntary retirement, awards are valued at the target level of performance achievement as of December 31, 2021. However, because the applicable performance period for each of these awards has not yet been completed, the actual number of 2020 and 2021 Performance Shares earned will depend on our Company’s relative level of ROTCE performance over the performance period for each award including reduction for net operating loss, forfeiture provisions, and compliance with covenants. Each award may also be credited additional dividend equivalents, as described in footnote (4) the Outstanding Equity Awards at Fiscal Year-End table.

(4)	Under the LTICP, certain involuntary terminations include terminations due to displacement and receipt of a lump sum severance benefit, placement on a leave that results in receipt of severance benefits, or a termination associated with an affiliate change in control. Under the LTICP, retirement generally occurs when a named executive has reached the earliest of (a) age 55 with 10 completed years of service, (b) 80 points (with one point credited for each completed age year and one point credited for each completed year of service); or (c) age 65. As of December 31, 2021, none of our named executives, other than Mr. Weiss, met this definition of retirement. For Mr. Scharf, retirement means the termination of employment (i) after reaching age 55 with five completed years of service or (ii) based on such more favorable treatment as may apply under the practices of the Company in effect from time to time. As of December 31, 2021, Mr. Scharf did not meet this definition of retirement.

Under our Chairman/CEO Post-Retirement Policy, Mr. Scharf is entitled to receive, for two years following his retirement, subject to approval of our Board and HRC, office space, administrative assistance, and a part-time driver, provided he remains available for management consultation and continues to represent us with our customers, community and employees during this period. The value of benefits provided under this policy would depend on Mr. Scharf’s use of the same.

We are currently required to receive regulatory non-objection before we agree to or make a post-employment payment to certain named executives unless an exception applies. Accordingly, if a covered named executive terminates employment when this requirement is in place, then any of the post-employment payments described above will require regulatory non-objection unless an exception applies.

2022 Proxy Statement	97

Executive Compensation

Equity Compensation Plan Information

The following table provides information about our equity compensation plans in effect on December 31, 2021, separately aggregated for plans approved by shareholders and those not approved by shareholders. A description of the material features of each equity compensation plan not approved by shareholders follows the table. All outstanding awards relate to shares of our common stock. Information is as of December 31, 2021, unless otherwise indicated.

Equity Compensation Plan Information

	(a)		(b)	(c)

Plan Category	# of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	# of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	59,655,472	(2)	$0.00	149,118,374	(3)

Equity compensation plans not approved by security holders	4,935,384	(4)	N/A	3,252,641	(5)

Total	64,590,856		$0.00	152,371,015

(1)	Does not reflect restricted share rights (RSRs), restricted share units (RSUs), performance share awards or deferred compensation benefits because they have no exercise price.

(2)	For the Long-Term Incentive Compensation Plan (LTICP), consists of 51,604,179 shares subject to RSRs, and a maximum of 6,349,552 performance shares. For the Supplemental 401(k) Plan, consists of 1,334,091 shares issuable upon distribution of benefits. For the Directors Stock Compensation and Deferral Plan (Directors Plan), consists of 214,578 shares issuable upon distribution of deferred stock awards, and 153,072 shares issuable upon distribution of deferred compensation benefits.

(3)	We could have issued the number of shares of our common stock indicated in the following table pursuant to any of the award types listed for the plan or, if indicated for the plan, pursuant to distributions of deferred compensation benefits. Each share of common stock issued under the LTICP pursuant to awards other than options or stock appreciation rights (SARs) counts as two shares.

Plan	# of Shares Available for Future Issuance Under Equity Compensation Plans		Award Types
LTICP	147,166,327	(6)	Stock options, stock, SARs, restricted stock, RSRs, performance shares, performance units
Supplemental 401(k) Plan	1,750,371		Deferral distribution
Directors Plan	201,676		Stock options, deferral distribution

(4)	This consists of shares of common stock issuable upon distribution of deferred compensation benefits and 723 shares issuable upon distribution related to the Norwest Corporation Directors’ Formula Stock Award Plan.

(5)	We could have issued the number of shares of our common stock indicated in the following table pursuant to distributions of deferred compensation benefits. No information is provided for the Norwest Corporation Directors’ Formula Stock Award Plan because no future awards or deferrals will be made under this plan and because column (a) reflects all shares issuable under those plans upon exercise or distribution of outstanding awards or deferred compensation benefits.

Plan	# of Shares Available for Future Issuance Under Equity Compensation Plans	Award Types
Deferred Compensation Plan	3,099,230	Deferral distribution
Non-Qualified Deferred Compensation Plan for Independent Contractors	153,411	Deferral distribution

(6)	As of February 7, 2022, the number of shares remaining available for future issuance under the LTICP was 104,879,368, 52,439,684 of which remained available for future issuance as full-value awards, since full-value awards count 2:1 towards the LTICP pool.

98	Wells Fargo & Company

Executive Compensation

Material Features of Equity Compensation Plans Not Approved by Shareholders

Deferred Compensation Plan. Under the Deferred Compensation Plan, eligible employees may defer receipt of salary, bonuses, and certain other compensation subject to the terms of the plan. Deferral elections are irrevocable once made except for limited re-deferral opportunities. We treat amounts deferred by a participant as if invested in the earnings options selected by the participant, and determine the deferred compensation benefit payable to the participant based on the performance of those earnings options. The plan offers a number of earnings options, including one based on our common stock with dividends reinvested. We generally distribute amounts allocated to the common stock option in shares of common stock. Participants have no direct interest in any of the earnings options and are general unsecured creditors of the Company with respect to their deferred compensation benefits under the plan.

Non-Qualified Deferred Compensation Plan for Independent Contractors. Under the Non-Qualified Deferred Compensation Plan for Independent Contractors participants who performed qualifying investment or other financial services for participating affiliates as independent contractors were able to defer all or part of their eligible compensation payable to them by the affiliate subject to the terms of the plan. Deferral elections were irrevocable once made. Amounts deferred by a participant were treated as if invested in the earnings options selected by the participant, which determine the deferred compensation benefit payable to the participant. The plan offered a number of earnings options, including one based on our common stock with dividends reinvested. We generally distribute amounts allocated to the common stock option in shares of common stock. No future deferrals may be made under this plan and participants may no longer reallocate their existing account balances under the plan among different investment options. Shares remaining available for issuance under the plan consist of shares issuable as a result of amounts credited to participant accounts denominated in our common stock to reflect cash dividends paid on the common stock. The plan is sponsored by a wholly owned subsidiary, WF Deferred Compensation Holdings, Inc. We have guaranteed its obligations under the plan. Participants have no direct interest in any of the earnings options and are general unsecured creditors of the plan sponsor and the Company with respect to their deferred compensation benefits under the plan.

Norwest Corporation Directors’ Formula Stock Award Plan. Under the Norwest Corporation Directors’ Formula Stock Award Plan we awarded shares of common stock to non-employee directors. The plan allowed participants to defer receipt of all or a portion of their awards, with dividends reinvested, until a future year or years as selected by the participants subject to the terms of the plan. Participants can elect one time to defer commencement of distribution of their deferral accounts if the election is made sufficiently in advance of the original distribution commencement date and the new distribution commencement date is sufficiently beyond the original distribution commencement date. Participants have no direct interest in the shares deferred under the plan and are general unsecured creditors of the Company with respect to payment of their deferred stock awards under the plan. No future stock awards or deferrals may be made under this plan.

2022 Proxy Statement	99

Executive Compensation

Item 3 – Approve the Company’s 2022 Long-Term Incentive Plan

Introduction

We are seeking approval of the Wells Fargo & Company 2022 Long-Term Incentive Plan (the “2022 LTIP” or “Plan”), which, upon the recommendation of the HRC, was approved by the Board on February 28, 2022. The following is a summary of the 2022 LTIP, which is subject to the full plan document set forth in Appendix A. The 2022 LTIP will not take effect unless our shareholders approve it at the 2022 Annual Meeting. If our shareholders approve the 2022 LTIP, shares that remain available for grant for full-value awards under the Company’s Long-Term Incentive Compensation Plan (the “LTICP”), less the full-value awards granted to non-employee directors under the LTICP on the date of the 2022 Annual Meeting, will become available for grant under the 2022 LTIP, and no future grants will be made under the LTICP after the date of the 2022 Annual Meeting. As of February 7, 2022, 104,879,368 shares remained available under the LTICP, 52,439,684 of which remained available for full-value awards.

Why Shareholders Should Approve the 2022 LTIP

PRUDENT SHARE REQUEST	SHAREHOLDER-ALIGNED PLAN FEATURES	SHAREHOLDER-ALIGNED PLAN PRACTICES

Prudent Share Request

We are asking shareholders for an additional 80 million shares in connection with approving the 2022 LTIP. The Board believes that this request will provide an adequate and appropriate pool of equity awards. Based on our current grant practices and potential Company growth, we estimate that the Plan’s share reserve will enable the Company to grant additional equity awards for approximately three to four years. The actual duration could be influenced by a number of factors, including Company growth, stock price, market pay practices, regulatory requirements, and our continued use of performance-based awards. Assuming our shareholders approve the 2022 LTIP, our estimated total potential dilution will be approximately 5.3%. For this purpose, “estimated total potential dilution” is defined as (i) the number of shares subject to outstanding full-value awards, plus (ii) shares available for future full-value awards, plus (iii) 80 million shares authorized in connection with the 2022 LTIP, divided by (iv) the total sum of shares of common stock outstanding, each as of February 7, 2022.

If shareholders approve the 2022 LTIP, the maximum number of shares that may be issued under the 2022 LTIP following the 2022 Annual Meeting, assuming no cancellation, forfeiture or cash settlement of awards outstanding under the LTICP, will be 132,439,684 shares, minus twice the number of shares that are awarded to non-employee directors under the LTICP on the date of the 2022 Annual Meeting, since full-value shares count 2:1 towards the LTICP pool. The 132,439,684 shares includes 52,439,684 shares transferred from our existing LTICP (on a 2:1 ratio (i.e., 104,879,368 divided by two) since under the terms of the LTICP, full-value shares count 2:1 towards the LTICP pool) plus the 80,000,000 additional shares requested. Any shares with respect to awards currently outstanding under the LTICP that are forfeited, canceled, or settled in cash will also be made available for grant under the 2022 LTIP.

Low Historical Burn Rate and Total Potential Dilution

Historical Burn Rate (<1%)	Historical Total Potential Dilution (<10%)

Burn rate measures the number of restricted share rights, performance shares, and stock awards granted to employees and directors in the calendar year, divided by the diluted weighted average of common shares outstanding as of year end.

Total potential dilution measures the number of shares underlying outstanding awards plus the number of shares available for grant, divided by the diluted weighted average of common shares outstanding as of year end.

100	Wells Fargo & Company

Executive Compensation

The table below provides additional details on our LTICP. Upon the 2022 LTIP becoming effective, shares then available for grant for full-value awards under the LTICP will become available for grant under the 2022 LTIP.

Summary of Equity Plan Information (as of February 7, 2022)

Total number of stock options outstanding(1)	0

Total number of full-value awards outstanding (includes restricted share rights and performance share awards)(2)	72,208,417

Shares available for grant under the LTICP(3)	104,879,368

Total shares of common stock outstanding	3,834,550,794

(1)	No stock appreciation rights were outstanding as of February 7, 2022.

(2)	The number of shares of outstanding performance share awards assumes payout at the maximum level.

(3)	The number of shares remaining available for future grant under the LTICP reflects performance share awards at maximum payout. Only the number of shares remaining available for future full-value awards under the LTICP will be transferred as of the effective date to the 2022 LTIP. Because full-value awards count 2:1 under the terms of the LTICP, but 1:1 under the 2022 LTIP, the number of shares transferred will equal the number listed less twice the number of shares that are awarded to non-employee directors under the LTICP on the date of the 2022 Annual Meeting, with such resulting number divided by two.

On February 25, 2022, the closing price of our common stock as reported on the New York Stock Exchange was $54.11.

Shareholder-Aligned Plan Features

We designed our 2022 LTIP to include features that are aligned with the interests of shareholders and to promote sound governance. The table below sets forth a summary of these best-in-class provisions:

Shareholder-Aligned Plan Features

1-year minimum vesting for 95% of shares granted Exceptions for change-in-control, or termination or employment due to death, disability, or retirement	No “evergreen” provision (i.e., no automatic increase in the number of shares available under the Plan) All requests for additional shares under the 2022 LTIP require shareholder approval

Director compensation limit

Non-employee directors cannot receive more than $750,000 annually ($1,500,000 limit for Chairman of the Board or any Independent Lead Director), inclusive of both cash and equity compensation

No discounted options or reload options

Stock options must be granted at or above fair market value of the stock on the day of grant, and no additional options can be granted upon exercise of previously issued options

Double-trigger change-in-control vesting provision A change-in-control does not trigger vesting of awards under the 2022 LTIP unless awards are neither assumed nor substituted by the buyer	No excise tax gross-up benefits No gross-up payments to offset any excise tax expenses

10-year max term for options and stock appreciation rights No stock option may be exercised more than 10 years after grant	Prohibits the payment of dividends prior to the vesting Dividends are subject to the same restrictions and vesting schedule as the underlying award

Shareholder-Aligned Plan Practices

In addition to shareholder-aligned Plan features, the Company maintains specific policies outside of the 2022 LTIP which help to promote the interests of shareholders and hold employees accountable (where appropriate), which are set forth below.

Stock Ownership Policy

In 2020, we amended the Stock Ownership Policy to strengthen the stock retention requirement for our Operating Committee, including our named executives. More information about our Stock Ownership Policy is provided on page 48 of this proxy statement.

Clawback and Forfeiture Policy

The Company has a robust Clawback and Forfeiture Policy which serves to discourage employees (including our named executives) from taking unnecessary or inappropriate risks that would adversely impact our Company or harm our customers. More information regarding the Clawback and Forfeiture Policy is provided under Compensation Policies and Practices in the CD&A.

2022 Proxy Statement	101

Executive Compensation

Description of the 2022 LTIP

The following is a summary description of the 2022 LTIP, the full text of which is included at the end of this proxy statement as Appendix A. Shareholders are urged to read the 2022 LTIP, as this summary of the material terms is qualified in its entirety by reference to the text of the 2022 LTIP set forth in Appendix A.

Plan Term

The 2022 LTIP will become effective on the date following its approval by the Company’s shareholders. Awards may be granted pursuant to the Plan until the tenth anniversary of the Plan’s effective date, and awards granted before that time may extend beyond that date in accordance with their terms.

Shares Authorized

If shareholders approve the 2022 LTIP, a total of 132,439,684 shares will be issuable after its approval, minus twice the number of shares that are awarded to non-employee directors under the LTICP on the date of the 2022 Annual Meeting. The number of shares available for issuance under the 2022 LTIP is not reduced by shares with respect to awards that have been canceled, expired, forfeited or settled in cash, substitute awards granted in connection with a transaction, or, except with respect to stock options and SARs, shares withheld or tendered to satisfy tax withholding. If shareholders do not approve the 2022 LTIP, the LTICP will remain in effect and awards will continue to be issued thereunder.

Committee

The 2022 LTIP will be administered by the HRC with respect to awards to employees and by the GNC with respect to non-employee directors, or by such other committee of one or more individuals appointed by the HRC or the Board from time to time (the “Committee”).

Eligibility

Employees, directors, and certain former employees (with respect to certain compensation earned while employed) selected by the Committee will be eligible to become participants in the 2022 LTIP. As of December 31, 2021, we had 10 non-employee directors and approximately 250,000 employees.

Director Awards

The Committee determines all awards to non-employee directors and such awards are not subject to management’s discretion. From time to time, the Committee will set the amount and the type of award that will be granted to non-employee directors on a periodic and nondiscriminatory basis. The Committee may grant additional awards to non-employee directors, also on a periodic and nondiscriminatory basis, based on one or more of the following criteria: (i) service as the Chair of a Board committee; (ii) service as the Chairman of the Board or Lead Director; (iii) the number and/or type of Board committees on which a director serves; or (iv) one’s initial selection or appointment to the Board.

The Plan includes an annual limit for each non-employee director’s total compensation. Under the 2022 LTIP, the total annual compensation paid to any non-employee director, inclusive of cash compensation and amounts awarded under the 2022 LTIP, shall not exceed $750,000, except that in the case of the Chairman of the Board or any Independent Lead Director, such limit is instead $1,500,000.

Administration

Subject to the provisions of the 2022 LTIP, the Committee has the power to take all actions with respect to the administration of the 2022 LTIP, including, without limitation:

•	Determine which eligible individuals, if any, awards shall be granted to, and the timing of any such awards;

•

Grant awards to eligible individuals and determine the terms and conditions of such awards (which need not be identical), including the number of shares subject thereto and the exercise or purchase price thereof, and the circumstances under which awards become exercisable, vested, forfeited or expired;

•	Determine the extent to which any performance criteria or other conditions have been satisfied;

•

Determine the appropriate adjustment, if any, as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, stock dividend, or similar transactions or changes in the number or kind of outstanding shares or any stock or other securities into which such shares shall have been exchanged;

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Executive Compensation

•

Subject to the 2022 LTIP’s prohibitions on repricing, make adjustments in recognition of unusual or infrequently occurring events or changes in applicable laws (including non-U.S. laws), regulations, or accounting principles in order to prevent dilution or enlargement of benefits; and

•	Interpret and construe the 2022 LTIP and the terms and conditions of any award granted thereunder, and make exceptions to any such provisions in good faith and for the benefit of the Company.

Award Types

Under the 2022 LTIP, the Committee may grant awards in the following forms: stock options, stock appreciation rights (SARs), restricted stock, restricted share rights (RSRs), performance shares, performance units, and stock awards.

Restricted Stock, Restricted Share Rights and Stock Awards

An award of restricted stock consists of a specified number of shares of our common stock that are subject to restrictions on transfer, conditions of forfeiture, and any other terms and conditions for periods determined by the Committee. Prior to the termination of the restrictions, a participant may vote the restricted stock unless the Committee determines otherwise but may not sell or otherwise transfer the shares. Dividends or distributions paid with respect to unvested restricted stock are subject to the same restrictions and vesting schedule as the underlying restricted stock. Dividends or distributions may be accumulated but shall not be paid with respect to unvested restricted stock unless and until the vesting conditions are satisfied. The Committee may also make stock awards of common stock without restrictions except that such awards to employees can be made only if in lieu of salary, cash bonus, or other cash compensation.

An award of RSRs entitles a participant to receive a specified number of shares of our common stock upon the expiration of a stated vesting period. It may also include the right to dividend equivalents, to the extent provided by the Committee, which shall not be paid with respect to unvested RSRs unless and until the vesting conditions are satisfied although they may be accumulated until such time. Dividend equivalents with respect to unvested RSRs are subject to the same restrictions and vesting schedule as the RSRs to which the dividend equivalents relate. Unless the Committee determines otherwise, after an RSR vests, the shares of common stock specified in the award will be issued to the participant, and upon such issuance, the participant may vote the shares of common stock. Until the vesting period applicable to an RSR award expires and the shares are issued, the participant also may not transfer or encumber any interest in the RSRs or in any related dividend equivalents.

The Committee has discretion to determine the terms of any award of restricted stock or RSRs, including the number of shares subject to the award (subject to the Plan’s stated limits), and the minimum period over which the award may vest; provided that, subject to acceleration due to a change-in-control or the participant’s death, disability, or retirement, and subject to a limited pool of awards (up to 5% of the aggregate number of shares under the Plan) not subject to these restrictions, referred to as “shorter vesting awards,” (i) in no event may the grant, issuance, retention, vesting, and/or settlement of shares under an award of RSRs that is based on the level of achievement versus performance criteria be subject to a performance period of less than one year; and (ii) no condition that is based solely upon continued employment or the passage of time may provide for vesting or settlement in full of an award of RSRs over a term of less than one year from the date of grant. These limitations do not apply to either shorter vesting awards or awards of RSRs granted in lieu of salary, cash bonus, or other cash compensation.

Performance Shares and Performance Units

A grant of performance shares or performance units entitles a participant to receive cash, common stock (which may be in the form of restricted stock or RSRs), or a combination of both, based on the degree of achievement of pre-established performance criteria over a performance period of one to five years, as determined by the Committee. The Committee has discretion to determine the terms of any award of performance shares or performance units, including the maximum amount payable (subject to the Plan’s stated limits), the performance period, which must be a period of between one and five years, performance criteria (which may be based on Company, group, unit, individual or other performance), and level of achievement versus these criteria, the timing of any payment, restrictions on an award of performance shares or performance units prior to actual payment, forfeiture provisions, and any other terms and conditions consistent with the 2022 LTIP.

The Committee may establish performance criteria and the level of achievement versus such criteria that determines the number of shares of common stock to be granted, retained, vested, issued, or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on Company, group, unit, individual or other performance. Notwithstanding satisfaction of any performance criteria, the number of shares issued under or the amount paid under an award may be modified by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

2022 Proxy Statement	103

Executive Compensation

Stock Options

Stock options may be granted under the 2022 LTIP as non-qualified stock options or incentive stock options. Stock options must be granted at a price of at least fair market value of the stock on the day of grant, and incentive stock options may not be granted to non-employee directors or former employees. Stock options may be exercised during a period of time fixed by the Committee, except that (i) stock options may not become fully or partially vested until at least one year after the date of grant (except upon a change-in-control or termination of employment due to death, disability, or retirement); and (ii) no stock option may be exercised more than ten years after the date of grant. Otherwise, the Committee has discretion to determine the number of shares subject to an option (subject to the Plan’s stated limits), the vesting, expiration, and forfeiture provisions for options, the restrictions on transferability of an option, and any other terms and conditions otherwise consistent with the 2022 LTIP. The exercise price of an option may be paid through various means acceptable to the Committee, including in cash or, to the extent allowed by the Committee, by delivering (either physically or by attestation) previously owned shares or by delivering to us the proceeds of shares of our common stock issuable under an option or by other methods approved by the Committee. The 2022 LTIP prohibits repricing stock options without shareholder approval, including by exchanging stock options for other forms of awards under the 2022 LTIP. Although the 2022 LTIP will retain the Company’s ability to grant stock options, we have not granted stock options since 2013.

Stock Appreciation Rights

A SAR entitles a participant to receive a payment, in cash, common stock, or a combination of both, equal to the difference between the fair market value of our common stock at the time of exercise and the exercise price of the award, which may not be lower than the fair market value of our common stock on the day of grant. SARs may be exercised up to ten years after the grant date, as determined by the Committee. SARs are generally subject to the same terms and limitations as options. Accordingly, the 2022 LTIP prohibits re-pricing SARs without shareholder approval, including by exchanging SARs for other forms of awards under the 2022 LTIP.

Transferability

Awards are generally not transferable or assignable unless provided otherwise by the Committee with respect to certain specified family-related transfers.

Amendment and Termination

After the 2022 LTIP becomes effective, the Board, the HRC, and the GNC will each have the authority to modify, suspend, or terminate the 2022 LTIP but not, without the prior approval of our shareholders, to make any change to the 2022 LTIP that reduces the exercise price of or reprices outstanding stock options or SARs or that otherwise requires shareholder approval by law or under the NYSE listing requirements.

Future Grants

No grants have been made that are contingent on our shareholders’ approval of the 2022 LTIP. Awards that may be granted in the future under the 2022 LTIP are within the discretion of the Committee. Unless otherwise determined by the Committee, each non-employee director elected at our 2022 Annual Meeting of shareholders will receive, under the LTICP, an award of our common stock having an award value of $240,000. All subsequent awards will be granted under the 2022 LTIP, provided that our shareholders approve the 2022 LTIP. A non-employee director who joins the Board as of any other date will receive, under the 2022 LTIP, as of such other date, a stock award based on the full-year award value prorated to reflect the number of months (rounded up to the next whole month) remaining until the next annual meeting of shareholders. The number of shares of our common stock subject to a stock award will be determined by dividing the award value by the NYSE-only closing price of our common stock on the date of grant (rounded up to the nearest whole share), unless determined otherwise by the Committee.

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Certain Federal Income Tax Consequences

The following discussion of the U.S. federal income tax consequences of the 2022 LTIP is intended to be a general summary of applicable U.S. federal law as currently in effect. Foreign, state, and local tax consequences may differ and may be amended or interpreted differently during the term of the 2022 LTIP or under awards granted thereunder. Because the federal income tax rules governing awards and related payments are complex and subject to frequent change, award holders are advised to consult their individual tax advisors.

Restricted Stock, Restricted Share Rights, Performance Shares and Stock Awards

Grantees of restricted stock, RSRs, performance shares, or stock awards (to the extent such awards are unvested at the time of grant) do not recognize income at the time of the grant of such awards. However, when the award vests or is paid, as applicable, the grantee generally recognizes ordinary income in an amount equal to the fair market value of the stock at such time, and we will receive a corresponding deduction.

A participant could, within 30 days after the date of an award of restricted stock or stock awards (but not an award of RSRs), elect to report compensation income for the tax year in which the award of restricted stock occurs. If the participant makes such an election, the amount of compensation income would be the value of the award at the time of grant. Any later appreciation in the value of the award would be treated as capital gain and realized only upon the sale of the stock subject to the award. If, however, the award is forfeited after the participant makes such an election, the participant would not be allowed any deduction for the amount earlier taken into income. Upon the sale of shares subject to the award, a participant would realize capital gain (or loss) in the amount of the difference between the sale price and the value of the shares previously reported by the participant as compensation income.

Performance Units and Cash

A participant will not have taxable income upon the grant of a contingent right to a performance unit or cash. Rather, taxation in connection with such an award will be postponed until it becomes payable. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Stock Options

A participant who is granted a stock option will not recognize income and we will not be allowed a deduction at the time the option is granted. When a participant exercises a non-qualified stock option, the difference between the exercise price and any higher market value of the stock on the date of exercise (stock option gains) will be ordinary income to the participant and will generally be allowed as a deduction for federal income tax purposes to Wells Fargo. The capital gain holding period of the shares acquired will begin one day after the date the stock option is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received that is more than the fair market value of the shares on the exercise date will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the exercise date, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

When a participant exercises an incentive stock option while employed by us or within the three-month period (one-year period, in the case of disability) after his or her employment ends, the participant will not recognize any ordinary income at that time. However, any excess of the fair market value of the shares acquired by such exercise over the exercise price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), any sale proceeds that exceed the total exercise price of these shares will be long-term capital gain. Except in the event of the optionee’s death, if the shares are disposed of prior to the expiration of the statutory holding periods, referred to as a “disqualifying disposition,” generally, the amount by which the fair market value of the shares at the time of exercise exceeds the total exercise price will be ordinary income. If a disqualifying disposition occurs, we will generally be entitled to a federal tax deduction for a similar amount.

Stock Appreciation Rights

The grant of a SAR is generally not a taxable event for a participant. Upon exercise of the SAR, the participant will generally recognize ordinary income equal to the cash or the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time for the same amount. The participant’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income recognized when the participant received the shares, and these capital gains (or losses) will be treated as short-term or long-term capital gains (or losses), depending upon the holding period of the shares.

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Executive Compensation

Tax Withholding

In connection with awards granted under the 2022 LTIP, we may withhold from cash otherwise payable to a participant or require a participant to remit to us an amount sufficient to satisfy federal, state, local and foreign withholding taxes. Tax withholding obligations may be satisfied by withholding shares to be received upon exercise of an option or SAR, the vesting of restricted stock, performance shares, or stock awards, or the payment of an RSR or performance unit, or by delivery to us of previously owned shares of Company common stock.

Certain Other Tax Provisions

Section 162(m) of the IRC limits the otherwise allowable deduction for compensation during a calendar year paid to certain executive officers and generally limits the otherwise allowable deduction to $1,000,000 for such executive officers.

If an award granted under the 2022 LTIP is determined to be nonqualified deferred compensation subject to Section 409A of the IRC, certain requirements must be satisfied (including rules regarding distribution timing, deferral elections, and acceleration of benefits). If an award does not satisfy the requirements of Section 409A, a participant may be subject to tax consequences, including current taxation of all or a portion of the deferred compensation and earnings thereon (regardless of when the compensation is paid), interest at the IRS underpayment rate plus 1%, and an additional 20% federal tax. The Company intends that all awards granted under the 2022 LTIP either be exempt from or comply with Section 409A of the IRC.

Item 3 – Approve the Company’s 2022 Long-Term Incentive Plan Our Board recommends that you vote FOR the approval of the 2022 Long-Term Incentive Plan.

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Audit Matters

Item 4 – Ratify Appointment of Independent Registered Public Accounting Firm for 2022

The Audit Committee is responsible for the selection, compensation, retention, and oversight of the independent registered public accounting firm (independent auditor) appointed to audit our Company’s financial statements. The Audit Committee conducts a comprehensive annual review process to select and retain the Company’s independent auditor. In connection with its annual review and as discussed in the Audit Committee Report below, the Audit Committee considered various factors as part of its assessment of the qualifications, performance, and independence of the Company’s independent auditor.

The Audit Committee has appointed KPMG LLP as the Company’s independent auditor for the year ending December 31, 2022. As a matter of good corporate governance, the Board is requesting that our shareholders ratify KPMG’s appointment. KPMG served as our independent auditor for the year ended December 31, 2021, and KPMG or its predecessors have examined the financial statements of our Company and its predecessors since 1931. If shareholders do not ratify the appointment of KPMG, the Audit Committee will consider the shareholders’ action in determining whether to appoint KPMG as our independent auditor for 2023. Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish. The Audit Committee Report below shall not be deemed to be soliciting material or to be filed with the SEC and is not incorporated by reference into any of the Company’s previous or future filings with the SEC, except as otherwise specified by the Company in any filing.

Audit Committee Report

Audit Committee Oversight Responsibilities

As reflected in its charter available on the Company’s website (https://www.wellsfargo.com/about/corporate/governance/), the Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee the integrity of the Company’s financial statements; management activities related to accounting and financial reporting and internal controls; the qualifications, independence, and retention of the Company’s independent auditor; the activities and performance of the independent auditor and the Internal Audit function; and the Company’s compliance with legal and regulatory requirements. Additional information about the Audit Committee’s oversight responsibilities can be found under the Committees of our Board section of this proxy statement.

Management has primary responsibility for the Company’s financial statements and overall financial reporting process and, with the assistance of our Internal Audit function, for maintaining adequate internal control over financial reporting for us and assessing the effectiveness of our internal control over financial reporting. The Company’s independent auditor is responsible for performing independent audits of our financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). These audits serve as a basis for the independent auditor’s opinions included in the Company’s annual report to shareholders addressing whether the financial statements fairly present our financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles and whether our internal control over financial reporting was effective as of December 31, 2021. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with its oversight responsibilities, for 2021 the Audit Committee, among other things:

•

oversaw and discussed with management and KPMG the Company’s internal control over financial reporting, disclosure controls and procedures and KPMG’s audit activities, including the potential impacts of the COVID-19 pandemic on those activities;

•

reviewed the results of evaluations by management and KPMG of the Company’s internal control framework and Internal Audit activities, including changes in those activities in light of the COVID-19 pandemic;

•	oversaw and discussed with management and KPMG the ways in which business and control risks related to the COVID-19 pandemic are communicated in the Company’s SEC filings;

•

reviewed with the Board’s Credit Committee the impact of improvements in the economic environment including related releases from the Company’s allowance for credit losses and the discussion of those impacts in the Company’s SEC filings;

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Audit Matters

•

reviewed and discussed with Internal Audit and the independent auditor the plans and scope of work of both Internal Audit and the independent auditor, the budget and staffing requirements for the Internal Audit Plan, and periodic updates regarding the audit work of both Internal Audit and the independent auditor;

•

reviewed and discussed with management and the independent auditor the Company’s earnings press releases and the Company’s quarterly and annual reports filed with the SEC, including the Company’s financial statements filed with the SEC;

•	reviewed and discussed with management, Internal Audit, and the independent auditor the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;

•

reviewed and discussed with the Company’s Chief Accounting Officer and the independent auditor the quality of the Company’s critical and significant accounting policies, the reasonableness of the Company’s critical accounting estimates and judgments, significant changes to the Company’s selection or application of accounting principles, the impact of regulatory and accounting developments on the Company’s financial statements, and critical audit matters identified and addressed during the audit;

•	reviewed and discussed with management the Company’s regulatory and risk reporting governance and oversight framework, including applicability to Board reporting;

•	inquired about significant business and financial reporting risks, and assessed the steps management is taking to mitigate and address those risks;

•	reviewed and discussed with management significant litigation, regulatory, enforcement, examination, and other matters that may have a material impact on the Company’s financial statements;

•

received periodic updates and reports from management regarding accounting, internal accounting controls, and auditing matters and compliance and legal matters that may have a significant impact on the compliance risk components of the Company’s risk management framework or financial statements;

•

reviewed and approved audit and non-audit related engagement fees of the independent auditor and discussed with the independent auditor facts and circumstances that may impact the independent auditor’s independence from the Company;

•	met regularly in executive session with management, Internal Audit, and KPMG to discuss matters relevant to the Audit Committee’s oversight, as appropriate; and

•	reviewed and approved related party transactions subject to the Audit Committee’s oversight.

2021 Financial Statements

The Audit Committee has reviewed and discussed the Company’s 2021 audited financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including matters relating to the plan for and scope and conduct of the audit of the Company’s financial statements, as well as the Company’s critical and significant accounting policies and practices, the quality of those policies and practices, and the reasonableness of the Company’s critical accounting estimates and judgments. KPMG has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence from us. Based on this review and these discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Annual Evaluation Process for Selection of Independent Auditor

In connection with its monitoring and oversight responsibilities, the Audit Committee assessed the qualifications, activities, and performance of the Company’s independent auditor. In conducting its assessment and making its determination to appoint KPMG as the Company’s independent auditor for 2022, the Audit Committee considered the following information:

•

KPMG’s expertise and industry experience, including KPMG’s demonstrated understanding of the financial services industry and expertise with issues specific to global systemically important financial institutions (G-SIFIs) both as a firm and compared to other major accounting firms, and its institutional knowledge of the breadth and complexity of the Company’s businesses, significant accounting practices, and system of internal control over financial reporting;

•

Audit effectiveness, including historical and recent performance, quality and service on the Company’s audit, the quality of KPMG’s communications with the Audit Committee and management, including regarding audit quality and performance, and the expertise of the lead audit partner and the professionalism, exhibited professional skepticism, objectivity, integrity, and trustworthiness of KPMG’s team (the Audit Committee’s assessment of KPMG’s performance is facilitated by holding regular

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executive sessions with each of KPMG and management, and meetings with the Audit Committee chair and KPMG between Audit Committee meetings);

•

External data on audit quality and performance, including the results of PCAOB inspection reports on KPMG and KPMG’s Peer Review Reports on KPMG’s System of Quality Control, which involved the Audit Committee’s discussion with senior KPMG representatives regarding the results of such reports and reviews in comparison to other major accounting firms, and actions by KPMG to continue to enhance the quality of its audit practice;

•	Reasonableness of KPMG fees, including KPMG’s fees as compared with fees charged to peer financial institutions by KPMG and its peer accounting firms, and relative to audit quality and efficiency; and

•

KPMG’s independence and tenure, including the rotation of the lead audit partner, concurring partner, and other key audit partners on the engagement team and KPMG’s policies regarding its independence and processes for maintaining its independence (including KPMG’s compliance with its internal policies and procedures), and the other items regarding KPMG’s tenure, independence, and engagement as described below.

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Audit Matters

Monitoring and Oversight of Auditor Independence Controls

The Audit Committee also monitors and oversees controls designed to maintain KPMG’s independence, including:

Consideration of Regular Rotation of Independent Auditor and Oversight of Mandatory Audit Partner Rotation for Independence of Perspective in Audit Engagement

As part of its review process, the Audit Committee considers whether there should be regular rotation of the independent auditor in order to help promote continuing auditor independence, including the advisability of and potential issues involved with selecting a different independent auditor. In evaluating KPMG’s independence, the Audit Committee takes carefully into consideration the mandatory rotation of each of the lead audit partner and concurring partner on the engagement team every five years and the rotation of other key audit partners as required under applicable SEC rules and regulations.

The Audit Committee is involved in the selection of, and reviews and evaluates, the lead audit partner as part of its oversight activities. The Audit Committee believes this level of rotation within the audit engagement team is a key factor to help ensure the independence of perspective in connection with the audit engagement. During 2020 the Audit Committee oversaw the rotation of the Company’s lead audit partner from KPMG.

The Audit Committee recognizes the significant value of (1) maintaining a fresh perspective with KPMG’s audit engagement while at the same time benefitting from KPMG’s extensive experience in the financial services industry and with the Company, and (2) avoiding the potential risks associated with appointing a new independent auditor, including the management time commitment, costs and inefficiencies involved with onboarding a new independent auditor.

Active Audit Committee Oversight of Independent Auditor	The Audit Committee meets regularly with KPMG both with management and in executive session at its regularly scheduled meetings throughout the year. The Audit Committee chair also meets separately with KPMG in between meetings as necessary and appropriate.

Limits on Non-Audit Services	The Audit Committee exercises sole authority to approve all audit engagement fees and terms associated with the retention of KPMG and receives reporting from management on audit fee negotiations and performance against the audit plan. As discussed further below, the Audit Committee also has a strict policy in place that prohibits KPMG from providing certain non-audit services to Wells Fargo and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the Audit Committee.

KPMG’s Internal Processes and Procedures to Safeguard Independence	KPMG maintains internal processes and procedures with respect to maintaining its independence as the Company’s independent auditor. The Audit Committee receives reporting and information quarterly from management and KPMG regarding KPMG’s independence and its compliance with its internal processes and procedures.

Based on the assessment described above, the Audit Committee and our Board believe that the continued retention of KPMG to serve as our independent auditor for 2022 is in the best interests of our Company and its shareholders.

Members of the Audit Committee:

Theodore F. Craver, Jr., Chair

Mark A. Chancy

Ronald L. Sargent

Item 4 – Ratify Appointment of Independent Registered Public Accounting Firm for 2022

Our Board recommends that you vote FOR the proposal to ratify the appointment of
KPMG as our independent registered public accounting firm for 2022.

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Audit Matters

KPMG Fees

We incurred the fees shown in the following table for professional services provided by KPMG for 2021 and 2020:

KMPG Audit Fees ($ in millions)	2021	2020

Audit Fees(1)	$46.2	$44.2

Audit-Related Fees(2)	4.2	4.5

Tax Fees(3)	6.4	7.3

All Other Fees(4)	0.3	2.6

Total	$57.1	$58.6

(1)	Audit Fees principally relate to the audit of our annual financial statements, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over financial reporting. Audit fees also relate to services such as subsidiary and statutory audits, managed fund audits, registration activities (e.g., comfort letters, consent filings, etc.), and regulatory and compliance attest services.

(2)	Audit-Related Fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (Service Organization Control Reports), and due diligence work.

(3)	Tax Fees principally relate to the preparation of tax returns and compliance services, tax planning and consultation services and trust and estate tax compliance services.

(4)	Other Fees relate to non-tax related advisory and consulting services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee selects and oversees our independent auditor. Audit Committee policy prohibits KPMG from providing certain non-audit services to us and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the Audit Committee. There are three methods for pre-approving KPMG services.

•

The Audit Committee may pre-approve, on an annual basis, recurring services such as the audits of our annual financial statements and internal control over financial reporting and the review of our quarterly financial statements. Preliminary fee levels will not exceed amounts pre-approved for these services in the preceding calendar year, and a subsequent refinement of the actual fees incurred as a result of changes in the scope of services will be submitted to the Audit Committee for pre-approval. The Audit Committee or a designee must pre-approve changes in the scope of recurring services if they will result in fee increases in excess of a relatively small amount established by the Audit Committee prior to such additional services being provided by KPMG. Changes in the scope of pre-approved services with estimated costs less than that amount may be approved by the Chief Accounting Officer and Controller.

•

The Audit Committee may pre-approve, for a particular calendar year, specific types of audit, audit-related, advisory, consulting, or tax services that could arise with respect to that calendar year that were not already pre-approved as recurring services, subject to a fee cap for each category for that year.

•

The Audit Committee may pre-approve, from time to time during the year, services that have neither been pre-approved as recurring services nor pre-approved pursuant to the categorical pre-approval described above.

In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the Audit Committee considers the facts and circumstances of the engagement, including other non-audit services provided by KPMG and the fees for those services, and whether the provision of the non-audit service by KPMG could impair the independence of KPMG with respect to us. The Audit Committee also considers whether KPMG is best positioned to provide the service because of its familiarity with our business, culture, accounting systems, risk profile, and other factors, and whether there are alternatives reasonably available to us and the cost of those alternatives. The Audit Committee requires competitive bidding for services that are eligible for categorical pre-approval and services subject to individual pre-approval unless it is not warranted because of the facts and circumstances of the proposed engagement.

The Audit Committee has delegated pre-approval authority to designated Audit Committee members. Pre-approval by a designated Audit Committee member is used for time-sensitive engagements. Pre-approval decisions by a designated Audit Committee member are reported to the full Audit Committee at a future meeting.

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Shareholder Proposals

Shareholders will vote on the following shareholder proposals (Items 5 through 11), if they are properly presented at our annual meeting and not previously withdrawn or otherwise excluded. The text of these proposals and supporting statements appear in the form in which we received them. The proposals may contain assertions about our Company that we believe are incorrect. We have not attempted to refute any inaccuracies.

We provide the name and address of the lead proponent for each shareholder proposal, as well as the number or market value of shares held (if available). We will supply the name and address of, and number of shares held (if available) by any co-filer, upon oral or written request to our Corporate Secretary.

Items 5 through 11 – Shareholder Proposals Our Board recommends that you vote AGAINST each shareholder proposal for the reasons set forth below each proposal.

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Shareholder Proposals

Item 5 – Shareholder Proposal – Policy for Management Pay Clawback Authorization

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the holder of no fewer than 100 shares of our common stock, has advised us that he intends to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

Proposal 5 – Management Pay Clawback Authorization

RESOLVED, shareholders urge the Board of Directors to provide for a General Clawback policy that a substantial portion of annual total compensation of Executive Officers, identified by the board, shall be deferred and be forfeited in part or in whole, at the discretion of Board, to help satisfy any monetary penalty associated with any violation of law regardless of any determined responsibility by any individual officer; and that this annual deferred compensation be paid to the officers no sooner than 3 years after the absence of any monetary penalty; and that any forfeiture and relevant circumstances be reported to shareholders in the annual meeting proxy.

This proposal shall apply to the Executive Officers, whether or not they were responsible for any associated monetary penalty. These provisions should operate prospectively and be implemented in a way that does not violate any contract, compensation plan, law or regulation.

For example on July 14, 2014, the Department of Justice “announced a $7 billion settlement with a major bank, Citigroup Inc., to resolve . . . claims related to Citigroup’s conduct in the . . . issuance of residential mortgage-backed securities (RMBS) prior to Jan. 1, 2009. The resolution includes a $4 billion civil penalty – the largest penalty to date under the Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) . . . .

Citigroup acknowledged it made serious misrepresentations to the public.” This monetary penalty was borne by Citi shareholders who were not responsible for this unlawful conduct. Citi employees committed these unlawful acts. They did not contribute to this penalty payment, but instead undoubtedly received bonuses.

President William Dudley of the New York Federal Reserve outlined the utility of what he called a performance bond. “In the case of a large fine, the senior management . . . would forfeit their performance bond . . . . Each individual’s ability to realize their deferred debt compensation would depend not only on their own behavior, but also on the behavior of their colleagues. This would create a strong incentive for individuals to monitor the actions of their colleagues, and to call attention to any issues .. . . Importantly, individuals would not be able to “opt out” of the firm as a way of escaping the problem. If a person knew that something is amiss and decided to leave the firm, their deferred debt compensation would still be at risk.”

Please vote yes:

Management Pay Clawback Authorization – Proposal 5

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Shareholder Proposals

Policy for Management Pay Clawback Authorization – Statement in Opposition

Our Board recommends that you vote AGAINST this proposal, which is identified as Item 5 on the proxy card, for the following reasons:

•	Our existing Clawback and Forfeiture Policy adequately protects shareholder interests and in fact is, in several ways, broader than the proposed policy.

•	Our compensation framework integrates risk and control measures designed to hold employees accountable for misconduct and failures of risk management.

•	Our stock ownership and retention requirements are designed to incentivize long-term performance and effective risk management.

•	The proposed policy is overly prescriptive and entirely disregards individual accountability.

Our existing Clawback and Forfeiture Policy is a key element of our compensation and risk management framework. Our Clawback and Forfeiture Policy goes beyond the objective of the proposed policy, which would merely require executive officer deferred compensation to be forfeited “to help satisfy any monetary penalty associated with any violation of law.” In contrast, our Clawback and Forfeiture policy:

•	Applies to any employee or former employee who has received long-term incentive compensation, which is a much broader population than our executive officers;

•

Permits clawback of equity-based compensation and certain cash compensation paid within five years of the Board authorizing a clawback, which is broader than a policy that permits forfeiture of unpaid deferred compensation; and

•	Empowers the Company to hold employees accountable for lesser triggers than violations of law, including misconduct and risk events.

While the proposed policy’s only trigger for forfeiture is a monetary penalty due to a violation of law (regardless of an individual’s culpability for such violation), our Clawback and Forfeiture Policy’s triggers include, but are not limited to, willful misconduct, gross negligence or errors causing material harm to the Company, failure through willful misconduct or gross negligence to identify, escalate, monitor or manage material risks, and the Company or an employee’s business group suffering a material failure of risk management. Our Clawback and Forfeiture Policy also enables the Company to adjust compensation paid based on inaccurate financial information or performance metrics.

Our integrated compensation and risk management framework includes robust stock ownership requirements, which apply to our executive officers until one year following retirement, and our Code of Ethics and Business Conduct, which prohibits all employees from engaging in derivative or hedging transactions involving any Company securities. Together with awards that either vest annually on a pro-rated basis over multiple years or cliff vest after a number of years, these policies and practices incentivize long-term performance while discouraging excessive risk-taking.

As noted above, the proposed policy disregards individual responsibility, which goes against our core compensation principle of linking pay to performance and is inconsistent with best practices among our peers. The proposed policy is also overly prescriptive in that it would require a substantial portion of executive officer compensation to be deferred for three years following the absence of a monetary penalty. Not only would this be unappealing to potential executive talent, but such a lengthy deferral period is unnecessary given our vesting provisions and our ability to clawback paid compensation in appropriate circumstances. Ultimately, we believe that a policy that would subject compensation to this risk of forfeiture irrespective of personal responsibility and in a manner inconsistent with market practice would harm shareholder interests by hampering our ability to attract and retain top talent.

Our existing Clawback and Forfeiture policy, coupled with our integrated compensation and risk management framework, adequately protect both the Company and our shareholders. As such, the Board believes that this proposal is unnecessary and will not further shareholder interests.

The Board recommends that you vote AGAINST this proposal (Item 5).

Item 5 – Shareholder Proposal – Policy for Management Pay Clawback Authorization Our Board recommends that you vote AGAINST this proposal (Item 5).

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Shareholder Proposals

Item 6 – Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses

The Comptroller of the State of New York, Thomas P. DiNapoli, Trustee of the New York State Common Retirement Fund, 110 State Street, 14 Floor, Albany, NY 12236, the holder of 11,386,537 shares of our common stock, and one co-filer have advised us that they intend to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

A lesson from the 2008 financial crisis was that employees at large banks, not just top executives, can make decisions that may affect the stability of companies and the economy. In response, Congress directed federal regulators to examine the financial incentives of all bank employees–not just executives–whose actions can threaten the safety of individual banks or the banking system itself.

Section 956 of the Dodd-Frank Act requires regulation to disclose the structures of all incentive-based compensation arrangements to determine whether they could lead to material financial loss. A 2016 rulemaking proposed by a variety of federal agencies states, “Well-structured incentive-based compensation arrangements can promote the health of a financial·institution by aligning the interests of executives and employees with those of the institution’s shareholders and other stakeholders. At the same time, poorly structured incentive-based compensation arrangements can provide executives and employees with incentives to take inappropriate risks that are not consistent with the long-term health of the institution and, in turn, the long-term health of the U.S. economy.” Basel III, the global banking regulatory reform standard, urges banks to identify material risk takers other than executives and disclose their fixed and variable remuneration.

Wells Fargo discloses the compensation of named executive officers but does not disclose information regarding the compensation of other employees who receive incentive-based compensation, and who could expose our company to material losses. Because investors, like regulators, have significant interests in understanding risks that could expose Wells Fargo to material losses, Wells Fargo should disclose this information to shareholders.

Robust board-level oversight of workforce issues is in the best interest of shareholders. Indeed, former Delaware Chief Justice Leo Strine, Jr. advocates that the board’s compensation committee “expand its perspective and become a committee focused on the company’s workforce as a whole.”

RESOLVED,

Shareholders request that the Board prepare a report, at reasonable cost, disclosing to the extent permitted under applicable law and Wells Fargo’s contractual, fiduciary or other obligations (1) whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose Wells Fargo to possible material losses, as determined in accordance with generally accepted accounting principles; (2) if the Company has not made such an identification, an explanation of why it has not done so; and (3) if the Company has made such an identification, the:

(a)	methodology and criteria used to make such identification;

(b)	number of those employees/positions, broken down by division;

(c)	aggregate percentage of compensation, broken down by division, paid to those employees/positions that constitutes incentive-based compensation; and

(d)	aggregate percentage of such incentive-based compensation that is dependent on (i) short-term, and (ii) long-term performance metrics, in each case as may be defined by Wells Fargo and with an explanation of such metrics.

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Incentive-Based Compensation and Risks of Material Losses – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 6 on the proxy card, for the following reasons:

•	Our Incentive Compensation Risk Management (ICRM) and performance management programs are responsive to the incentive compensation risk concerns raised in this proposal.

•	Through our ICRM program, we identify and provide for heightened oversight of employees in roles that may be able, individually or as a group, to expose the Company to material risk.

•

We believe that the requested report could provide confidential, sensitive and competitive information about our incentive compensation practices in that it would require us to disclose an extensive level of detail regarding compensation for a large group of employees.

As described in the Performance Management and Incentive Compensation section of this proxy statement, we have established a comprehensive set of controls in connection with our ICRM and performance management programs. Consistent with our response to this proposal in each of the past four years, we believe these controls provide the appropriate measures to guard against the risks cited in the proposal’s supporting statement. These controls, overseen by appropriate management-level committees and, ultimately, the Board’s Human Resources Committee (the “HRC”), include:

•

A design process for all incentive compensation plans which includes review of past performance of existing plans, a risk evaluation to identify key potential areas of risk, modeling to understand expected results, scenario testing, and an assessment of plan reasonableness.

•

An annual risk review of incentive compensation plans. During this review, independent control functions assess risk balancing, emerging risks, risk mitigation features, compliance with laws, and the plans’ potential to encourage employees to take unnecessary or inappropriate risks.

•

An assessment of risk accountability in annual performance reviews for every Wells Fargo employee, as described in the Performance Management and Incentive Compensation section of this proxy statement. The assessments of risk accountability are considered in incentive compensation decisions for all incentive eligible employees.

Additionally, the HRC receives periodic reports from management to enable it to assess whether the overall design and execution of our performance management and incentive compensation programs and decisions are consistent with the Company’s Risk Management Framework and promote risk accountability. These reports cover our incentive compensation governance and annual risk review processes and include, for select roles, final risk outcomes and corresponding compensation and performance adjustments based upon those risk outcomes.

Our ICRM program covers all incentive-eligible roles across the Company. In addition, we identify and provide for heightened oversight of employees in roles that may be able, individually or as a group, to expose the Company to material risk. The determination as to whether a role is subject to heightened oversight is based on a risk review of all roles at the Company. This review, conducted by our Human Resources, Independent Risk Management and Control Executive teams, identifies the types and levels of risk taken by each role. Based on this review, the below roles are subject to heightened oversight:

•	executive officers;

•	senior management with significant responsibility for taking, identifying, managing, or controlling risk within a line of business or corporate function; and

•	groups of employees who, in the aggregate, may expose the organization to material risk, or are subject to specific regulatory requirements.

For roles subject to heightened oversight, Human Resources facilitates a risk review during the annual review cycle, which occurs prior to any incentive compensation payouts being made to employees in these roles. In addition, accountability impacts for specific key risk issues are incorporated into the assessment of risk management performance as part of the annual performance reviews for these roles.

We further manage risk and hold certain employees (including certain former employees) accountable through our Clawback and Forfeiture Policy, as discussed in more detail under “Clawback and Forfeiture Policy” in the Compensation Discussion and Analysis section of this proxy statement.

The requested report would require us to disclose information that could provide confidential, sensitive and competitive information about our incentive compensation practices and, we believe, would not meaningfully add to the substance of our disclosures as

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described above. This would include information on the mix of compensation paid to broad groups of employees, identified by business division, including the aggregate percentage of compensation paid to those employees that constitutes incentive-based compensation, the aggregate percentage of such incentive-based compensation that is based on short-term and long-term metrics, as well as an explanation of the metrics. We do not believe that other companies, including our competitors, disclose this information. As such, disclosure of this information could provide sensitive and competitive information about our incentive compensation practices for these employees. This could, among other things, facilitate recruitment of these employees by our competitors, while, again, not meaningfully adding to the substance of our disclosures.

We believe that the disclosures in this proxy statement strike the right balance by providing our shareholders with meaningful information that enables them to understand and assess our incentive compensation risk management and performance management practices while protecting information that may be sensitive for competitive, privacy or other reasons. Given our robust ICRM and performance management programs, our disclosures on these programs, and our belief that the requested report could provide competitive information about our incentive compensation practices, our Board does not believe that providing this report ultimately serves the best interests of our shareholders.

Our Board recommends that you vote AGAINST this proposal (Item 6).

Item 6 – Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses Our Board recommends that you vote AGAINST this proposal (Item 6).

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Shareholder Proposals

Item 7 – Shareholder Proposal – Racial and Gender Board Diversity Report

Arjuna Capital, 1 Elm Street, Manchester, MA 01944, on behalf of Judith Ellen Bamburg, the holder of 116 shares of our common stock, has advised us that it intends to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

Whereas: Our nation’s racial reckoning and coronavirus’s illumination of vast social inequities has led companies to reevaluate their diversity, equity, and inclusion policies and goals. Board diversity is one important facet, as investors and companies recognize it can be accretive to long term value creation. Board diversity requirements, including Nasdaq’s 2021 ruling and California’s 2018 legislation, acknowledge the value of racial and gender diverse boards.

Research indicates board diversity is an important lever to increase shareholder value, resulting in higher revenues, higher Return on Assets, a more diverse workforce, enhanced corporate governance, and improved stakeholder relations.

•	Boston Consulting Group finds companies with greater board diversity had 19 percent higher revenues than competitors.

•	International Monetary Fund finds substituting one man for one woman on a board is associated with higher Return on Assets.

•	Credit Suisse finds as the percentage of women on the board increases, so does the percentage of women in leadership.

•	The University of Toronto finds companies with greater board diversity are less prone to accounting mistakes, business controversies, and poor investment decisions.

•	Harvard Law research finds companies may be better positioned to recognize and respond to the interests of diverse stakeholders.

In response to this research, 61 percent of investors believe boards “should aim to reflect company’s customer base and the broader societies in which they operate by including directors drawn from racial and ethnic minority groups” (Institutional Shareholder Services). Wells Fargo’s 2021 proxy statement echoes this sentimate starting, “it is essential that the composition of the Board appropriately reflects the diversity of the Company’s employees and the customers and communities they serve.”

Yet, Wells Fargo’s board diversity is largely disproportionate with its employee makeup and customer base. The Board of Directors is comprised of 25 percent women and 25 percent minorities, while the employee workforce is comprised of 56 percent female employees and 45 percent racially/ethnically diverse employees. The demographic makeup of the United States, used here as a proxy for its customer base, is comprised of 51 percent women and 42 percent minorities.

We believe that a Board of Directors with a racial and gender composition reflective of Wells Fargo’s employee and customer base will more astutely minimize business risk, maximize opportunity, and increase shareholder value.

Resolved: Shareholders request that Wells Fargo report annually on its policies and practices to help ensure its elected Board of Directors attains racial and gender representation that is better aligned with the demographics of its employees and customers and/or regions in which it operates.

The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

Supporting Statement: A report adequate for investors could, with board discretion, include disclosure of:

•	Board targets aligned with the current employee and customer demographics (for example, using company’s country/state headquarter demographics as a proxy)

•	Progress/challenges meeting racial and/or gender board diversity targets

•	Strategies or practices deployed to increase diversity of board candidates

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Board Diversity Report – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 7 on the proxy card, for the following reasons:

•	Wells Fargo is committed to advancing diversity, equity, and inclusion and that commitment includes continuing to enhance the diversity of our Board.

•	Our director nomination process includes, as one of its criteria, consideration of gender, race, and ethnic diversity.

•	A number of our diverse directors hold key leadership positions on our Board.

•

We provide robust disclosures about our commitment to board diversity, including the process for recruiting diverse candidates and a Board experience matrix that includes Board members’ self-identified gender, race, and ethnicity information.

Championing diversity, equity, and inclusion is one of Wells Fargo’s core expectations for its leadership and employees. As a matter of practice, the Board considers our Board composition in light of the diverse communities and geographies we serve. Accordingly, as indicated in the Board Diversity section of this proxy statement, the Governance and Nominating Committee of the Board (the “GNC”) includes gender, race, and ethnic diversity as one of its criteria in the director nomination process and communicates that criterion to third-party search firms engaged in the process. In reviewing potential directors, the GNC considers the self-identified diversity characteristics of each director or potential director candidate. The GNC and our Board continue to consider opportunities to increase our Board diversity in a way that supports the current and anticipated needs of both the Board and the Company.

We also believe it is important to have not only diverse Board composition but also diversity among the Board’s leadership positions. Three of our Board committees—the GNC, Corporate Responsibility Committee (the “CRC”), and Risk Committee—have Chairs who are gender, racially, and/or ethnically diverse. We believe that the diversity of these Committee Chairs, as well as the diversity among our Board committee members, underscores the Board’s commitment to diversity, equity, and inclusion, including continued enhancement of the Board’s overall diversity. We also believe that the diverse composition of these committees supports a diversity of perspectives, which we believe, in the long term, will position the Company to increase shareholder value.

We have enhanced our disclosures over the years regarding our commitment to board diversity. In the Board Diversity section of this proxy statement, we describe the process for recruiting board candidates and how we integrate diversity into that process. Since 2017, we have included in our annual proxy statement a Board Qualifications and Experience Matrix, which, since 2018, has included information on Board members’ self-identified gender, race, and ethnicity.

We believe our current practices to continue to enhance our Board diversity and our robust disclosures in our proxy statement are responsive to the concerns raised in this proposal.

The Board recommends that you vote AGAINST this proposal (Item 7).

Item 7 – Shareholder Proposal – Racial and Gender Board Diversity Report Our Board recommends that you vote AGAINST this proposal (Item 7).

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Shareholder Proposals

Item 8 – Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights

American Baptist Home Mission Societies, 1075 First Avenue, King of Prussia, PA 19406, the holder of 127 shares of our common stock, has advised us that it intends to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

Resolved: Shareholders request that the Board of Directors provide a report to shareholders, at reasonable cost and omitting proprietary and confidential information, outlining how effective Wells Fargo’s policies, practices, and performance indicators are in respecting internationally recognized human rights standards for Indigenous Peoples’ rights in its existing and proposed general corporate and project financing.

Whereas: Internationally-recognized standards for Indigenous Peoples’ rights are the UN Declaration on the Rights of Indigenous Peoples and International Labour Organization Convention 169 concerning Indigenous and Tribal Peoples in Independent countries.1 Violation of the rights of Indigenous Peoples presents risks for Wells Fargo that can adversely affect shareholder value, including reputational damage, project delays and disruptions, litigation, and criminal charges.2 Wells Fargo adopted the Equator Principles (EPs) in 2005, committing to only finance projects by borrowers who exhibit social and environmental responsibility.3 The company faces reputational risk if it finances projects that conflict with its own commitments. Despite EP enhancements in 2019 after several members, including Wells Fargo, failed to respect Indigenous Rights by financing the Dakota Access pipeline (DAPL), Wells Fargo is providing $3.86 billion in financing for the Enbridge Line 3 tar sands pipeline expansion “Line 3”.4

Similar to DAPL, Line 3 poses significant risks to the land, water, and cultural rights of several Anishinaabe tribes. The expansion violates numerous rights of Indigenous Peoples as protected by international law, including the rights to free, prior, and informed consent (FPIC); health; culture; religion; security; and assembly.5 In particular, Line 3 threatens access to and health of manoomin, or wild rice, which is central to the survival of Anishinaabe culture.6 The pipeline, with estimated emissions equivalent to 50 coal plants, significantly contributes to climate change, disparately affecting Tribes.7 Enbridge and its partners have consistently failed to meet the international standard of FPIC as well as domestic standards of consultation with the Anishinaabe.8

Line 3 presents similar material risks as DAPL, which was estimated to incur over $7.5 billion in costs due to material social risks.9 Line 3 has a history of ruptures and spills, most recently spilling approximately 10,000 gallons of drilling fluid between July and August 2021.10 The project has been the subject of numerous lawsuits, including challenges to the Clean Water Act permit and tribal court litigation on the natural rights of manoomin.11

Furthermore, militarized response to protests and alleged violation of constitutional rights exposes Wells Fargo to reputational and litigation risk.12 Enbridge has reimbursed U.S. law enforcement over $2 million for policing protests against the construction of Line 3.13 Tactics included rubber bullets, pepper spray, solitary confinement in jail, denial of medications, and the bringing of excessive or inappropriate charges.14 There have been over 900 arrests, citations, and charges levied against Water Protectors, as well as harassment, surveillance,15 instances of sex trafficking, and violence against women.16

[1]	https://www.un.org/development/desa/indigenouspeoples/declaration-on-the-rights-of-indigenous-peoples.html;
https://www.ilo.org/dyn/normlex/en/f?p=NORMLEXPUB:12100:0::NO::P12100 INSTRUMENT ID:312314
[2]	https://www.colorado.edu/program/fpw/sites/default/files/attached-files/social_cost_and_material_loss_0.pdf
[3]	https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/our-approach.pdf
[4]	https://www.ran.org/wp-content/uploads/2020/12/RAN-Briefing_Line3_KXL.pdf
[5]	https://www.colorado.edu/program/fpw/sites/default/files/attached-files/cerd_request_line_3_pipeline.pdf
[6]	https://static1.squarespace.com/static/58a3c10abebafb5c4b3293ac/t/5bea2acc89858370442dec08/1542073038236/fa%20ctsheet+TREATY+RIGHTS.pdf
[7]	https://mn350.org/giant-step-backward/
[8]	https://tbinternet.ohchr.org/Treaties/CERD/Shared%20Documents/USA/INT_CERD_ALE_USA_9448_E.pdf
[9]	https://www.colorado.edu/program/fpw/sites/default/files/attached-files/social_cost_and_material_loss_0.pdf
[10]	https://minnesotareformer.com/2021/08/16/enbridge-line-3-drilling-fluid-spills-what-we-know-so-far/
[11]	https://www.hcn.org/articles/latest-justice-wild-rice-sues-to-stop-oil- pipeline#:~:text=it%20declared%20that%20within%20White, %2C%20recovery%2C%20and20preservation.%E2%80%9D
[12]	https://www.protestlaw.org/line3 ; https://www.promisehumanrights.blog/blog/2021/10/oil-flows-as lawsuits-continue-over-enbridges-line-3-pipeline
[13]	https://www .theguardian.com/uk-news/2021/oct/05/line-3-pipeline-enbridge-paid-police-arrest-protesters
[14]	https://www .theguardian.com/environment/2021/aug/10/protesters-line-3-minnesota-oil-gas-pipeline ;
https://www.vogue.com/article/letter-from-a-jailed-line-3-water-protector
[15]	https://theintercept.com/2021/08/07/minnesota-pipeline-line-3-public-records/
[16]	https://minnesotareformer.com/2021/03/08/shelter-reports-assaults-harassment-linked-to-line-3-pipeline-workers/ ;
https://www.vice.com/en/article/g5gkpw/four-enbridge-pipeline-workers-linked-to-sex-trafficking-minnesota

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Report on Respecting Indigenous Peoples’ Rights – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 8 on the proxy card, for the following reasons:

•

Wells Fargo recognizes its responsibility to respect the rights of Indigenous Peoples, which includes the right to determine their own way of life on their own lands, according to their time-honored cultures, traditions, and beliefs. We take into account that responsibility in how we conduct our business activities, and believe we have effective policies and procedures that allow us to respect those rights while serving our customers in a fair and consistent manner.

•

Wells Fargo has served Indigenous Peoples’ communities in the United States for more than 60 years, and we are committed to helping these communities achieve financial sustainability and prosperity. As the leading provider of capital and financial services to tribes and tribal-owned enterprises, we have developed banking relationships with many tribal nations and business entities, with over 50 branches on or near tribal lands across 12 states, and capital and financial services to more than 400 tribal entities, and donated more than $50 million since 2018 to nonprofits serving indigenous communities.

•

We have adopted and published on our Corporate Responsibility page (at https://www.wellsfargo.com/about/corporate-responsibility/goals-and-reporting/ under “Policies, Statements and Resources”) our Indigenous Peoples Statement (the “Statement”) that articulates Wells Fargo’s commitment to treating all Indigenous Peoples with dignity and respect. The Statement also articulates our approach to responsible financing when Wells Fargo financing may have impacts on Indigenous communities.

•

Our Board believes that the report requested by the proponents on the effectiveness of Wells Fargo’s policies and procedures in protecting the rights of Indigenous Peoples in lending and investment decisions, would inappropriately require disclosure of proprietary business decisions, and potentially, confidential customer information, and is unnecessary in light of our existing principles and risk management practices, including the Statement, for respecting the rights of Indigenous communities.

We understand that the identities and cultures of Indigenous Peoples are inextricably linked to the lands on which they live, and we respect their rights to determine their own way of life on their own lands, according to their time-honored cultures, traditions and beliefs. In acknowledgement of these rights, we adopted the Statement, which was developed in partnership with tribal leaders, Indigenous communities’ stakeholders, and their representatives in 2017, and was subsequently updated in 2019. The Statement describes Wells Fargo’s commitment to treating Indigenous Peoples with dignity and respect, and articulates our approach when Wells Fargo financing may have impacts on Indigenous communities.

To help us identify, evaluate, and manage complex environmental and social issues in our financing and investment businesses we have developed robust due diligence practices and procedures, including our Environmental and Social Risk Management Framework (which can be found at https://www.wellsfargo.com/about/corporate-responsibility/environmental-social-risk-management/). These practices help us confirm that our financing activities are adequately reviewed and assessed for, among other things, environmental and social risks, including potential impacts to Indigenous communities.

In addition to our robust due diligence framework for analyzing transactions that may impact an indigenous community, we are dedicated to serving Indigenous communities with products, services, and financial education programs tailored to help tribal clients, tribal governments, tribal enterprises, and tribal members succeed financially. Wells Fargo has committed $3 billion in credit to and holds $3.9 billion in deposits for tribal governments and tribally owned businesses. Since 2018, we have donated more than $50 million to nonprofit organizations serving American Indian, Alaska Native and Native Hawaiian communities, including for COVID-19 relief, housing affordability, financial health, environmental sustainability, small business growth, and scholarships.

Our Board believes that developing the report requested by the proposal would be both time consuming and costly without adding significant value to our shareholders and would require inappropriate disclosure of our proprietary business decisions, as well as confidential information about customers involved in a particular financing or investment transaction. Given this, in addition to our existing principles articulated in the Statement, and our robust due diligence practices and processes, we do not believe that providing the requested report ultimately serves the best interests of our shareholders.

Accordingly, the Board recommends that you vote AGAINST this proposal (Item 8).

Item 8 – Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights Our Board recommends that you vote AGAINST this proposal (Item 8).

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Item 9 – Shareholder Proposal – Climate Change Policy

The Sierra Club Foundation, 2101 Webster Street, Suite 1250, Oakland, CA 94612, the holder of 435 shares of our common stock, and three co-filers have advised us that they intend to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

Resolved: Shareholders request that the Board of Directors adopt a policy by the end of 2022 committing to proactive measures to ensure that the company’s lending and underwriting do not contribute to new fossil fuel development, consistent with fulfilling the United Nations Environmental Program Finance Initiative (UNEP FI) recommendations to the G20 Sustainable Finance Working Group, and the International Energy Agency (IEA)’s Net Zero Emissions by 2050 Scenario (NZE), for credible net zero commitments.

SUPPORTING STATEMENT

The Wells Fargo (WFC) loan portfolio is heavily exposed to borrowers beset by climate risk; WFC discloses, for example, more than $40 billion of unpaid loan balances relating to properties located in flood zones.1 Moreover, WFC acknowledges in its 2020 CDP Climate Change questionnaire that “[i]f emerging regulations and policies impact customers’ operating environments negatively, the bank could be exposed to revenue erosion which could lead to lower capital ratios through decreased retained earnings or asset quality decay.”2 Finally, recent movement toward tying bank capital reserve requirements to loan-book climate risk by the European Central Bank and Bank of England affect WFC’s operations in those regions.

WFC is a member of the Net Zero Banking Alliance (NZBA), for which our CEO committed to align with pathways consistent with a maximum temperature rise of 1.5 degrees Celsius above pre-industrial levels, utilizing decarbonization scenarios from “credible and well-recognized sources.”3

However, membership in the Alliance does not necessarily equate with alignment with global climate goals. The UNEP FI, which convenes the NZBA, published an Input Paper to the G20 Sustainable Finance Working Group which defines credible net zero commitments of financial institutions, including: “A financial institution establishing a net-zero commitment should begin aligning with the required assumptions and implications of IPCC 1.5°C no/low overshoot pathways as soon as possible....All no/low overshoot scenarios indicate an immediate reduction in fossil fuels, signaling that investment in new fossil fuel development is not aligned with 1.5°C.”4 Another of the world’s most credible sources, the IEA, in its NZE scenario, states that “no fossil fuel exploration is required and no new oil and natural gas fields are required beyond those that have already been approved for development.”5 WFC has restricted financing for new coal operations and Arctic drilling, but has no policy to halt financing any new oil and gas exploration and development. The Banking on Climate Chaos report shows WFC as the fourth- highest financier of companies expanding fossil fuels.6

WFC faces two associated problems: first, its prominence in asserting climate leadership flies in the face of its actions, creating reputational risk from accusations of greenwashing; second, underwriting or lending to projects which are unneeded under the UNEP FI recommendations or IEA NZE scenario potentially loads stranded assets onto its balance sheet or those of its customers. In this regard, investors need to know that WFC’s lending and underwriting policies are consistent with its own net zero commitment.

[1]	https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/goals-performance-data.pdf, at 29.
[2]	https://www08.wellsfargomedia.com/assets/pdf/about/corporate-responsibility/climate-change-information- request.pdf, at 22.
[3]	https://www.unepfi.org/wordpress/wp-content/uploads/2021/04/UNEP-Fl-NZBA-Commitment-Statement.pdf
[4]	https://g20.sfwg.org/wp-content/uploads/2021/10/2021-UNEP-FI.-Recomendations-for-Credible-Net-Zero-Commitments.pdf, at 15.
[5]	https://iea.blob.core.windows.net/assets/88dec0c7-3a11-4d3b-99dc-8323ebfb388b/WorldEnergyOutlook2021.pdf, at 100.
[6]	https://www.ran.org/wp-content/uploads/2021/03/Banking-on-Climate-Chaos-2021.pdf, at 38.

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Climate Change Policy – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 9 on the proxy card, for the following reason:

•

Wells Fargo set a goal of net-zero greenhouse gas emissions by 2050 and committed to setting interim emissions targets for the Oil & Gas and Power portfolios no later than the end of 2022. Setting targets for carbon-intensive sectors is the approach banks are implementing to operationalize their net-zero commitments. This approach is guided by leading industry groups, such as the Net-Zero Banking Alliance (NZBA), which we joined in October 2021.

•

Wells Fargo finances clients in a broad range of sectors of the U.S. economy and intends to continue working with clients during their transition to a low-carbon society. Implementing the proposal’s recommended policy – to stop lending and underwriting activities that contribute to new fossil fuel development – would effectively preclude us from offering general purpose loans to the Oil & Gas sector. We do not believe this approach is reasonable based on current energy usage and the potential negative impacts such a restrictive policy could have on the U.S. economy. Rather, we believe our target-setting approach and ongoing participation in financing the new capabilities and resources Oil & Gas companies will need for the future, coupled with our continued and substantial investment in renewable solar and wind power projects, will better facilitate an orderly and balanced transition away from high-emitting hydrocarbons.

•

Although the International Energy Agency’s (IEA) scenario cited in the proposal assumes no new oil and gas developments are needed to attain net zero, the IEA scenario is only one of several scenarios, and these other scenarios do not make this same assumption. We do not believe that conditioning our financing on a single assumption in a single scenario – which itself contains hundreds of other assumptions – is an effective or practical way to manage our lending practices or to further our net-zero goal.

In March 2021, we announced our goal of net-zero greenhouse gas emissions by 2050 and are taking steps towards that goal, including developing a methodology to set science-based targets for carbon-intensive sectors and joining the NZBA, an industry-led leadership group that supports more than 100 bank members in aligning their financing activities with net-zero goals. At the time we announced our net-zero goal, we also committed to setting emissions targets for our Oil & Gas and Power portfolios no later than the end of 2022 and have made substantial progress toward satisfying that commitment. We intend to publicly disclose interim emissions targets for these two sectors and our methodology for calculating emissions this year. Consistent with NZBA guidelines, we expect that we will augment these targets with transition plans that identify actions to meet the targets.

We are not proceeding down this path alone. Setting targets for carbon-intensive sectors is the approach banks are implementing to operationalize their net-zero commitments. This approach is guided by NZBA expectations for members to set targets for key high-emitting sectors and develop specific measures to realize these targets.

As we set targets and subsequently track progress against them, Wells Fargo plans to continue serving companies in a broad range of sectors. We value our client relationships and plan to continue working with clients during the transition to a low-carbon economy. The policy the proposal suggests we adopt – to stop lending and underwriting activities that contribute to new fossil fuel development – runs counter to our efforts to partner with our clients as they face challenges inherent in the energy industry’s transformation. Adopting such a policy would effectively preclude us from offering general purpose loans to the Oil & Gas sector. We do not believe this approach is reasonable based on current energy usage and the potential negative impacts such a restrictive policy could have on the U.S. economy. Rather, we believe our target-setting approach and ongoing participation in financing the new capabilities and resources Oil & Gas companies will need for the future will better facilitate an orderly and balanced transition away from high-emitting hydrocarbons.

Although the IEA’s net-zero scenario cited by the proposal assumes no new fossil fuel development is necessary to attain net zero, the IEA scenario is only one of several scenarios, and these other scenarios do not make this same assumption. Notably, the Network for Greening the Financial System (NGFS) Net Zero 2050 scenario does not assume an immediate cessation of investment in new oil and gas exploration as part of its pathway to achieve net-zero emissions. Moreover, climate scenarios, including the IEA’s net-zero scenario, contain hundreds of other assumptions. We are viewing these assumptions together, not in isolation, to apply the scenario holistically as we develop portfolio-wide emissions targets for the Oil & Gas and Power sectors. We do not believe that conditioning our financing on a single assumption in a single scenario is an effective or practical way to manage our lending practices or further our net-zero goal.

For the reasons stated above, we do not believe that adopting the policy recommended by the proposal would ultimately serve the best interests of our shareholders.

The Board recommends that you vote AGAINST the proposal (Item 9).

Item 9 – Shareholder Proposal – Climate Change Policy Our Board recommends that you vote AGAINST this proposal (Item 9).

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Shareholder Proposals

Item 10 – Shareholder Proposal – Conduct a Racial Equity Audit

Service Employees International Union Pension Plans Master Trust, 1800 Massachusetts Avenue, NW, Suite 301, Washington, DC 20036-1202, the holder of shares of our common stock with a market value in excess of $2,000, has advised us that it intends to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

RESOLVED that shareholders of Wells Fargo & Company (“WFC”) urge the Board of Directors to oversee an independent racial equity audit analyzing WFC’s adverse impacts on nonwhite stakeholders and communities of color. Input from civil rights organizations, employees, and customers should be considered in determining the specific matters to be analyzed. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on WFC’s website.

SUPPORTING STATEMENT

High-profile police killings of black people – most recently George Floyd – have galvanized the movement for racial justice. That movement, together with the disproportionate impacts of the COVID-19 pandemic have focused the attention of the media, the public and policy makers on systemic racism, racialized violence and inequities in employment, health care, and the criminal justice system.

In June 2020, WFC CEO Charles Scharf urged that “the inequality and discrimination that has been so clearly exposed . . . must not continue,” and WFC announced initiatives to improve workforce diversity and inclusion and invest in black-owned businesses.1 Those actions followed some missteps: Scharf’s statement that he appointed white men to top jobs after arriving at WFC because of “a very limited pool of Black talent,” demoralizing black employees, and the loss of black female top managers.2

WFC’s problems predate Scharf’s 2019 arrival. WFC has settled employment discrimination claims on several recent occasions, including incidents of race discrimination in 2014 uncovered through a Labor Department audit. In 2019, WFC settled a lawsuit by the City of Philadelphia alleging that WFC targeted nonwhite neighborhoods for high-fee and high-interest rate loans.3 In 2012, the same practices led to a $184 million Department of Justice settlement. A 2021 investigation found racial disparities in WFC’s lending under the Paycheck Protection Program in Los Angeles: businesses in majority-white neighborhoods were more than twice as likely to receive funding as businesses in majority-nonwhite neighborhoods.4

WFC’s activities with potential adverse impacts are not limited to the employment and lending contexts. WFC has supported numerous police foundations, which bypass normal procurement processes to buy equipment for police departments, including surveillance technology that has been used to target communities of color and nonviolent protestors. In the 2020 election cycle, WFC gave $135,000 to members of Congress who objected to certifying the election results,5 an action some viewed as “a direct attack on the voting rights of people of color.”6 Although WFC paused PAC contributions after the insurrection, it resumed them following a review of its criteria. WFC is a member of the American Bankers Association, which continues to donate to objecting members.7

A racial equity audit would help WFC identify, prioritize, remedy and avoid adverse impacts on nonwhite stakeholders and communities of color. We urge WFC to assess its behavior through a racial equity lens in order to obtain a complete picture of how it contributes to, and could help dismantle, systemic racism.

[1]	See https://stories.wf.com/wells-fargo-ceo-a-watershed-moment/
[2]	https://www.wsj.com/articles/wells-fargo-ceo-finds-himself-on-defense-after-a-tough-first-year-11602149402?mod=hp_lead_pos5
[3]	https://whyy.org/articles/wells-fargo-will-pay-philadelphia-10m-to-settle-citys-discriminatory-lending-lawsuit/
[4]	https://www.latimes.com/california/story/2021-05-01/ppp-loans-coronavirus-pandemic-businesses-trump
[5]	https://edition.cnn.com/interactive/2021/01/business/corporate-pac-suspensions/
[6]	See https://www.nytimes.com/2021/01/15/us/politics/lankford-apology-election-biden.html; https://www.marketwatch.com/story/business-leaders-call-for-action-on-trump-after-mob-siege-at-capitol-11609976655
[7]	https://www.citizensforethics.org/reports-investigations/crew-reports/corporations-have-given-10-million-to-the-sedition-caucus/

124	Wells Fargo & Company

Shareholder Proposals

Racial Equity Audit – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 10 on the proxy card, for the following reasons:

•

Our Board believes that the Company’s significant and ongoing diversity, equity, and inclusion (DE&I) initiatives and its existing and planned future disclosures of these efforts are responsive to the proposal. Additionally, consistent with our commitment in 2021, we expect to provide a disclosure, prior to the filing of this proxy statement, related to the Human Rights Impact Assessment, which includes a DE&I focus.

•

The Company has worked to integrate DE&I across the enterprise. In 2021, the Company added dedicated Diverse Segment Leader roles in each customer-facing line of business. Beginning in 2020, the Company launched forums in which executives from underrepresented groups share, on a regular basis, their perspectives and ideas with our CEO and other senior leaders on how to improve the experience of diverse employees and customers. Initiatives that result from these forum discussions are tracked and reviewed regularly.

•	The Company has focused on increasing executive accountability by linking DE&I outcomes to compensation.

•

Additionally, Wells Fargo has launched a number of new initiatives aimed at supporting communities of color and addressing systemic economic inequities including its Banking Inclusion Initiative, a 10-year commitment to help unbanked individuals gain access to affordable, mainstream, digitally-enabled transactional accounts, its investment in Minority Depository Institutions, and its commitment to the Black Economic Alliance Entrepreneurs Fund, among others.

We have significantly increased our focus on our DE&I strategy, which we believe enables the Company to play a positive role in supporting diverse stakeholders including its employees, customers, suppliers, and communities. We acknowledge the importance of active and ongoing engagement with our stakeholders, including listening to and learning from our employees, customers and other stakeholders.

In 2021, under the oversight of the Board’s Corporate Responsibility Committee, Wells Fargo engaged a third-party law firm with human rights expertise to conduct a Human Rights Impact Assessment (“HRIA”), with a focus on DE&I, to help us gain better insights into where our stakeholders perceive we have positive and negative human rights impacts. We expect to provide a disclosure related to the HRIA prior to the filing of this proxy statement. We also provide extensive information regarding our DE&I activities through our Company’s ESG reporting, DE&I webpage and this proxy statement. Some of this information can be found at https://www.wellsfargo.com/about/diversity/diversity-and-inclusion and https://www.wellsfargo.com/about/corporate-responsibility/goals-and-reporting/.

Wells Fargo is developing and implementing a comprehensive DE&I agenda that focuses on sustainable progress and lasting impact. In November 2020, our CEO created the Diverse Segments, Representation, and Inclusion (“DSRI”) department and hired Kleber Santos as the Head of DSRI. In this role, Mr. Santos reports directly to our CEO and serves on the company’s Operating Committee. Over the past year, the Company made significant progress on its DE&I priorities within Wells Fargo and in its engagement with customers, suppliers, and communities. In 2021, to further embed a DE&I focus in each line of business, Diverse Segment leader roles were created, each with dual reporting responsibilities to the Head of DSRI and the Head of the appropriate business unit. Additionally, starting in 2020, the Company began launching executive forums made up of senior leaders from underrepresented groups. Through these forums, which occur on a regular basis, these leaders propose to, and discuss with, the Operating Committee members, including our CEO, recommendations to improve the employee and customer experience at Wells Fargo. In 2021, these leaders also participated in a year-end strategy session with our CEO and other DSRI Leaders with the intent to create greater accountability on DE&I progress, reflect on accomplishments, and strategize for the upcoming year.

In 2021, Wells Fargo added a new DE&I executive performance objective for senior leaders that is directly connected to increasing gender, racial/ethnic representation in our executive ranks. This is now part of the individual performance consideration for our CEO and each Operating Committee member as described in the Compensation Discussion and Analysis section of this proxy statement. In addition, as part of the Company’s employee expectations, in 2020 Wells Fargo rolled out a DE&I performance objective for all managers and employees.

Moreover, we continue our focus on supporting communities of color. Through the Banking Inclusion Initiative—a 10-year commitment to help unbanked individuals gain access to affordable, mainstream, digitally-enabled transactional accounts—we aim to create a meaningful entry point to facilitate full participation in the economy and achievement of financial stability. The initiative will focus on reaching unbanked communities and, in particular, helping remove barriers to financial inclusion for Black and African American, Hispanic, and Native American/Alaska Native families, which according to the 2019 FDIC Survey of Household Use of Banking and Financial Services (released October 2020), account for more than half of America’s 7 million unbanked households.

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Shareholder Proposals

Additionally, as of May 2021, Wells Fargo made investments in a total of 13 Minority Depository Institutions (MDIs) and fulfilled our March 2020 announcement committing $50 million to Black-owned banks in communities across the country. As part of this equity capital investment, the Company will offer access to a dedicated relationship team that can work with each MDI on financial, technological, and product development strategies to help strengthen each institution and support growth. MDIs are a viable and very important sector of the banking industry that can directly support the financial health of communities where typically there are gaps in banking services. These investments will complement the Company’s community development efforts while positively impacting people in many communities we serve. Also in 2021, with the support of Wells Fargo, the Black Economic Alliance launched the Black Economic Alliance Entrepreneurs Fund (the “BEA Fund”) to accelerate the growth of Black entrepreneurs and business owners. Wells Fargo has committed to investing $20 million over five years and will also contribute our expertise as the BEA Fund begins working with small business owners and start-ups.

Our DE&I strategy extends to the Company’s philanthropic activities. For example, Wells Fargo donated the gross processing fees received in 2020 from funding of Paycheck Protection Program loans to create the Open for Business Fund, which supports Community Development Financial Institutions (CDFIs) and other nonprofit organizations that serve diverse small businesses. In 2021, the Company fully deployed its $420 million commitment, which included grants to 235 CDFIs and nonprofits. Approximately 85% of those served by Open for Business Fund grantees are projected to be Black, African American, Hispanic, Native American, Asian American, and other traditionally underserved small businesses most disproportionally impacted by the pandemic.

Given our comprehensive approach to DE&I, with continued oversight from our Board, management accountability, and our robust DE&I disclosures, we do not believe that performing a Racial Equity Audit ultimately serves the best interests of our shareholders.

The Board recommends that you vote AGAINST this proposal (Item 10).

Item 10 – Shareholder Proposal – Conduct a Racial Equity Audit Our Board recommends that you vote AGAINST this proposal (Item 10).

126	Wells Fargo & Company

Shareholder Proposals

Item 11 – Shareholder Proposal – Charitable Donations Disclosure

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, the holder of no fewer than 100 shares of our common stock, has advised us that it intends to introduce the following resolution at our annual meeting:

Resolution and Supporting Statement

Request for Charitable Donation Disclosure

RESOLVED:

The shareholders request that Wells Fargo & Company provide a report, published on the company’s website and updated semi-annually – and omitting proprietary information and at reasonable cost – that discloses, itemizes and quantifies all Company charitable donations, aggregated by recipient name & address each year for contributions that exceed $999 annually.

This report shall include:

1.	Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organization;

2.	Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

3.	Rationale for each of the charitable contributions.

To the extent reasonable and permissible, the report may include the type of information requested above for charities and foundations controlled or managed by the Company, including the Wells Fargo Foundation.

SUPPORTING STATEMENT:

Wells Fargo & Company’s assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s policies and procedures for charitable contributions should be disclosed to shareholders.

Company executives exercise wide discretion over the use of corporate assets for charitable purposes. Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

Current disclosure is insufficient to allow the Company’s Board, its shareholders, and its current and prospective customers to fully evaluate the charitable use of corporate assets.

There is currently no single source providing shareholders the information sought by this resolution.

Charitable Donations – Statement in Opposition

Our Board recommends a vote AGAINST this proposal, which is identified as Item 11 on the proxy card, for the following reasons:

•

Wells Fargo provides robust disclosures about our charitable contributions. Earlier this year, we made updates to our website to provide access to more detailed information about our donations directly on our Corporate Responsibility webpage (available at https://www.wellsfargo.com/about/corporate-responsibility) under “Environmental, Social and Governance Goals and Reporting.” For the bulk of our charitable contributions, these updates include a copy of a tax form that discloses, among other things, grantee name, address and amounts contributed.

•

We provide additional disclosures of charitable contributions through our interactive Impact Map which can be found at https://welcome.wf.com/impact/ and includes information on the causes we seek to support and allows viewers to filter by specific cause and location.

•

We provide disclosures regarding the process, approach and rationale for our charitable contributions. On our Corporate Responsibility webpage under “Community Giving,” we describe our policy for charitable contributions. It also provides detailed policy and procedural information including additional information on how we prioritize local community grants, grant eligibility, and information about the grant application process.

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Shareholder Proposals

•

While not charitable donations, various disclosures about our political activities and contributions to groups organized under Section 501(c)(4) of the Internal Revenue Code can be found on our Corporate Responsibility website under “Government Relations and Public Policy.”

The bulk of Wells Fargo’s charitable contributions are provided through the Wells Fargo Foundation (the “Foundation”), a private non-profit foundation, which complies with U.S. Internal Revenue Service (“IRS”) rules requiring annual disclosure via Form 990 of, among other things, details of its grantmaking. To demonstrate our commitment to transparency and to make it easier for those seeking details on the Foundation’s grantmaking, we began publishing the Foundation’s Form 990 on our website in January 2022. Included in the Form 990 are the names of the charitable organizations the Foundation supports, their addresses, as well as the general purposes and amounts of the grants. Organizations receiving funding from the Foundation must have a tax-exempt status under IRS code 501(c)(3) or be a qualified governmental agency, tribal entity or public school or school system. The Form 990 can be found on our Corporate Responsibility website under “Environmental, Social and Governance Goals and Reporting.”

We also provide additional disclosures via our interactive Impact Map, which can be found at https://welcome.wf.com/impact/. The Impact Map complements and expands the information in the form 990 described above and includes the name of the charitable entity, its location, and its mission. This interactive tool provides detailed information about Wells Fargo’s charitable contributions, which can be filtered by geographical location and/or a particular cause that the recipient advances, such as small business growth, housing affordability, and financial health, for example.

Wells Fargo also provides information on our website on how we evaluate and approve charitable contributions. Our approach to charitable contributions, which includes information on our four strategic focus areas, is disclosed in both our Community Giving webpage and our Impact webpage, and provides that we are “committed to building an inclusive, sustainable recovery for all through a focus on opening pathways to economic advancement, championing safe, affordable homes, empowering small businesses to thrive, and enabling a just, low-carbon economy.” Our Community Giving webpage also provides information on our process for evaluating local community grants to non-profits that align with our four strategic focus areas. Through our Community Giving webpage we also list our priorities in reviewing grant applications for non-profit organizations that support low- to moderate-income communities, racial and social equity, and accelerating an inclusive economy. Information about navigating the grant process, eligibility criteria and evaluation considerations is also available through the same webpage.

The proposal also requests disclosure of contributions made to 501(c)(4) organizations. Entities organized under Section 501(c)(4) of the Internal Revenue Code are not considered charitable organizations. While contributions to these organization are not charitable donations, various disclosures about our political activities and contributions to groups organized under Section 501(c)(4) of the Internal Revenue Code can be found on our Corporate Responsibility website under “Government Relations and Public Policy.”

Our existing charitable contributions disclosures publicly available on our website provide extensive information on the bulk of our charitable contributions and offer insights into our charitable giving policies and procedures, as requested in the proposal. The Board believes that the disclosures currently in place are fully responsive to the proposal.

The Board of Directors recommends a vote AGAINST this proposal (Item 11).

Item 11 – Shareholder Proposal – Charitable Donations Disclosure Our board recommends that you vote AGAINST this proposal (Item 11).

128	Wells Fargo & Company

Voting and Other Meeting Information

Meeting Date, Time, and Access

In the interest of the health and safety of our shareholders, employees, and communities and in light of the ongoing COVID-19 pandemic, our 2022 annual meeting will be held by remote communication in a virtual-only format. Shareholders will not be able to attend the 2022 annual meeting in person.

•	Date & time of 2022 Annual Meeting of Shareholders: Tuesday, April 26, 2022 at 10:00 a.m., EDT

•	Virtual Meeting Access: www.virtualshareholdermeeting.com/WFC2022

Shareholders of record of our common stock as of the close of business on the record date will be able to attend, vote, and ask questions at the 2022 annual meeting. To log into the meeting as a shareholder and in order to vote and ask questions during the meeting, you must enter the meeting using a valid control number included in your proxy materials. You also will be requested to provide your name and email address. If you do not have a valid control number, you may log into the meeting as a guest, but will not have the ability to vote or ask questions during the meeting. Additional information and instructions regarding voting, accessing the meeting, and participating in the meeting are provided below. Rules of conduct for the meeting will be available on the virtual meeting website.

In the event of technical difficulties with the virtual annual meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/WFC2022. If necessary, the announcement will provide information regarding the date, time, and location of any adjournment or postponement of the annual meeting. Any updated information regarding the annual meeting also will be posted on the Investor Relations page of our website at www.wellsfargo.com.

Where can I find my valid control number?

If you are a shareholder of record, your valid control number is a 16-digit control number provided in your notice of internet availability of proxy materials or proxy card. You will need your valid 16-digit control number to login to the virtual annual meeting website at www.virtualshareholdermeeting.com/WFC2022 and attend the virtual meeting as a shareholder, including in order to vote and ask questions during the meeting. If you are a street name holder, and your voting instruction form or notice of internet availability indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting.

Voting Information

Who can vote at the annual meeting?

Shareholders of record of our common stock as of the close of business on the record date are entitled to notice of and to vote at the meeting. The record date for the annual meeting is February 25, 2022. On the record date, we had 3,801,588,607 shares of common stock outstanding and entitled to vote. A list of our shareholders of record will be made available to shareholders during the annual meeting. Each share of common stock outstanding on the record date is entitled to one vote on each of the 14 director nominees and one vote on each other item to be voted on at the meeting. There is no cumulative voting.

To log into the meeting as a shareholder and in order to vote and ask questions during the meeting, you must enter the meeting using a valid control number included in your proxy materials. Participants in the Company’s 401(k) Plan or Stock Purchase Plan should read the additional information below under Can I vote online during the annual meeting? regarding voting their shares.

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Voting and Other Meeting Information

How many votes must be present to hold the annual meeting?

We will have a quorum and can conduct business at the annual meeting if the holders of a majority of the outstanding shares of common stock as of the record date are present or represented by proxy at the meeting. We urge you to promptly submit your proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count:

•	Shares present or by proxy and voting;

•	Shares present and not voting; and

•	Shares for which we have received proxies but for which shareholders have abstained from voting or that represent broker non-votes, which are described below.

How do I vote my shares?

You don’t have to attend the annual meeting to vote. The Board is soliciting proxies so that you can submit your proxy before the annual meeting. If you vote by proxy, you will be designating Derek A. Flowers, Mary T. Mack, and Michael P. Santomassimo, each of whom is a Company executive officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or submit your proxy over the internet, by mobile device, or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations. The proxies also have discretionary authority to vote to adjourn our annual meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations, or if any other business properly comes before the meeting. If any other business properly comes before the meeting, the proxies will vote on those matters in accordance with their best judgment.

The chart below provides general information on how to vote your shares before the meeting if you are:

•	A record holder — your shares are held directly in your name on our stock records and you have the right to vote your shares yourself or by proxy at the annual meeting;

•

A street name holder — your shares are held in an account at a brokerage firm, bank, or other similar entity. This entity is considered the record holder of these shares for purposes of voting at the annual meeting. You have the right to instruct the brokerage firm, bank, or other entity how to vote the shares in your account; or

•

A current or former Wells Fargo employee who holds shares in one or both of our Company Plans — you have the right to instruct the 401(k) Plan trustee or instruct the Stock Purchase Plan custodian how to vote the shares of common stock you hold as of the record date under each plan in which you participate. The trustee will vote all shares held in the 401(k) Plan in proportion to the voting instructions the trustee actually receives from all 401(k) Plan participants in accordance with the terms of the plan, unless contrary to ERISA. If you do not give voting instructions for your Stock Purchase Plan shares, these shares will not be voted. We refer to the 401(k) Plan and Stock Purchase Plan together as the “Company Plans.”

Method to submit your Proxy	Record or Street Name Holder	Company Plans Participant

Internet*	Go to www.proxyvote.com and follow the online instructions

See email sent to your current Company email address for instructions on how to access online proxy materials and submit your proxy over the internet

If proxy materials are received by mail, see mailed voting instruction form/proxy card for internet voting instructions

Mobile device*	Scan QR Barcode on your notice of internet availability of proxy materials or proxy card (if record holder) or voting instruction form (if street name holder)	Scan QR Barcode on your voting instruction form or proxy card

Telephone*	See notice of internet availability of proxy materials or proxy card (if record holder) or voting instruction form (if street name holder) for any telephone voting instructions	See email sent to your current Company email address or mailed voting instruction form/proxy card for telephone voting instructions

Mail (if proxy materials received by mail)	Complete, sign, date, and return the proxy card (if record holder) or voting instruction form (if street name holder)	Complete, sign, date, and return voting instruction form (for 401(k) Plan shares)/proxy card (for Stock Purchase Plan shares)

130	Wells Fargo & Company

Voting and Other Meeting Information

*	If you submit your proxy over the internet, by mobile device using the applicable QR Barcode, or by telephone, you will need the control number from your notice of internet availability of proxy materials, proxy card, or voting instruction form. If you submit your proxy over the internet, by mobile device, or by telephone, please do not mail back any voting instruction form or proxy card you received. See Other Information for additional information about the notice of internet availability and electronic delivery of our proxy materials.

Can I vote online during the annual meeting?

If you are a record holder or a street name holder on the record date, you can vote your shares of common stock online during the annual meeting provided that you log into the meeting as a shareholder using your valid control number included in your proxy materials or obtain a proxy, if applicable. If you are a participant in the Company Plans you must submit voting instructions for shares you hold through the Company Plans by the applicable deadline under What is the deadline for voting before the meeting? below. If you do not have a valid control number, you may log into the meeting as a guest, but will not have the ability to vote or ask questions during the meeting. If you attend the meeting and vote your shares online, your vote during the meeting will revoke any proxy you submitted previously over the internet, by mobile device, by telephone, or by mail. See Attending the Annual Meeting below for more information on how to attend, vote, and ask questions during the annual meeting.

Even if you currently plan to attend the meeting, we recommend that you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. Participants in the Company Plans must vote their shares before the annual meeting by the deadline provided below.

What are my voting options? What vote is required and how is my vote counted?

The table below shows your possible voting options on the items to be considered at the meeting, the vote required to elect directors and to approve each other item under our By-Laws, and the manner in which votes will be counted:

Item	Voting Options	Vote Required	Board Recommendation	Effect of Abstentions	Effect of Broker Non-Votes**

Election of Directors	For, Against, or Abstain	Votes cast FOR the nominee must exceed the votes cast AGAINST the nominee.*	FOR	No effect	No effect

Advisory Resolution to Approve Executive Compensation (Say on Pay)	For, Against, or Abstain	Majority of the shares present or represented by proxy at the annual meeting and entitled to vote on this item vote FOR this item.	FOR	Vote against	No effect

Approve the Company’s 2022 Long-Term Incentive Plan	For, Against, or Abstain	Majority of the votes cast on this item vote FOR this item.	FOR	No effect	No effect

Ratification of KPMG	For, Against, or Abstain	Majority of the shares present or represented by proxy at the annual meeting and entitled to vote on this item vote FOR this item.	FOR	Vote against	Not applicable

Shareholder Proposals	For, Against, or Abstain	Majority of the shares present or represented by proxy at the annual meeting and entitled to vote on each item vote FOR that item.	AGAINST	Vote against	No effect

*	As required by our Corporate Governance Guidelines, each nominee for director has tendered an irrevocable resignation that will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts the tendered resignation. For more information on these director resignation provisions, see the information under Director Election Standard and Nomination Process.

**	Under NYSE rules, member-brokers are prohibited from voting a customer’s shares on non-routine items (referred to as a “broker non-vote”) if the customer has not given the broker voting instructions on that matter. Only the proposal to ratify KPMG as the Company’s independent auditor is considered routine, and a broker may vote customer shares in its discretion on this item if the customer does not instruct the broker how to vote. All of the remaining items listed above are considered non-routine, and thus a broker will return a proxy card without voting on these non-routine items if a customer does not give voting instructions on these matters.

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Voting and Other Meeting Information

What is the deadline for submitting your proxy before the meeting?

If You Are:	Submitting Your Proxy By:	Your Proxy Must Be Received:

A record or street name holder	• Mail • Internet, mobile device, or telephone	• Prior to the annual meeting • By 11:59 p.m., Eastern Daylight Time (EDT), on April 25, 2022

A participant in the Company Plans	• Mail • Internet, mobile device, or telephone	• By April 20, 2022 • By 11:59 p.m., EDT, on April 21, 2022

May I change my vote?

Yes. If you are the record holder of the shares, you may revoke your proxy and change your vote by:

•	Submitting timely written notice of revocation to our Corporate Secretary at MAC #J0193-610, 30 Hudson Yards, New York, NY 10001-2170, prior to the vote at the annual meeting;

•	If you completed and returned a proxy card, submitting a new proxy card with a later date and returning it prior to the vote at the annual meeting;

•

If you submitted your proxy over the internet, by mobile device, or by telephone, submitting another later-dated proxy over the internet, by mobile device, or by telephone by the applicable deadline shown in the table above; or

•

Attending the annual meeting as a shareholder and voting your shares online during the annual meeting. In order to vote during the annual meeting, you will need to enter the meeting using the valid control number from your notice of internet availability of proxy materials, proxy card, or voting instruction form. See Attending the Annual Meeting below for more information on how to attend, vote, and ask questions during the annual meeting. Attending the meeting alone will not revoke your proxy.

If your shares are held in street name, you may revoke your voting instructions and change your vote by submitting new voting instructions to your brokerage firm, bank, or other similar entity before the deadline shown above or, you may change your voting instructions by attending the meeting and voting online during the meeting, provided that you log into the meeting as a shareholder using your valid control number included in your proxy materials.

If you participate in the Company Plans, you may revoke your voting instructions and change your vote by submitting new voting instructions to the trustee or custodian of the applicable plan before the deadline shown above.

Is my vote confidential?

It is our policy that documents identifying your vote are confidential. The vote of any shareholder will not be disclosed to any third party before the final vote count at the annual meeting except to meet legal requirements; to assert claims for or defend claims against the Company; to allow authorized individuals to count and certify the results of the shareholder vote; in the event of a proxy solicitation in opposition to the Board takes place; or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. The Inspector of Election and those who count shareholder votes will be employees of an unaffiliated third party who have been instructed to comply with this policy. Third parties unaffiliated with the Company will count the votes of participants in the Company Plans.

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Voting and Other Meeting Information

Attending the Annual Meeting

How can I attend the 2022 annual meeting?

The 2022 annual meeting will be held virtually via a live webcast. If you are a shareholder of record of our common stock on the record date, you can attend, examine our stock list, and ask questions at the 2022 annual meeting. See Can I vote online during the annual meeting? above for more information on how record holders and street name holders can vote during the annual meeting. If you do not have your valid control number that was included in your proxy materials, you can listen to the 2022 annual meeting as a guest.

Meeting Date, Time, and Location	April 26, 2022 at 10:00 a.m., EDT www.virtualshareholdermeeting.com/WFC2022

Attend and Participate in 2022 Annual Meeting as a Shareholder

Go to www.virtualshareholdermeeting.com/WFC2022 and, when prompted, enter the valid control number from your notice of internet availability of proxy materials, proxy card, or voting instruction form, your name, and your email address. Once you are admitted to the meeting as a shareholder, you can ask questions and vote by following the directions on the virtual meeting website.

To log into the meeting as a shareholder and in order to vote and ask questions during the meeting, you must enter the meeting using a valid control number included in your proxy materials.

We encourage shareholders to log into this website and access the virtual meeting before the start time. You will be able to begin the online check-in process approximately 15 minutes before the meeting starts.

Attend 2022 Annual Meeting as a Guest	If you do not have a valid control number, you may attend the 2022 annual meeting as a guest, but you will not have the ability to vote your shares or ask questions during the virtual meeting. Go to www.virtualshareholdermeeting.com/WFC2022 and, when prompted, register as a guest in order to listen to the meeting.

Virtual Meeting Website Technical Support	For technical assistance joining the virtual meeting website, please call the technical support telephone number posted on the virtual meeting website login page.

If you are unable to attend the annual meeting, we will make available a recording of our 2022 annual meeting for a period of time after the meeting on the Investor Relations page of our website at www.wellsfargo.com.

How can I ask questions during the 2022 annual meeting?

The Company will endeavor to answer as many questions submitted by shareholders pertinent to meeting matters or the business of the Company during designated question and answer sessions as time permits. Shareholders who log in with their valid control number to attend our 2022 annual meeting at www.virtualshareholdermeeting.com/WFC2022 will have an opportunity to submit questions via the virtual meeting website in the appropriate question field at or before the time the matters are before the annual meeting for consideration. In addition, shareholders may submit questions for a period of time in advance of the meeting at www.proxyvote.com. Each question should be accompanied by your name, be succinct, and cover only one topic. We may group, summarize, and answer together questions from multiple shareholders on the same topic or that are otherwise related to avoid repetition. In order to allow other shareholders in attendance the ability to ask a question and the Company to respond to those questions, we may limit each shareholder to two questions, whether submitted prior to or during the annual meeting. Shareholder questions that are not pertinent to meeting matters or the business of the Company, that relate to personal financial or other matters, that contain offensive or derogatory language, or that are otherwise out of order and not appropriate for the conduct of the annual meeting will not be addressed during the meeting. We will refer questions related to personal matters to the appropriate customer service or Human Resources representative for a response.

2022 Proxy Statement	133

Voting and Other Meeting Information

Shareholder Information for Future Annual Meetings

Shareholder Proposals and Director Nominations for Inclusion in the Proxy Statement for the 2023 Annual Meeting

Shareholders interested in submitting a proposal for inclusion in the proxy statement for the Company’s annual meeting of shareholders in 2023 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received either at our principal executive offices at 420 Montgomery Street, San Francisco, CA 94104 (Attention: Charles W. Scharf, CEO), or by our Corporate Secretary, Tangela Richter, at MAC# J0193-610, 30 Hudson Yards, New York, NY 10001, no later than the close of business on November 14, 2022.

Under our By-Laws, an eligible shareholder, or group of up to 20 eligible shareholders, owning our voting stock continuously for at least three years and shares representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials director nominees constituting up to the greater 20% of the Board or two directors (as such number may be adjusted in accordance with our By-laws), provided that the shareholder(s) and nominee(s) satisfy the requirement of the By-laws. To nominate a director pursuant to our proxy access provisions, you must comply with all of the procedures, information requirements, qualifications and conditions set forth in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at the address above no earlier than the close of business on October 15, 2022 and no later than the close of business on November 14, 2022.

Other Proposals and Nominations for Presentation at the 2023 Annual Meeting

Under our By-Laws, a shareholder who wishes to nominate an individual for election to the Board or to propose any business to be considered at an annual meeting directly at the annual meeting, rather than for inclusion in our proxy statement, must deliver advance notice of such nomination or business to the Company following the procedures in the By-Laws. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the By-Laws for a director nomination or other business. The Company’s 2023 annual meeting is currently scheduled to be held on April 25, 2023, and to be timely, the notice must be delivered not earlier than the close of business on December 27, 2022 (the 120th day prior to the first anniversary of this year’s annual meeting) and not later than the close of business on January 26, 2023 (the 90th day prior to the first anniversary of this year’s annual meeting) to both our CEO and Corporate Secretary as follows: Charles W. Scharf, CEO, Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104; and Tangela Richter, Corporate Secretary, MAC# J0193-610, 30 Hudson Yards, New York, NY 10001. However, if the Company’s 2023 annual meeting is more than 30 days before or more than 60 days after the first anniversary of this year’s annual meeting, such notice must be delivered not earlier than the close of business on the 120th day prior to the date of the 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2023 annual meeting or, if the first public announcement of the date of the 2023 annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a shareholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above or where a notice is received within these time frames, if the shareholder delivering the notice fails to satisfy the requirements of SEC Rule 14a-4.

In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the advance notice bylaws for our 2023 annual meeting is February 25, 2023.

The requirements described above are separate from the procedures you must follow to recommend a nominee for consideration by the GNC for election as a director as described under Director Election Standard and Nomination Process and from the requirements that a shareholder must meet in order to have a shareholder proposal pursuant to SEC Rule 14a-8 or a proxy access director nominee under our By-Laws included in our proxy statement.

134	Wells Fargo & Company

Voting and Other Meeting Information

Other Information

Cost of Soliciting Proxies

We pay the cost of soliciting proxies. We have retained D.F. King & Co., Inc. to help the Board solicit proxies. We expect to pay approximately $35,000 plus out-of-pocket expenses for its help. Members of the Board and our employees may also solicit proxies for us by mail, telephone, e-mail, or in person. We will not pay our directors or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, or similar entities representing street name holders for their expenses in forwarding the notice of internet availability of proxy materials and/or proxy materials to their customers who are street name holders and obtaining their voting instructions.

Electronic Delivery of Proxy Materials

We use the SEC notice and access rule that allows us to furnish our proxy materials to our shareholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about March 14, 2022, we sent to our shareholders of record a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received only a notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

We provided some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice that the materials are electronically available over the internet. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to shareholders by signing up to receive all of your future proxy materials electronically, as described below.

If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one notice or more than one set of paper proxy materials. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

How to Receive Future Proxy Materials Electronically

Shareholders can sign up to receive proxy materials electronically, and will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials by e-mail in the future, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or follow the instructions on the notice, or if a street name holder, contact your brokerage firm, bank, or other similar entity that holds your shares.

If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the annual meeting or for future meetings, please follow the instructions on the website referred to on the electronic notice you received.

Householding

SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receiving a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices.

2022 Proxy Statement	135

Voting and Other Meeting Information

Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:

Wells Fargo & Company

MAC #J0193-610

30 Hudson Yards

New York, NY 10001-2170

Attention: Corporate Secretary

1-866-870-3684

136	Wells Fargo & Company

Notes on non-GAAP financial measures

1.	We evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company’s use of equity. The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

Non-GAAP reconciliations

Return on Average Tangible Common Equity

		Average balance

		Year ended

(in millions, except ratios)		Dec 31, 2021	Dec 31, 2020

Total equity		191,219	184,689

Adjustments:

Preferred stock		(21,151)	(21,364)

Additional paid-in capital on preferred stock		137	148

Unearned ESOP shares		874	1,007

Noncontrolling interests		(1,601)	(769)

Total common stockholders’ equity	(A)	169,478	163,711

Adjustments:

Goodwill		(26,087)	(26,387)

Certain identifiable intangible assets (other than MSRs)		(294)	(389)

Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,226)	(2,002)

Applicable deferred taxes related to goodwill and other intangible assets(1)		867	834

Tangible common equity	(B)	141,738	135,767

Net income applicable to common stock	(C)	$20,256	1,786

Return on average common stockholders’ equity (ROE)	(C)/(A)	11.95%	1.09

Return on average tangible common equity (ROTCE)	(C)/(B)	14.29	1.32

(1)	Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

For purposes of measuring performance, as provided in our Long-Term Incentive Compensation Plan (LTICP) or the applicable form of award agreement, Return on Tangible Common Equity (ROTCE) means, for the Company and each of the other Financial Performance Group Companies, the net income of the company as reported in its consolidated financial statements on an annualized basis less dividends accrued on outstanding preferred stock, divided by the company’s average total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than mortgage servicing rights) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes, as may be adjusted by the Committee, in its discretion, for the effect of (i) losses resulting from discontinued operations, (ii) the cumulative effect of significant changes in generally accepted accounting principles, and (iii) any other unusual or infrequently occurring gain or loss which is separately identified and quantified. Under the terms of Mr. Scharf’s offer letter, ROTCE for purposes of his Performance Shares is adjusted to exclude the impact of any penalties or other charges related to litigation, investigations or examinations arising out of retail sales practices of the Company or other material regulatory matters related to the conduct of the Company during periods prior to his employment.

2022 Proxy Statement	137

Additional notes

1.	For Performance Shares,Total Shareholder Return (TSR) means, for the Company and each of the other Financial Performance Group Companies, (a)(i) the company’s average closing price of a share of common stock (as reported in such reliable source as determined by the Committee, in its sole discretion) over the last 20 consecutive trading days, ending on December 31, 2024 (“End Price”), minus (ii) the company’s average closing price of a share of common stock (as reported in such reliable source as determined by the Committee, in its sole discretion) over the first 20 consecutive trading days occurring in calendar year 2022 (“Base Price”), plus the value of any dividends declared on such common stock in respect of an ex-dividend date occurring during the Performance Period, as adjusted assuming such dividends were reinvested in shares of common stock of the issuing company on such ex-dividend date (“Reinvested Dividends”), divided by (b) the Base Price (in each case, with such adjustments as are appropriate, in the judgment of the Committee in its sole discretion, to equitably calculate TSR in light of any stock splits, reverse stock splits, stock dividends, and other extraordinary transactions or other changes in the capital structure of the company, as applicable).

2.	Net Operating Loss (NOL) means for any year in the Performance Period, that the Company reports a net loss in the Company’s consolidated financial statements, and a net loss continues to exist after eliminating the effect of the following items, each determined based on generally accepted accounting principles: (i) losses resulting from discontinued operations; (ii) the cumulative effect of changes in generally accepted accounting principles; and (iii) any other unusual or infrequent loss which is separately identified and quantified.

3.	Return on Realized Common Equity (RORCE) means the net income of our Company as reported in our consolidated financial statements (and subject to possible adjustments as provided in the LTICP or the applicable form of award agreement), on an annualized basis less dividends accrued on outstanding preferred stock, divided by our Company’s average total common equity excluding average accumulated comprehensive income as reported in our consolidated financial statements for the relevant performance period.

4.	Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

5.	Represents our Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach which is our binding CET1 ratio. CET1 ratio is a regulatory calculation used by management, investors, regulators and others to assess the company’s capital position. For additional information on our CET1 ratio, see the “Capital Management – Risk-Based Capital and Risk-Weighted Assets” section beginning on page 56 of the Company’s 2021 Annual Report to Shareholders filed as Exhibit 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

6.	The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

7.	Return on equity (ROE) represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.

138	Wells Fargo & Company

2022 Long-Term Incentive Plan

Appendix A — Wells Fargo & Company

2022 Long-Term Incentive Plan

1.	Purpose. The purpose of this Wells Fargo & Company 2022 Long-Term Incentive Plan (the “Plan”) is to assist Wells Fargo & Company (the “Company”) and its Affiliates (as defined below) in attracting, retaining and rewarding employees, officers and directors, and to motivate them to achieve company goals and to drive sustained shareholder value.

2.	Administration.

2.1	Administration of the Plan. The Plan shall be administered by the Committee. Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. Any or all aspects of the administration of the Plan may be delegated to one or more officers or Employees, including, without limitation, the authority to grant Awards to Participants who are not Executive Officers, if and to the extent permitted by applicable law.

2.2	Defined Terms. Terms in the Plan that begin with an initial capital letter and are not otherwise defined in the text of the Plan are defined as set forth in Appendix A.

2.3	Powers of the Committee. Subject to the express provisions of this Plan, including, without limitation, Section 24, the Committee shall be authorized and empowered to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are eligible to be granted Awards under Section 4, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions of Awards, including the number of Shares subject to Awards, the exercise or purchase price of such Shares, and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish and certify the extent of satisfaction of any performance criteria or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of Award Agreements or other communications evidencing Awards made under this Plan (which need not be identical) (including, without limitation, to modify, amend, or accelerate Awards, subject to Sections 9.6 and 10.4) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 22; (vii) to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

2.4	Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, Beneficiaries, heirs or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

3.

Shares Available Under the Plan; Limitation on Awards. Subject to adjustment as provided in Section 22, the aggregate number of Shares issuable pursuant to all Awards under this Plan on or after April 27, 2022 shall not exceed 132,439,684 Shares, minus twice the number of any Shares awarded to Directors under the Company’s Long-Term Incentive Plan (the “LTICP”) at the annual meeting of the Company’s shareholders on April 26, 2022 (the “2022 Annual Meeting”), plus any Shares subject to equity compensation awards that are outstanding under the LTICP on the Effective Date that are subsequently canceled, forfeited, expired, or settled in cash. The Shares issued pursuant to Awards granted under this Plan may consist, in whole or in part, of authorized but unissued Shares or treasury Shares not reserved for any other purpose. For purposes of this Section 3, the aggregate number of Shares available for Awards under this Plan at any time shall not be reduced with respect to Shares attributable to Awards that have been canceled, expired, forfeited or settled in cash. Except in the case of Options, Incentive Stock Options or Stock Appreciation Rights, in the event that withholding tax liabilities arising from an Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the

2022 Proxy Statement	A-1

2022 Long-Term Incentive Plan

Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan. Substitute Awards may be granted under this Plan and such Substitute Awards shall not reduce the aggregate number of Shares available for Awards under this Plan.

4.	Participation. Participation in the Plan shall be limited to Employees of the Company or an Affiliate selected by the Committee and to Directors. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any subsidiary within the meaning of the Code. Participation is entirely at the discretion of the Committee and is not automatically continued after an initial period of participation.

5.	Performance Shares and Performance Units. An Award of Performance Shares or Performance Units under the Plan shall entitle the Participant to future payments or Shares or a combination thereof based upon the level of achievement with respect to one or more pre-established performance criteria established for one or more Performance Periods. The Performance Period over which Performance Shares or Performance Units are earned shall not be less than one year nor more than five years as specified by the Committee.

5.1	Amount of Award. The Committee shall establish a maximum amount of a Participant’s Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

5.2	Communication of Award. Each Award Agreement evidencing an Award of Performance Shares or Performance Units shall contain provisions regarding (i) the target and maximum amount payable to the Participant pursuant to the Award, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the Performance Period over which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned based on performance, (v) restrictions on the alienation or transfer of the Award prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

5.3	Performance Criteria. Performance criteria established by the Committee shall relate to corporate, group, unit, individual or other performance, and may be established according to financial or nonfinancial metrics, or such other measures or standards determined by the Committee. Multiple performance criteria may be used and the components of multiple performance criteria may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities.

5.4	Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance criteria have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or a combination thereof. Payment shall be made on such date(s) after the end of the applicable Performance Period as the Committee establishes at the time the Award is granted in a single lump sum unless the Committee provides otherwise, subject to such terms and conditions and in such form as may be prescribed by the Committee. Unless the Committee provides otherwise, the payment date so established by the Committee shall not be later than March 15 of the year after the year in which the Performance Period ends. Payment in Stock may be in Restricted Stock as determined by the Committee at the time the Award is granted.

6.	Restricted Stock Awards. An Award of Restricted Stock under the Plan shall consist of Shares, the grant, issuance, retention, vesting and/or transferability of which are subject, during specified periods of time, to such conditions and terms as the Committee deems appropriate. Awards of Restricted Stock granted pursuant to the Plan need not be identical, but each grant of Restricted Stock must contain and be subject to the terms and conditions set forth below.

6.1	Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee. Shares issued under an Award of Restricted Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.

6.2

Vesting and Lapse of Restrictions. The grant, issuance, retention, vesting and/or settlement of Shares of Restricted Stock shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Shares of Restricted Stock subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; provided that except as set forth in this Plan, in no event shall the grant, issuance, retention, vesting and/or settlement of Shares under an Award of Restricted Stock that is based on performance criteria and the level of achievement versus such criteria be subject to a Performance Period of less than one year and no condition that is based solely upon continued employment or the passage of time shall provide for vesting or settlement of an Award of Restricted Stock less than one year from the date the Award is granted, in each case other

A-2	Wells Fargo & Company

2022 Long-Term Incentive Plan

than as a result of or upon the death, disability or Retirement of the Participant or a Change in Control. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to Restricted Stock that is granted in lieu of salary, cash bonus or other cash compensation or to Substitute Awards, in which case there may be no minimum Term, and for purposes of this limitation one year shall include a Director year from one annual shareholder meeting until the next annual shareholder meeting. In addition, notwithstanding anything herein to the contrary, the Committee may grant Awards of Restricted Stock and Restricted Share Rights which vest prior to one year from the date of grant (“Shorter Vesting Awards”) as determined by the Committee and evidenced in an Award Agreement provided that the aggregate number of Shares underlying all such Shorter Vesting Awards granted on or after the Effective Date under the Plan shall not exceed 5% of the aggregate number of Shares set forth in Section 3 as adjusted pursuant to Section 22.

6.3	Rights as a Shareholder. Unless the Committee provides otherwise, a Participant shall have all voting, dividend, liquidation and other rights with respect to Restricted Stock held by such Participant as if the Participant held unrestricted Shares provided that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to Sections 6.1, 6.2 and 6.4 and the limitation on dividends set forth in this Section 6.3. Any dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions and vesting schedule as the Shares to which such dividends or distributions relate. Dividends or distributions may be accumulated but shall not be paid with respect to unvested Restricted Stock unless and until the vesting conditions are satisfied.

6.4	Other Restrictions. The Company may retain any Shares of Restricted Stock in the Company’s possession or held in escrow by a designated employee or agent of the Company or any Affiliate until any restrictions and/or conditions applicable to Shares of Restricted Stock so retained have been satisfied or lapsed. Any certificate issued in respect to an Award of Restricted Stock may, at the election of the Committee, bear a legend considered appropriate by the Committee.

7.	Stock Awards.

7.1	Grant. A Participant may be granted one or more Stock Awards under the Plan; provided that such Award to an Employee is granted in lieu of salary, cash bonus or other cash compensation. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee.

7.2	Rights as a Shareholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 7 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided that the Committee may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate. Any dividends or distributions paid with respect to shares of unvested Stock Awards shall be subject to the same restrictions and vesting schedule as the Shares to which such dividends or distributions relate. Dividends or distributions may be accumulated but shall not be paid with respect to unvested Stock Awards unless and until the vesting conditions are satisfied.

8.	Restricted Share Rights. Restricted Share Rights are Awards denominated in units under which the issuance of Shares or payment is subject to such conditions and terms as the Committee deems appropriate. Restricted Share Rights granted pursuant to the Plan need not be identical, but each grant of Restricted Share Rights must contain and be subject to the terms and conditions set forth below.

8.1	Award Agreement. Each Award of Restricted Share Rights shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

8.2

Vesting and Lapse of Restrictions. The grant, issuance, retention, vesting and/or settlement of Restricted Share Rights shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Restricted Share Rights subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; provided that except as set forth in this Plan, in no event shall the grant, issuance, retention, vesting and/or settlement of Shares under an Award of Restricted Share Rights that is based on performance criteria and the level of achievement versus such criteria be subject to a Performance Period of less than one year, and no condition that is based solely upon continued employment or the passage of time shall provide for vesting or settlement of an Award of Restricted Share Rights over a Term of less than one year from the date the Award is granted, in each case other than as a result of or upon the death, disability or Retirement of the Participant or a Change in Control. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to an Award of Restricted Share Rights that is granted in lieu of salary, cash bonus or other cash compensation or to Substitute Awards, in which case there may be no minimum Term, and for purposes of this limitation one year shall include a Director

2022 Proxy Statement	A-3

2022 Long-Term Incentive Plan

year from one annual shareholder meeting until the next annual shareholder meeting. In addition, notwithstanding anything to the contrary herein, the Committee may grant Shorter Vesting Awards as determined by the Committee and evidenced in an Award Agreement provided that the aggregate number of Shares underlying all such Shorter Vesting Awards granted on or after the Effective Date under the Plan shall not exceed 5% of the aggregate number of Shares set forth in Section 3 as adjusted pursuant to Section 22. Notwithstanding anything in this Section 8.2 to the contrary, settlement of Restricted Share Rights shall be completed not later than March 15 of the year after the year in which the vesting restrictions lapse on such Restricted Share Rights unless the Committee provides otherwise.

8.3	Rights as a Shareholder. Participants shall have no voting rights with respect to Shares underlying Restricted Share Rights unless and until such Shares are reflected as issued and outstanding Shares on the Company’s stock ledger. Shares underlying Restricted Share Rights shall be entitled to dividend equivalents only to the extent provided by the Committee but shall not be paid with respect to unvested Restricted Share Rights unless and until the vesting conditions are satisfied although they may be accumulated until such time. Any dividend equivalents with respect to unvested Restricted Share Rights shall be subject to the same restrictions and vesting schedule as Restricted Share Rights to which such dividend equivalents relate. Dividends or distributions may be accumulated but shall not be paid with respect to unvested Restricted Share Rights unless and until the vesting conditions are satisfied.

9.	Options. The Committee may grant an Option or provide for the grant of an Option, either from time-to-time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance criteria. Except to the extent provided herein, no Participant (or Beneficiary of a deceased Participant) shall have any rights as a shareholder with respect to any Shares subject to an Option granted hereunder until said Shares have been issued. Options granted pursuant to the Plan need not be identical, but each Option must contain and be subject to the terms and conditions set forth below.

9.1	Type of Option; Number of Shares. Each Option shall be evidenced by an Award Agreement identifying the Option represented thereby as an Incentive Stock Option or Non-Qualified Stock Option, as the case may be, and the number of Shares to which the Option applies.

9.2	Exercise Price. The exercise price under each Option shall be established by the Committee and shall not be less than the Fair Market Value of the Shares subject to the Option on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a Substitute Award for options held by optionees of the acquired entity may be less than 100% of the Fair Market Value on the date such Option is granted. The terms and conditions of any Substitute Award are intended to meet all requirements necessary to prevent such Substitute Awards from being treated as the grant of a new stock right or a change in the form of payment within the meaning of the final regulations under Code §409A.

9.3	Exercisability. The Committee shall have the right to make the timing of the ability to exercise any Option subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee, provided that in no event shall any Option awarded to a Participant provide for full or partial vesting in a period of less than one year, other than as a result of or upon the death, disability or Retirement of the Participant or a Change in Control.

9.4	Exercise Term. Each Option shall have a Term established by the Committee, provided that no Option shall be exercisable after ten years from the date of grant.

9.5	Payment for Shares. The exercise price of the Shares with respect to which an Option is exercised shall be payable at the time of exercise in accordance with procedures established by the Company. The exercise price of any Option may be paid in cash or, to the extent allowed by the Committee, an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery (either physically or by attestation) of previously owned Shares, or a combination thereof or any other method approved by the Committee.

9.6	No Repricing. Other than in connection with a change in the Company’s capitalization or other transaction (as described in Section 22), an Option may not be repriced without shareholder approval (including canceling previously awarded Options and regranting them with a lower exercise price, canceling outstanding Options with an exercise price less than Fair Market Value in exchange for cash or Awards or taking any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded).

9.7

Incentive Stock Options. In the case of an Incentive Stock Option, each Option shall be subject to any terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option as an Incentive Stock Option. Notwithstanding anything to the contrary in this Section 9, in the case of an Incentive Stock Option (a) if the

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Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110 percent of the Fair Market Value of the common stock of the Company on the date of grant, and the Option must expire within a period of not more than five years from the date of grant, (b) termination of employment will be deemed to occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its subsidiaries and (c) the number of Shares that may be issued upon exercise of Incentive Stock Options shall not exceed the aggregate Share number stated in Section 3 (including adjustment as provided in Section 22). Notwithstanding anything in this Section 9 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and shall be deemed Non-Qualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, taking Options into account in the order in which they were granted, and (ii) such Options otherwise remain exercisable but are not exercised within three months of termination of employment (or such other period of time provided in Section 422 of the Code).

10.	Stock Appreciation Rights.

10.1	General. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the right an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a Share at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted. Stock Appreciation Rights may be granted to Participants from time to time. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. All Stock Appreciation Rights shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 9. Subject to the foregoing sentence and the terms of the Plan, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

10.2	Exercise Price. The per Share price for exercise of Stock Appreciation Rights shall be determined by the Committee, but shall be a price that is equal to or greater than 100% of the Fair Market Value of the Shares subject to the Award on the date of grant; provided, however, that the per Share exercise price with respect to a Stock Appreciation Right that is granted in connection with a merger or other acquisition as a Substitute Award for stock appreciation rights held by awardees of the acquired entity may be less than 100% of the Fair Market Value on the date such Award is granted. The terms and conditions of any Substitute Award are intended to meet all requirements necessary to prevent such Substitute Awards from being treated as the grant of a new stock right or a change in the form of payment within the meaning of the final regulations under Code §409A.

10.3	Exercise Term. Each Stock Appreciation Right shall have a Term established by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant.

10.4	No Repricing. Other than in connection with a change in the Company’s capitalization or other transaction (as described in Section 22), a Stock Appreciation Right may not be repriced without shareholder approval (including canceling previously awarded Stock Appreciation Rights and regranting them with a lower exercise price, canceling outstanding Stock Appreciation Rights with an exercise price less than Fair Market Value in exchange for cash or Awards or taking any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded).

10.5	Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of cash, Shares or a combination thereof as determined by the Committee at the time the Award is granted. However, notwithstanding any other provisions of this Plan, in no event may the payment (whether in cash or Shares) upon exercise of a Stock Appreciation Right exceed an amount equal to 100% of the Fair Market Value of the Shares subject to the Stock Appreciation Right at the time of grant.

11.	Director Awards.

11.1

The Committee shall determine all Awards to Directors. The terms and conditions of any grant to any such Director may be set forth in an Award Agreement. Directors may only be granted Awards under the Plan in accordance with this Section 11 and such Awards shall not be subject to management’s discretion. From time to time, the Committee shall set the amount(s) and type(s) of Awards that shall be granted to all Directors on a periodic, nondiscriminatory basis, as well as any additional Award(s) to be granted, also on a periodic, nondiscriminatory basis, based on one or more of the following: service of a Director as the chair of a committee of the Board, service of a Director as Chairman of the Board or Lead Director, the number or type of committees of the Board on which a Director serves or the first selection or appointment of an individual to the Board as a Director. Subject to the limits set forth in Section 3 and the foregoing, the Committee shall

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pursuant to the Plan grant such Awards to Directors, as it shall from time to time determine. If a Director subsequently becomes an Employee, the service requirement of the Award can be satisfied by such subsequent employment and the Award shall not terminate solely because of the change in status.

11.2	Director Compensation Limit. Notwithstanding the foregoing, the total annual compensation paid to any individual Director, inclusive of cash compensation and Awards granted under this Plan, shall not exceed $750,000; provided, however, that the total annual compensation paid to the Chairman of the Board or to any Independent Lead Director may exceed $750,000 but not $1,500,000.

12.	Nontransferability of Rights. Unless the Committee provides otherwise with respect to transfers to a Participant’s family members or to trusts or partnerships for the benefit of a Participant or the Participant’s family members, (i) no rights under any Award will be assignable or transferable and no Participant or Beneficiary will have any power to anticipate, alienate, dispose of, pledge or encumber any rights under any Award, and (ii) the rights and the benefits of any Award may be exercised and received during the lifetime of the Participant only by the Participant or by the Participant’s legal representative.

13.	Termination of Employment.

13.1	Transfers of employment between the Company and an Affiliate, or between Affiliates, will not constitute termination of employment for purposes of any Award.

13.2	The Committee may specify whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

13.3	Notwithstanding anything in this Section 13 to the contrary, if any portion of an Award that is subject to Code §409A may be distributed upon the event of a Participant’s termination of employment (including but not limited to a termination of employment that qualifies as a Retirement), the Participant will be deemed to have a termination of employment with respect to such portion of the Award if and only if the Participant has a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h).

14.	Effective Date and Duration of the Plan.

14.1	Effective Date. This Plan has been approved by the Board, but it will only become effective (the “Effective Date”) on the date after it is approved by the affirmative vote of the Company’s shareholders at the 2022 Annual Meeting or any adjournment thereof.

14.2	Duration of the Plan. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

15.	Right to Terminate Employment or Service. Nothing in the Plan shall confer upon any Participant the right to continue in the employment or service of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate employment of the Participant.

16.	Compliance With Laws; Listing and Registration of Shares. All Awards granted under the Plan (and all issuances of Shares or other securities or cash under the Plan) shall be subject to all applicable laws, rules, regulations and orders, including compliance with the requirements of 12 C.F.R. Part 359 and orders issued under 12 U.S.C § 1818(b), and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Award or the issue or purchase of Shares thereunder, such Award may not be exercised in whole or in part, or the restrictions on such Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. If the exercise of an Option would be prohibited solely because the issuance of Shares would violate the registration requirements of the Securities Act of 1933, as amended, the Option shall remain exercisable until the earlier of (i) the expiration of its Term (without regard to any shortening of the Term because of termination of employment or service) and (ii) the expiration of a period of three months after the Participant’s termination of employment or service during which the exercise of the Option would not be in violation of the Securities Act of 1933, as amended.

Without amending the Plan, the Committee may grant Awards to Employees and Directors who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or

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regulations of other countries or jurisdictions in which the Company or any Affiliate may operate or have Employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit this Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of this Plan.

17.	Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

18.	Recoupment of Awards. All Awards (including Awards that have vested in accordance with an Award Agreement) shall be subject to any applicable forfeiture, reduction, recoupment, cancellation, malus or clawback policies, practices or provisions adopted by the Company from time to time, and any applicable forfeiture, reduction, recoupment, cancellation, malus or clawback requirements imposed under applicable laws, rules or regulations or any applicable securities exchange listing standards.

19.	Withholding Taxes. The Company or an Affiliate shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or an Affiliate), including all payments under this Plan, or make other arrangements for the collection of (including through the sale of Shares otherwise issuable pursuant to the applicable Award), all legally required amounts necessary to satisfy any and all federal, state, local and foreign withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of Shares received upon exercise of an Incentive Stock Option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Award. To the extent specified by the Committee, withholding may be satisfied by withholding Shares to be received upon exercise or vesting of an Award or by delivery to the Company of previously owned Shares. In addition, the Company may reasonably delay the issuance or delivery of Shares pursuant to an Award as it determines appropriate to address tax withholding and other administrative matters.

20.	No Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Beneficiary or any other person as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; (b) any tax consequence to any Participant, Beneficiary or other person including, without limitation, due to the receipt, vesting, exercise or settlement of any Award granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Shares issued pursuant to any Award.

21.	Amendment, Modification and Termination of the Plan. The Board, the Human Resources Committee of the Board or the Governance and Nominating Committee of the Board may at any time terminate, suspend or modify the Plan, except that the Board or Committee will not, without authorization of the shareholders of the Company, effect any change (other than through adjustment for changes in capitalization as provided in Section 22) which will reduce the exercise price of, or reprice, outstanding Options or Stock Appreciation Rights as set forth in Section 9.6 or Section 10.4 or otherwise amend the Plan in any manner requiring shareholder approval by law or under the New York Stock Exchange listing requirements.

No termination, suspension, or modification of the Plan will adversely affect in any material manner any right acquired by any Participant or any Beneficiary under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 22 does not adversely affect any right.

22.	Adjustments.

22.1

In the event that the number of Shares shall be increased or decreased through a reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, stock dividend, or similar transaction, then each Share that has been authorized for issuance under the Plan, whether such Share is then currently subject to or may become subject to an Award under the Plan, as well as the per share limits set forth in Section 3, shall be adjusted by the Committee to

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reflect such increase or decrease, as it determines appropriate, in its sole discretion. The terms of any outstanding Award shall also be adjusted by the Committee as to price, number of Shares subject to such Award and other terms to reflect the foregoing events as the Committee determines appropriate, in its sole discretion.

22.2	In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, whether by reason of a merger, consolidation or otherwise, then the Committee shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected and effect such adjustment.

22.3	In the event of a Change in Control, except as otherwise set forth in an applicable Award Agreement, the surviving or purchasing corporation or other entity (or ultimate parent thereof), as the case may be (the “buyer”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Awards, or substitute such Awards with substantially equivalent Awards covering shares of the buyer’s stock, with terms no less favorable than the terms of the Awards they replace. Except as set forth in an applicable Award Agreement, in the event that outstanding and unvested Awards or portions thereof are not assumed or substituted in connection with a Change in Control, such Awards or portions thereof shall immediately vest and shall be settled in cash, Shares, or a combination thereof, as determined by the Committee (as constituted immediately prior to the Change in Control), within twenty (20) days following such Change in Control (except to the extent that settlement of an Award must be made pursuant to its original schedule or following a six-month delay in order to comply with Code §409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied. Except as otherwise set forth in the applicable Award Agreement, any performance criteria associated with Awards that are not assumed or substituted in connection with a Change in Control shall be deemed satisfied based on the greater of target performance and projected performance.

22.4	No right to purchase fractional Shares shall result from any adjustment in Awards pursuant to this Section 22. In case of any such adjustment, the Shares subject to the Award shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant, which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

22.5	Any adjustment to Options or Stock Appreciation Rights made pursuant to this Section 22 is intended to satisfy all requirements necessary to prevent the adjusted Awards from being treated as the grant of a new stock right or a change in the form of payment within the meaning of the final regulations under Code §409A.

22.6	Subject to Section 24 and to the extent such adjustments are not intended to affect the status of any Award, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or infrequently occurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in accounting standards, principles, practices or policies, including the interpretation or application thereof, or in tax or other laws, rules, or regulations, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

23.	Severability. If any provision of this Plan is determined to be illegal or invalid (in whole or in part) for any reason, or if the Committee cannot reasonably interpret any provision so as to avoid violation of Code §409A or constructive receipt of compensation under this Plan before the actual receipt of such compensation, this Plan shall be construed and enforced as if the provision had not been included.

24.	Interpretation. This Plan, as amended, is intended to satisfy the requirements of Code §409A and applicable guidance thereunder with respect to compensation payable pursuant to this Plan. It is not intended to materially modify the terms and conditions applicable to any other amounts payable pursuant to this Plan. This Plan shall be construed and administered accordingly. Therefore, to the extent an Award is subject to Code §409A, discretion otherwise permitted under the Plan is not intended to be exercised with respect to such Award in a manner which will violate the requirements of Code §409A. In addition, to the extent an Award is subject to Code §409A and payment or distribution is provided for upon termination or cessation of employment or a comparable event, such event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treas. Reg. §1.409A-1(h).

Notwithstanding anything in this Plan to the contrary, to the extent required by Code §409A, payment of the portion of any Award that is subject to Code §409A shall not be accelerated pursuant to Section 22 unless the event also qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Treas. Reg. §1.409A-3(i)(5) (a “qualifying event”). In the event payment of Shares attributable to Restricted Share Rights is accelerated pursuant to Section 22 because of a qualifying event or a qualifying event and termination of employment, such payment shall be made 30 days after the qualifying event or termination of employment, respectively.

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To the extent required by Code §409A, the portion of any Restricted Share Right, Performance Share or Performance Unit Award that is subject to Code §409A and becomes payable to an Employee pursuant to a termination of employment shall be paid six months after the date of such termination of employment if the Employee is a “specified employee” within the meaning of Treas. Reg. §1.409A-1(i).

25.	No Representation Made Regarding Code §409A Compliance. Notwithstanding any other provision in the Plan, the Company makes no representations that the Awards granted under the Plan shall be exempt from or comply with Code §409A and makes no undertaking to preclude Code §409A from applying to Awards granted under the Plan.

26.	Governing Law. This Plan, all Awards granted hereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

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Appendix A

Definitions. The following terms shall have the meanings set forth on this Appendix A whenever used in the Plan. Except when otherwise indicated by context, reference to the masculine gender shall also include, when used, the feminine gender and the neutral gender and vice versa, and any term used in the singular shall also include the plural.

“Affiliate” means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venturer.

“Award” means a grant made under this Plan in the form of Performance Shares, Restricted Stock, Restricted Share Rights, Options, Performance Units, Stock Appreciation Rights, or Stock Awards.

“Award Agreement” means a written or electronic agreement, contract or other instrument or document evidencing the terms and conditions of an Award which may, but need not, be executed by the Participant and/or the Company (or an authorized representative of the Company).

“Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Company to receive benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 12 hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of the descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Treas. Reg. section 1.409A-3(i)(5) as determined by the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

“Committee,” unless otherwise specified or another committee, which may be composed by one or more officers or Employees who are selected by the Board or the Human Resources Committee, means with respect to the Awards to Employees, the Human Resources Committee of the Board and with respect to the Awards to Directors, the Governance and Nominating Committee of the Board.

“Company” means Wells Fargo & Company, a Delaware corporation.

“Director” means a member of the Board (as constituted from time to time) who is not an officer or other employee of the Company or an Affiliate.

“Employee” means (i) an individual who is a common law employee (including an officer or director who is also an employee) of the Company or an Affiliate, and (ii) an individual (a) who is no longer employed by the Company or an Affiliate due to Retirement or otherwise, (b) who is eligible to receive a bonus or other incentive compensation earned while in the employment of the Company or an Affiliate, and (c) whose bonus or other incentive compensation is determined by the Committee, in its discretion, to be paid in the form of an Award under the Plan, whether in whole or in part.

“Fair Market Value” as of any date means, unless a different calculation measure is specified by the Committee, that day’s closing sales price of a Share on the New York Stock Exchange.

“Incentive Stock Option” means any Option designated as such and which is intended to meet the requirements of Section 422 of the Code.

“Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Shares, and includes an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means a person described in Section 4 designated by the Committee to receive an Award under the Plan.

“Performance Period” means the performance period specified by the Committee at the time any relevant Award is granted or at any time thereafter during which any performance criteria specified by the Committee with respect to such Award are to be measured.

“Performance Shares” means an Award granted under Section 5 which entitles a Participant to receive Shares, their cash equivalent, or a combination thereof, based on the achievement of one or more specified performance criteria during one or more Performance Periods.

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“Performance Units” means an Award granted under Section 5 which entitles a Participant to receive cash, Shares, or a combination thereof, based on the achievement of one or more specified performance criteria during one or more Performance Periods.

“Plan” means this Long-Term Incentive Compensation Plan, as amended from time to time.

“Restricted Share Right” means an Award granted under Section 8 of the right to receive a Share, its cash equivalent, or a combination thereof, subject to vesting and such other restrictions imposed pursuant to said Section, together with dividend equivalents with respect to such right to receive a Share if and as so determined by the Committee.

“Restricted Stock” means a Share granted under Section 6 that is subject to restrictions imposed pursuant to said Section.

“Retirement” is as defined in the applicable Award Agreement.

“Share” means a share of the common stock, $1-2/3 par value per share, of the Company.

“Shorter Vesting Awards” has the meaning set forth in Section 6.2.

“Stock Appreciation Right” means a right awarded to a Participant pursuant to Section 10 that entitles the Participant to receive, in cash, Shares or a combination thereof, as determined by the Committee, an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a Share at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the Award is granted.

“Stock Award” means an Award of Shares granted to a Participant pursuant to Section 7.

“Substitute Award” means an Award granted in connection with a transaction in substitution, exchange, conversion, adjustment, assumption or replacement of awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or an Affiliate merges or otherwise combines.

“Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on a Restricted Share Right or Restricted Stock are in effect.

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WELLS FARGO

WELLS FARGO & COMPANY
420 MONTGOMERY STREET | SAN FRANCISCO, CA | 94104
1-866-878-5865 | WELLSFARGO.COM

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WELLS FARGO & COMPANY 401(K) PLAN PROXY CARD RETURN MAIL PURPOSES ONLY N9777-113 PROXY-CD PO BOX 5191 SIOUX FALLS, SD 57117-5191

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                                         D67363-Z81426-Z81427-Z81416                  KEEP THIS PORTION FOR YOUR RECORDS

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WELLS FARGO & COMPANY
The Board of Directors recommends you vote FOR each of the nominees listed in Item 1:
1. Election of Directors

Nominees:		For	Against	Abstain

1a) Steven D. Black		☐	☐	☐

1b) Mark A. Chancy		☐	☐	☐

1c) Celeste A. Clark		☐	☐	☐

1d) Theodore F. Craver, Jr.		☐	☐	☐

1e) Richard K. Davis		☐	☐	☐

1f) Wayne M. Hewett		☐	☐	☐

1g) CeCelia (“CeCe”) G. Morken		☐	☐	☐

1h) Maria R. Morris		☐	☐	☐

1i) Felicia F. Norwood		☐	☐	☐

1j) Richard B. Payne, Jr.		☐	☐	☐

1k) Juan A. Pujadas		☐	☐	☐

1l) Ronald L. Sargent		☐	☐	☐

1m) Charles W. Scharf		☐	☐	☐

1n) Suzanne M. Vautrinot		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors recommends you vote FOR Items 2, 3 and 4:		For	Against	Abstain

2.	Advisory resolution to approve executive compensation (Say on Pay).	☐	☐	☐

3.	Approve the Company’s 2022 Long-Term Incentive Plan.	☐	☐	☐

4.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Items 5 through 11:		For	Against	Abstain

5.	Shareholder Proposal – Policy for Management Pay Clawback Authorization.	☐	☐	☐

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.	☐	☐	☐

7.	Shareholder Proposal – Racial and Gender Board Diversity Report.	☐	☐	☐

8.	Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights.	☐	☐	☐

9.	Shareholder Proposal – Climate Change Policy.	☐	☐	☐

10.	Shareholder Proposal – Conduct a Racial Equity Audit.	☐	☐	☐

11.	Shareholder Proposal – Charitable Donations Disclosure.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature (Joint Owners)	Date

WELLS FARGO & COMPANY

2022 ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 26, 2022

10:00 A.M., Eastern Daylight Time (EDT)

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

If you vote by internet, mobile device, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Derek A. Flowers, Mary T. Mack, and Michael P. Santomassimo, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device, or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.

In the interest of the health and safety of our shareholders, employees, and communities, and in light of the ongoing COVID-19 pandemic, the meeting will be held in a virtual-only format at: www.virtualshareholdermeeting.com/WFC2022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

To Be Held on April 26, 2022:

The 2022 Notice and Proxy Statement and 2021 Annual Report are available at

www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

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D67364-Z81426-Z81427-Z81416

WELLS FARGO & COMPANY 420 Montgomery Street, San Francisco, California 94104

This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, April 26, 2022, at 10:00 a.m., EDT, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the “401(k) Plan”) and/or (2) Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”) or any combination of these plans.

By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Great-West Trust Company, LLC (“Great West”), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of February 25, 2022 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs Computershare Trust Company, N.A. (“CTCNA”), the custodian of the Stock Purchase Plan, to vote all shares of the Company’s common stock credited to his or her Stock Purchase Plan account as of February 25, 2022 at the Annual Meeting or any adjournment or postponement thereof as specified on this voting instruction form and proxy card.

If properly executed, this voting instruction form and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this voting instruction form and proxy card will be voted FOR each of the nominees in Item 1, FOR Items 2, 3 and 4, AGAINST Items 5 through 11, and in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Broadridge Financial Solutions, Inc. (“Broadridge”), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received by April 20, 2022, and by internet, mobile device, and telephone before 11:59 p.m., EDT, on April 21, 2022. Broadridge will provide the total voting results for all 401(k) Plan shares to Great West, which will then determine the ratio of votes received for and against each item. Great West will then vote all 401(k) Plan shares according to the same ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to CTCNA, which will then vote such shares as directed by the participants at the Annual Meeting or any adjournment or postponement thereof.

TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL-SEE REVERSE SIDE

WELLS FARGO & COMPANY C/O EQ SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

VOTE BY INTERNET OR BY MOBILE DEVICE

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 25, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/WFC2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time (EDT), on April 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                         D67365-P64157                                  KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                     DETACH AND RETURN THIS PORTION ONLY

WELLS FARGO & COMPANY
The Board of Directors recommends you vote FOR each of the nominees listed in Item 1:
1. Election of Directors

Nominees:		For	Against	Abstain

1a) Steven D. Black		☐	☐	☐

1b) Mark A. Chancy		☐	☐	☐

1c) Celeste A. Clark		☐	☐	☐

1d) Theodore F. Craver, Jr.		☐	☐	☐

1e) Richard K. Davis		☐	☐	☐

1f) Wayne M. Hewett		☐	☐	☐

1g) CeCelia (“CeCe”) G. Morken		☐	☐	☐

1h) Maria R. Morris		☐	☐	☐

1i) Felicia F. Norwood		☐	☐	☐

1j) Richard B. Payne, Jr.		☐	☐	☐

1k) Juan A. Pujadas		☐	☐	☐

1l) Ronald L. Sargent		☐	☐	☐

1m) CharlesW. Scharf		☐	☐	☐

1n) Suzanne M. Vautrinot		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors recommends you vote FOR Items 2, 3 and 4:		For	Against	Abstain

2.	Advisory resolution to approve executive compensation (Say on Pay).	☐	☐	☐

3.	Approve the Company’s 2022 Long-Term Incentive Plan.	☐	☐	☐

4.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Items 5 through 11:		For	Against	Abstain

5.	Shareholder Proposal – Policy for Management Pay Clawback Authorization.	☐	☐	☐

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.	☐	☐	☐

7.	Shareholder Proposal – Racial and Gender Board Diversity Report.	☐	☐	☐

8.	Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights.	☐	☐	☐

9.	Shareholder Proposal – Climate Change Policy.	☐	☐	☐

10.	Shareholder Proposal – Conduct a Racial Equity Audit.	☐	☐	☐

11.	Shareholder Proposal – Charitable Donations Disclosure.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature (Joint Owners)	Date

WELLS FARGO & COMPANY

2022 ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 26, 2022

10:00 A.M., Eastern Daylight Time (EDT)

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, April 26, 2022, at 10:00 a.m., Eastern Daylight Time (EDT). In the interest of the health and safety of our shareholders, employees, and communities, and in light of the ongoing COVID-19 pandemic, the meeting will be held in a virtual-only format at: www.virtualshareholdermeeting.com/WFC2022.

VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL

To attend as a shareholder, including to vote and ask questions during the meeting, you must log into the meeting at www.virtualshareholdermeeting.com/WFC2022 using the 16-digit control number printed on your proxy materials.

If you vote by internet, mobile device, telephone, or mail, you designate Derek A. Flowers, Mary T. Mack, and Michael P. Santomassimo, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device, or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

To Be Held on April 26, 2022:

The 2022 Notice and Proxy Statement and 2021 Annual Report are available at

www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

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D67366-P64157

WELLS FARGO & COMPANY 420 Montgomery Street, San Francisco, California 94104

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Derek A. Flowers, Mary T. Mack, and Michael P. Santomassimo, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on February 25, 2022, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournment or postponement thereof, as specified on this proxy card.

If properly executed, this proxy will be voted as you direct on the reverse side. If this proxy is executed but no direction is indicated, this proxy will be voted FOR each of the nominees listed in Item 1, FOR Items 2, 3 and 4, AGAINST Items 5 through 11, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL-SEE REVERSE SIDE